[Graphic]


                            STAGECOACH FUNDS-Registered Trademark-





Annual Report
TAX-FREE Funds
    Arizona Tax-Free Fund
    California Tax-Free Bond Fund
    California Tax-Free Income Fund
    National Tax-Free Fund
    Oregon Tax-Free Fund
    Short Term Municipal Income Fund


June 30, 1998

Tax-Free Funds                                                 TABLE OF CONTENTS
------------------------------------------------------------------------

         LETTER TO SHAREHOLDERS................................1

         INVESTMENT ADVISOR COMMENTARY AND PERFORMANCE AT A GLANCE

             Arizona Tax-Free Fund.............................4

             California Tax-Free Bond Fund....................11

             California Tax-Free Income Fund..................18

             National Tax-Free Fund...........................25

             Oregon Tax-Free Fund.............................32

             Short-Term Municipal Income Fund.................39

         PORTFOLIOS OF INVESTMENTS

             Arizona Tax-Free Fund............................44

             California Tax-Free Bond Fund....................47

             California Tax-Free Income Fund..................72

             National Tax-Free Fund...........................76

             Oregon Tax-Free Fund.............................83

             Short-Term Municipal Income Fund.................87

         TAX-FREE FUNDS

             Statements of Assets and Liabilities.............90

             Statements of Operations.........................92

             Statement of Changes in Net Assets...............96

             Financial Highlights............................102

             Notes to Financial Statements...................123

             Independent Auditors' Report....................140

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                                               i
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ii

LETTER TO SHAREHOLDERS                                            Tax-Free Funds
------------------------------------------------------------------------

TO OUR SHAREHOLDERS

  Thank you for your investment in the Stagecoach Funds.
  We are pleased to present this Annual Report to you for the period ended June 30, 1998. The purpose of the Annual Report is to provide important information and an in-depth review of your investment. Three major topics are highlighted, including a performance summary, portfolio review, and strategic outlook for each Fund. Due to a change in the fiscal year-end for the tax-free funds, this report includes information for both three-month and six-month reporting periods, where applicable.
  For the twelve-month period ended June 30, 1998 there were continued positive earnings for most domestic long-term investors. Stocks, as measured by the S&P 500 Index,(1) returned 30.17% as a result of strong corporate earnings and low inflation. Government bonds also performed well, with returns of 19.67% as measured by the Lehman Brothers Long Government Bond Index.(2)
  During the period, the biggest event impacting the financial markets and U.S. economy was the economic crisis in Asia. The crisis began to unfold in late 1997 as Asian companies and governments could not afford to pay for excessive borrowing that had accumulated over several years. In addition, Asian currencies began to lose value, negatively affecting businesses within the region. These factors combined to create a destabilizing effect on markets throughout Asia. Lack of confidence in Asian markets prompted Asian investors to take a "flight to quality" by investing in U.S. Treasury securities, which increased U.S. Treasury security prices.
  The challenges of investing in today's markets make mutual funds one of the most popular investment vehicles. Investors poured more than $461 billion into mutual funds for the twelve-month period ended May 31, 1998, according to Strategic Insight, an industry research firm. We understand that you have a variety of investment options and appreciate your confidence in selecting us to manage your money.

Tax-Free Funds                                            LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

  Over the years, the Stagecoach Funds have built a reputation for innovation, leadership, and commitment to investors. In addition to our tax-free funds, we are proud to lead the industry by offering eight innovative asset allocation funds. Each Fund offers a comprehensive asset allocation strategy that can provide a solid foundation for any investment portfolio.
  As part of our commitment to investor education, we completely redesigned and restructured our prospectuses to make investing as simple and as informative as possible. You will find that our marketing materials and shareholder correspondence are designed to help you better understand your investment.
  We encourage you to review this Annual Report. We hope that you will find it useful and informative. We also recommend that you continually review your investment portfolio with a financial consultant to determine an appropriate mix of investments to meet your ongoing needs. Thank you for your continued investment with the Stagecoach Funds.

Sincerely,

    [SIGNATURE]
Michael J. Hogan
Senior Vice President
Wells Fargo Bank,
Mutual Fund Group

     [SIGNATURE]
R. Greg Feltus
Chairman and President of
Stagecoach Funds

1 The "S&P 500 Index" is a trademark of Standard and Poor's Corporation. The S&P
  500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets.

2 The Lehman Brothers Long Government Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities.

2
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                                                                               3

Arizona Tax-Free Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

ARIZONA TAX-FREE FUND

  The Stagecoach Arizona Tax-Free Fund (the "Fund") seeks to provide investors with a high level of income exempt from federal income tax and Arizona personal income tax. The Fund invests in high-quality Arizona municipal obligations. The Fund has the ability to invest in municipal bonds with a wide range of maturities, allowing for greater investment flexibility within the portfolio and the potential to maximize income.
  Please note that we have changed the Fund's fiscal year-end to June 30 from March 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last three months. Our discussion will focus on the most recent period, although we may also comment on longer-term performance.
  Stephen Galiani and Mary Gail Walton manage the Stagecoach Arizona Tax-Free Fund. Mr. Galiani has 23 years of security industry experience and has been managing portfolios since 1981. Ms. Walton's career in securities spans 14 years with 6 years dedicated to tax-exempt portfolio management. Together, they bring a disciplined expertise to municipal bond investing.

PERFORMANCE SUMMARY
  During the three-month period, the Stagecoach Arizona Tax-Free Fund's Class A net asset value increased $0.02, from $10.77 on March 31, 1998, to $10.79 on June 30, 1998. The Fund distributed $0.116 per share in dividend income. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The distribution rate for Class A shares was 4.06%, based on an annualization of June's monthly dividend of $0.038 per share and the maximum offering price of $11.30 on June 30, 1998. When measured against a comparable taxable investment, the Fund's double tax-free yield is generally higher. For example, an investor would need to earn 7.07% from a taxable investment to

INVESTMENT ADVISOR COMMENTARY                              Arizona Tax-Free Fund
------------------------------------------------------------------------

match the Fund's 4.03% tax-free SEC yield, assuming the maximum combined federal and Arizona state personal income tax bracket.

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                     30
PORTFOLIO TURNOVER RATIO             14%
WEIGHTED AVERAGE COUPON              5.60%
WEIGHTED AVERAGE MATURITY            18.50 years
AMT EXPOSURE                         0.00%

                                  CLASS A      CLASS B
NAV                                  10.79        10.40
DISTRIBUTION RATE                    4.06%        3.53%
SEC YIELD                            4.03%        3.49%
TAX EQUIV. YIELD                     7.07%        6.12%
Please refer to important disclosures on page 7.

  For the three-month period ended June 30, 1998, Class A shares of the Fund posted a 1.27% cumulative total return, exclusive of sales charges, and a 1.19% return for Institutional Class shares. Compared to the Lehman Brothers Municipal Bond Index, which returned 1.52%, the Fund held securities with shorter durations than securities in the index and therefore underperformed this benchmark. We are currently attempting to capture more income by gradually extending the average portfolio duration relative to the benchmark. However, a longer duration has the effect of increasing the Fund's volatility in a changing interest rate environment.

CREDIT QUALITY(2)
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        57%
AA                         16%
A                          16%
BBB or Below               10%
Cash Equivalents            1%

PORTFOLIO REVIEW
  As of June 30, 1998, the Fund held 57% in bonds rated AAA. Given current narrow credit rating spreads, we felt comfortable holding higher quality bonds. However, we plan to increase our exposure to A-rated and BBB-rated bonds, provided that levels are attractive, to boost the average yield of the Fund. The Fund currently holds 16% in A-rated bonds and 10% in bonds rated BBB or below.

Arizona Tax-Free Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

  The top ten holdings in the Fund represent our focus toward capturing income without sacrificing quality. For example, Puerto Rico Commonwealth and Puerto Rico Electric Power, both rated AAA due to bond insurance, offer the potential for both good yield and high liquidity. Although these bonds are not Arizona State bonds, they are tax exempt across all states and have the potential to offer strong tax-free income. An example of an Arizona bond that also has the potential to provide good income is the Phoenix Arizona Development Authority. We feel that bonds with these types of characteristics will enable the Fund to provide high monthly income with less variation in asset value.
  As always, we carefully review the investment quality, maturity, sensitivity to interest rate movements, and duration of the securities to provide a strong long-term total return.

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                          % OF PORTFOLIO
MESA AZ, 6.50%                            6.6%
PHOENIX AZ, 6.25%                         6.5%
PUERTO RICO COMMONWEALTH, 5.50%           5.8%
TUCSON AZ, 5.13%                          5.6%
PHOENIX AZ INDL. DEV. AUTH.,
5.65%                                     5.4%
GREENLEE CNTY. AZ, 5.45%                  5.3%
PIMA CNTY. AZ, 5.50%                      4.2%
GUAM HSG CORP., 5.75%                     4.2%
PHOENIX AZ, CIVIC IMPT. CORP.,
5.00%                                     4.2%
MARICOPA CNTY. AZ, 5.00%                  4.1%

STRATEGIC OUTLOOK
  On a national level, the U.S. economy has remained strong. The Asian crisis may have further effects such as increasing the strength of the U.S. dollar and slowing inflation. Our interest rate forecast calls for yields to remain in a trading range over the intermediate term with a bias toward lower rates. This is primarily due to the conflicting effects of the diminishing government budget deficit, low commodity prices, and the Asian crisis versus the tight labor markets and healthy housing

INVESTMENT ADVISOR COMMENTARY                              Arizona Tax-Free Fund
------------------------------------------------------------------------

conditions. Meanwhile, the state and local economies continue to grow steadily, enjoying the benefits of strong consumer confidence.
  On the state level, Arizona's economy should remain healthy and display solid growth, particularly in the Greater Phoenix Metropolitan Area. School finance legislation, passed in an effort to evenly distribute educational funding, will likely reduce the number of those bonds issued and may adversely affect state offers. We continue to monitor the effects of state legislation and the impact on Arizona's municipal bond market.
  We anticipate a favorable outlook for the municipal bond market and will continue to seek bonds offering outstanding value. We intend to focus our efforts on positioning the Fund to achieve the potential for high current income consistent with reasonable risk for the long-term investor.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market fund advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

 A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Stagecoach Arizona Tax-Free Fund's taxable equivalent is based on the combined federal and state income tax rate of 42.98%. Any capital gains distribution may be taxable.

2 The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund. Past performance is no guarantee of future results.

Arizona Tax-Free Fund                                    PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

ARIZONA TAX-FREE FUND

GROWTH OF A $10,000 INVESTMENT
Class A and Institutional Class Shares

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STAGECOACH ARIZONA      LEHMAN BROTHERS        STAGECOACH ARIZONA
                 TAX-FREE FUND           MUNICIPAL              TAX-FREE FUND
                CLASS A SHARES          BOND INDEX       INSTITUTIONAL CLASS SHARES
Inception                   $9,550              $10,000                      $10,000
Mar-92                      $9,522              $10,004                       $9,971
Apr-92                      $9,603              $10,093                      $10,056
May-92                      $9,717              $10,212                      $10,175
Jun-92                      $9,857              $10,384                      $10,322
Jul-92                      $9,896              $10,695                      $10,362
Aug-92                     $10,001              $10,590                      $10,472
Sep-92                     $10,110              $10,659                      $10,586
Oct-92                      $9,996              $10,555                      $10,467
Nov-92                     $10,193              $10,744                      $10,673
Dec-92                     $10,291              $10,853                      $10,776
Jan-93                     $10,456              $10,979                      $10,949
Feb-93                     $10,769              $11,377                      $11,276
Mar-93                     $10,601              $11,256                      $11,100
Apr-93                     $10,692              $11,370                      $11,196
May-93                     $10,737              $11,433                      $11,243
Jun-93                     $10,902              $11,624                      $11,416
Jul-93                     $10,869              $11,639                      $11,381
Aug-93                     $11,095              $11,882                      $11,618
Sep-93                     $11,253              $12,017                      $11,783
Oct-93                     $11,274              $12,040                      $11,806
Nov-93                     $11,195              $11,934                      $11,722
Dec-93                     $11,377              $12,186                      $11,913
Jan-94                     $11,507              $12,325                      $12,049
Feb-94                     $11,208              $12,005                      $11,736
Mar-94                     $10,954              $11,517                      $11,470
Apr-94                     $11,016              $11,615                      $11,535
May-94                     $11,089              $11,716                      $11,612
Jun-94                     $11,048              $11,644                      $11,568
Jul-94                     $11,206              $11,857                      $11,734
Aug-94                     $11,260              $11,899                      $11,790
Sep-94                     $11,148              $11,724                      $11,673
Oct-94                     $10,964              $11,515                      $11,480
Nov-94                     $10,800              $11,307                      $11,309
Dec-94                     $11,001              $11,556                      $11,519
Jan-95                     $11,247              $11,886                      $11,777
Feb-95                     $11,514              $12,231                      $12,057
Mar-95                     $11,607              $12,372                      $12,154
Apr-95                     $11,656              $12,387                      $12,205
May-95                     $11,904              $12,782                      $12,465
Jun-95                     $11,879              $12,670                      $12,439
Jul-95                     $11,998              $12,790                      $12,563
Aug-95                     $12,116              $12,952                      $12,686
Sep-95                     $12,159              $13,034                      $12,732
Oct-95                     $12,272              $13,224                      $12,854
Nov-95                     $12,409              $13,443                      $13,000
Dec-95                     $12,507              $13,573                      $13,106
Jan-96                     $12,602              $13,676                      $13,208
Feb-96                     $12,532              $13,583                      $13,137
Mar-96                     $12,326              $13,409                      $12,923
Apr-96                     $12,333              $13,371                      $12,921
May-96                     $12,284              $13,366                      $12,885
Jun-96                     $12,399              $13,512                      $13,006
Jul-96                     $12,553              $13,633                      $13,170
Aug-96                     $12,507              $13,630                      $13,112
Sep-96                     $12,610              $13,821                      $13,223
Oct-96                     $12,745              $13,977                      $13,379
Nov-96                     $12,988              $14,233                      $13,637
Dec-96                     $12,937              $14,174                      $13,586
Jan-97                     $12,978              $14,200                      $13,631
Feb-97                     $13,060              $14,331                      $13,719
Mar-97                     $12,885              $14,140                      $13,538
Apr-97                     $12,983              $14,259                      $13,630
May-97                     $13,159              $14,475                      $13,817
Jun-97                     $13,305              $14,629                      $13,986
Jul-97                     $13,704              $15,035                      $14,395
Aug-97                     $13,530              $14,893                      $14,214
Sep-97                     $13,702              $15,071                      $14,411
Oct-97                     $13,755              $15,167                      $14,482
Nov-97                     $13,837              $15,257                      $14,571
Dec-97                     $14,063              $15,479                      $14,798
Jan-98                     $14,179              $15,639                      $14,925
Feb-98                     $14,159              $15,643                      $14,905
Mar-98                     $14,132              $15,657                      $14,890
Apr-98                     $14,011              $15,587                      $14,764
May-98                     $14,260              $15,833                      $15,027
Jun-98                     $14,311              $15,895                      $15,066

THE RETURNS FOR CLASS B SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Arizona Tax-Free Fund Class A and Institutional Class shares since inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE                                    Arizona Tax-Free Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                                                       SINCE
             YEAR-TO-        1-           5-          3/2/92
               DATE         YEAR         YEAR        INCEPTION
CLASS A           1.76         7.56         5.59          6.59
CLASS B           1.29         6.73         4.46          5.47
INSTITUTIONAL
CLASS             1.81         7.73         5.71          6.69

INCLUDING SALES CHARGE

                                                       SINCE
             YEAR-TO-        1-           5-          3/2/92
               DATE         YEAR         YEAR        INCEPTION
CLASS A          (2.81)        2.74         4.62          5.82
CLASS B          (3.69)        1.73         4.13          5.47
INSTITUTIONAL
CLASS              N/A          N/A          N/A           N/A

Performance shown for the Class A, Class B and Institutional Class shares of certain of the Stagecoach Funds reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that such reductions will continue.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes maximum contingent deferred sales charge for the corresponding time period.

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10

INVESTMENT ADVISOR COMMENTARY                      California Tax-Free Bond Fund
------------------------------------------------------------------------

CALIFORNIA TAX-FREE BOND FUND

  The Stagecoach California Tax-Free Bond Fund (the "Fund") seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital by investing in medium- to long-term investment-grade municipal securities. The Fund is managed with a total return strategy that balances reasonable risk with competitive income and capital preservation.
  Please note that we have changed the Fund's fiscal year-end to June 30 from December 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last six months. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.
  David Klug is the manager of the California Tax-Free Bond Fund and has been managing bond portfolios for the tax-exempt fixed income team for the past ten years. Mr. Klug earned his MBA from the University of Chicago and is a member of the National and California Federations of Municipal Analysts.

PERFORMANCE SUMMARY
  During the six-month reporting period, the Stagecoach California Tax-Free Bond Fund's Class A net asset value increased from $11.32 on December 31, 1997, to $11.38 on June 30, 1998. The Fund distributed $0.260 per share in dividend income. The Fund did not pay any capital gains during the six-month reporting period. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for Class A shares was 4.29%, based on an annualization of June's monthly dividend of $0.043 per share and the maximum offering price of $11.92 on June 30, 1998. When measured against a comparable taxable investment, the Fund's double tax-free yield is generally higher. For example, an investor would need to earn a yield of 7.22% from a tax-

California Tax-Free Bond Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

able investment to match the Fund's 3.88% tax-free SEC yield, assuming the maximum combined federal and California state personal income tax bracket.

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                          357
PORTFOLIO TURNOVER RATIO                  15%
WEIGHTED AVERAGE COUPON                   5.39%
WEIGHTED AVERAGE MATURITY                 15.31 years
AMT EXPOSURE                              4.28%

                                CLASS A    CLASS B    CLASS C
NAV                            11.38      11.60      11.60
DISTRIBUTION RATE              4.29%      3.79%      3.79%
SEC YIELD                      3.88%      3.36%      3.36%
TAX EQUIV. YIELD               7.22%      6.25%      6.25%

Please refer to important disclosures on page 15.

  For the six-month period ended June 30, 1998, the Fund posted a 2.86% cumulative total return for Class A shares, exclusive of sales charges, and a 2.80% return for Institutional Class shares. The Fund outperformed the Lehman Brothers Municipal Bond Index, which returned 2.67% for the six-month period. Three main factors contributed to the Fund outperforming its benchmark. The Fund had a number of issues that were pre-refunded, meaning that the issuing municipalities had funds escrowed to pay off their bonds at maturity. This helped the performance of the Fund as price gains were experienced when the bonds were pre-refunded and repriced at higher value. The Fund was also longer in average portfolio duration than the benchmark. In a market where interest rates declined slightly, having a longer duration helped the Fund's performance by capturing more potential for capital appreciation. The Fund's performance also benefitted from better trade executions during the time period. This means that we received favorable selling prices on shorter callable bonds that were sold out of the portfolio.

INVESTMENT ADVISOR COMMENTARY                      California Tax-Free Bond Fund
------------------------------------------------------------------------

  In addition to the Fund's strong performance for the reporting period, the Fund has an excellent long-term performance record. The California Tax-Free Bond Fund has been awarded a four-star ranking by Morningstar, as of June 30, 1998. The Fund performed in the top 32.5% out of 1,549 Municipal Bond Funds. Please remember that past performance is no guarantee of future results.

PORTFOLIO REVIEW
  The Fund's portfolio manager carefully reviews investment quality, maturity, duration, and sensitivity to interest rate movements in order to provide strong long-term total return. Additionally, he looks for bonds that may be slightly undervalued by the market. Through this strategy, the Fund seeks to achieve a combination of consistent tax-free income and strong long-term total return.
  The solid credit quality of the Fund is reflected by its 74% allocation in AAA-rated bonds. In addition, most of the Fund's AAA-rated bonds are insured, enhancing safety and liquidity. Currently, we do not find California BBB-rated bonds that warrant the added credit risk as the income differential between A-rated and BBB-rated bonds is minimal.
  Many of the Fund's holdings were purchased during the Fund's initial growth period in 1992 and 1993. We are gradually selling some of these issues as the bonds are nearing their call dates. At the same time, we are purchasing bonds that have good call protection, which defines how and when an issuer may recall a bond. For example, a high-yielding bond may be unattractive if the issuer has too much latitude in recalling it. This strategy of extending the call protection is part of our total return strategy, emphasizing both income and capital appreciation.

CREDIT QUALITY(2)
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        74%
AA                         11%
A                          12%
BBB or Below                2%
Cash Equivalents            1%

California Tax-Free Bond Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                               % OF PORTFOLIO
LOS ANGELES COUNTY PUB. WORKS, 5.00%              1.7%
SAN DIEGO PUB. FINANCING AUTH., 5.00%             1.2%
CHINO ONTARIO UPLAND, 5.20%                       1.1%
SACRAMENTO COUNTY, 5.10%                          1.1%
EAST BAY CA MUNI UTIL., 5.00%                     1.1%
NORTHERN CALIFORNIA TRANS. AGENCY,
5.50%                                             1.1%
PROVIDENT INSTIT. CA, 3.21%                       1.0%
RIVERSIDE COUNTY CA, 6.38%                        0.9%
SOUTH COUNTY REGIONAL, 5.75%                      0.9%
SANTA ANA CA, 5.00%                               0.9%

  Overall, the Fund holds a wide range of bonds within the California bond market and invests in a number of geographic areas and government sectors. As of June 30, 1998, the Fund held 357 securities. Because this is a single state fund, we hold a relatively large number of securities, which allows us to spread market risk across many sectors and markets.
  As of June 30, 1998, the Fund held 4.28% of the portfolio in bonds subject to the AMT (Alternative Minimum Tax). Most of the Fund's AMT bonds were purchased in 1993. During that time, there was a yield advantage offered by bonds subject to this taxation. Today, most of the AMT bonds in the marketplace are housing revenue bonds, which have low call protection. As previously stated, we generally attempt to exclude bonds with low call protection from the portfolio.

STRATEGIC OUTLOOK
  Three key factors contributing to the strength of the overall U.S. market continue to be low inflation, moderate economic growth and low interest rates. We believe that while the nation's economy continues to be healthy, it may eventually weaken over time, particularly as a result of lingering effects from the Asian markets crisis.

INVESTMENT ADVISOR COMMENTARY                      California Tax-Free Bond Fund
------------------------------------------------------------------------

We also feel that interest rates may drift lower and short-term rates will remain stable without much interference this year from the Federal Reserve Board.
  California's economic environment also has remained healthy and we believe that this strength will continue as the state economy maintains its solid stance, unemployment remains at low levels and minimal credit problems are experienced.
  Based on this outlook, we will maintain our current strategy. We will continue to place an emphasis on high credit quality bonds and will focus on factors such as call protection that affect long-term performance. Being based in California, we have extensive experience in the California municipal bond market and are able to quickly respond to economic conditions and market events in the state. This allows the Fund to potentially capture a high level of income consistent with prudent risk.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

 A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Stagecoach California Tax-Free Bond Fund taxable equivalents are based on the combined federal and state income tax rate of 46.24%. Any capital gains distribution may be taxable.

2 The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund. Past performance is no guarantee of future results.

California Tax-Free Bond Fund                            PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

CALIFORNIA TAX-FREE BOND FUND

GROWTH OF A $10,000 INVESTMENT
Class A and Institutional Class Shares

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   STAGECOACH            LEHMAN               STAGECOACH
                   CALIFORNIA           BROTHERS              CALIFORNIA
               TAX-FREE BOND FUND       MUNICIPAL         TAX-FREE BOND FUND
                 CLASS A SHARES        BOND INDEX     INSTITUTIONAL CLASS SHARES
Inception                    $9,550          $10,000                      $10,000
Oct-88                       $9,636          $10,176                      $10,090
Nov-88                       $9,549          $10,082                       $9,999
Dec-88                       $9,783          $10,185                      $10,244
Jan-89                       $9,929          $10,396                      $10,397
Feb-89                       $9,831          $10,278                      $10,295
Mar-89                       $9,832          $10,253                      $10,295
Apr-89                      $10,150          $10,496                      $10,628
May-89                      $10,351          $10,714                      $10,838
Jun-89                      $10,491          $10,860                      $10,986
Jul-89                      $10,623          $11,008                      $11,123
Aug-89                      $10,470          $10,900                      $10,964
Sep-89                      $10,460          $10,867                      $10,953
Oct-89                      $10,604          $11,000                      $11,104
Nov-89                      $10,770          $11,192                      $11,277
Dec-89                      $10,832          $11,284                      $11,342
Jan-90                      $10,696          $11,231                      $11,200
Feb-90                      $10,864          $11,331                      $11,376
Mar-90                      $10,907          $11,334                      $11,421
Apr-90                      $10,758          $11,253                      $11,265
May-90                      $11,025          $11,498                      $11,545
Jun-90                      $11,133          $11,599                      $11,658
Jul-90                      $11,328          $11,770                      $11,862
Aug-90                      $11,001          $11,599                      $11,520
Sep-90                      $10,990          $11,606                      $11,508
Oct-90                      $11,178          $11,816                      $11,705
Nov-90                      $11,444          $12,053                      $11,984
Dec-90                      $11,534          $12,106                      $12,077
Jan-91                      $11,725          $12,269                      $12,277
Feb-91                      $11,792          $12,375                      $12,348
Mar-91                      $11,815          $12,380                      $12,372
Apr-91                      $11,998          $12,545                      $12,563
May-91                      $12,136          $12,657                      $12,708
Jun-91                      $12,098          $12,644                      $12,668
Jul-91                      $12,268          $12,798                      $12,847
Aug-91                      $12,417          $12,967                      $13,002
Sep-91                      $12,590          $13,136                      $13,183
Oct-91                      $12,692          $13,254                      $13,290
Nov-91                      $12,688          $13,291                      $13,285
Dec-91                      $12,874          $13,577                      $13,481
Jan-92                      $12,858          $13,608                      $13,464
Feb-92                      $12,938          $13,612                      $13,548
Mar-92                      $12,983          $13,618                      $13,594
Apr-92                      $13,100          $13,739                      $13,718
May-92                      $13,243          $13,901                      $13,867
Jun-92                      $13,485          $14,135                      $14,120
Jul-92                      $13,927          $14,559                      $14,583
Aug-92                      $13,735          $14,416                      $14,383
Sep-92                      $13,806          $14,510                      $14,457
Oct-92                      $13,538          $14,367                      $14,176
Nov-92                      $13,875          $14,625                      $14,528
Dec-92                      $14,034          $14,774                      $14,695
Jan-93                      $14,197          $14,945                      $14,866
Feb-93                      $14,722          $15,486                      $15,416
Mar-93                      $14,608          $15,322                      $15,297
Apr-93                      $14,778          $15,477                      $15,474
May-93                      $14,883          $15,563                      $15,584
Jun-93                      $15,163          $15,823                      $15,877
Jul-93                      $15,154          $15,844                      $15,868
Aug-93                      $15,530          $16,173                      $16,261
Sep-93                      $15,747          $16,358                      $16,489
Oct-93                      $15,778          $16,389                      $16,521
Nov-93                      $15,620          $16,245                      $16,356
Dec-93                      $15,856          $16,587                      $16,603
Jan-94                      $16,054          $16,777                      $16,810
Feb-94                      $15,739          $16,342                      $16,480
Mar-94                      $15,213          $15,677                      $15,930
Apr-94                      $15,189          $15,810                      $15,905
May-94                      $15,348          $15,948                      $16,071
Jun-94                      $15,310          $15,850                      $16,031
Jul-94                      $15,570          $16,140                      $16,304
Aug-94                      $15,632          $16,197                      $16,368
Sep-94                      $15,449          $15,959                      $16,177
Oct-94                      $15,223          $15,675                      $15,940
Nov-94                      $14,951          $15,391                      $15,656
Dec-94                      $15,171          $15,730                      $15,885
Jan-95                      $15,592          $16,180                      $16,326
Feb-95                      $15,970          $16,650                      $16,722
Mar-95                      $16,109          $16,842                      $16,869
Apr-95                      $16,114          $16,862                      $16,873
May-95                      $16,602          $17,400                      $17,384
Jun-95                      $16,375          $17,247                      $17,147
Jul-95                      $16,475          $17,411                      $17,252
Aug-95                      $16,689          $17,632                      $17,475
Sep-95                      $16,827          $17,743                      $17,619
Oct-95                      $17,132          $18,002                      $17,940
Nov-95                      $17,455          $18,301                      $18,277
Dec-95                      $17,658          $18,476                      $18,490
Jan-96                      $17,749          $18,617                      $18,585
Feb-96                      $17,590          $18,490                      $18,418
Mar-96                      $17,319          $18,254                      $18,135
Apr-96                      $17,244          $18,202                      $18,056
May-96                      $17,257          $18,195                      $18,071
Jun-96                      $17,459          $18,394                      $18,281
Jul-96                      $17,651          $18,559                      $18,483
Aug-96                      $17,664          $18,555                      $18,496
Sep-96                      $17,935          $18,815                      $18,780
Oct-96                      $18,129          $19,028                      $18,984
Nov-96                      $18,480          $19,376                      $19,351
Dec-96                      $18,371          $19,295                      $19,236
Jan-97                      $18,401          $19,331                      $19,269
Feb-97                      $18,579          $19,509                      $19,456
Mar-97                      $18,317          $19,250                      $19,182
Apr-97                      $18,482          $19,411                      $19,354
May-97                      $18,759          $19,704                      $19,645
Jun-97                      $18,923          $19,915                      $19,816
Jul-97                      $19,540          $20,467                      $20,463
Aug-97                      $19,315          $20,275                      $20,227
Sep-97                      $19,534          $20,516                      $20,456
Oct-97                      $19,654          $20,647                      $20,582
Nov-97                      $19,744          $20,769                      $20,676
Dec-97                      $20,051          $21,072                      $20,999
Jan-98                      $20,312          $21,289                      $21,272
Feb-98                      $20,313          $21,296                      $21,256
Mar-98                      $20,301          $21,315                      $21,263
Apr-98                      $20,218          $21,219                      $21,177
May-98                      $20,550          $21,554                      $21,506
Jun-98                      $20,627          $21,638                      $21,587

THE RETURNS FOR CLASS B AND CLASS C SHARES OF THE CALIFORNIA TAX-FREE BOND FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach California Tax-Free Bond Fund Class A and Institutional Class shares since inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE                            California Tax-Free Bond Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                                                                   SINCE
                                          YEAR-TO-    1-    5-    10/6/88
                                            DATE     YEAR  YEAR  INCEPTION
CLASS A                                     2.86     8.99  6.35    8.22
CLASS B                                     2.49     8.04  5.47    7.46
CLASS C                                     2.49     8.04  5.47    7.46
INSTITUTIONAL
CLASS                                       2.80     8.94  6.34    8.21

INCLUDING SALES CHARGE

                                                                     SINCE
                                          YEAR-TO-    1-    5-      10/6/88
                                            DATE     YEAR  YEAR    INCEPTION
CLASS A                                    (1.74)    4.06  5.37      7.71
CLASS B                                    (2.51)    3.04  5.16      7.46
CLASS C                                     1.49     7.04  5.47      7.46
INSTITUTIONAL
CLASS                                        N/A     N/A    N/A       N/A

Performance shown for the Class A, Class B, Class C and Institutional Class shares of certain of the Stagecoach Funds reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate with market condition so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes the maximum contingent deferred sales charge for the corresponding time period.

California Tax-Free Income Fund                    INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

CALIFORNIA TAX-FREE INCOME FUND

  The Stagecoach California Tax-Free Income Fund (the "Fund") seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital. The Fund invests in short- and intermediate-term investment-grade California municipal securities. This policy enables the Fund to take advantage of short-term interest rate fluctuations, providing a consistent level of tax-free income while limiting the price volatility usually found in a fund with longer duration.
  Please note that we have changed the Fund's fiscal year-end to June 30 from March 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last three months. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.
  Laura Milner manages the Stagecoach California Tax-Free Income Fund and is the senior specialist for all tax-exempt money market and short-term portfolios. Ms. Milner has 17 years of experience in the investment industry with an expertise in short- and long-term municipal securities. She is a member of the California Chapter of the National Federation of Municipal Analysts.

PERFORMANCE SUMMARY
  During the three-month reporting period, the Stagecoach California Tax-Free Income Fund's net asset value for Class A shares remained stable at $10.44 on March 31, 1998, and $10.44 on June 30, 1998. The Fund distributed $0.097 per share in dividend income and no capital gains were distributed from the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for Class A shares was 3.54%, based on an annualization of June's monthly dividend of $0.032 per share and the maximum offering price of $10.76 on June 30, 1998. When measured against a comparable taxable investment, the Fund's double tax-free rate is generally higher. For example, an

INVESTMENT ADVISOR COMMENTARY                    California Tax-Free Income Fund
------------------------------------------------------------------------

investor would need to earn a yield of 6.42% from a taxable investment to match the Fund's 3.45% tax-free SEC yield, assuming the maximum combined federal and California state personal income tax bracket.

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                          49
PORTFOLIO TURNOVER RATIO                  2%
WEIGHTED AVERAGE COUPON                   6.10%
WEIGHTED AVERAGE MATURITY                 4.85 years
AMT EXPOSURE                              0.00%

                                              CLASS A
NAV                                              10.44
DISTRIBUTION RATE                                3.54%
SEC YIELD                                        3.45%
TAX EQUIV. YIELD                                 6.42%
Please refer to important disclosures on page 21.

  For the three months ended June 30, 1998, the Fund posted a 0.93% cumulative total return, exclusive of sales charge, for Class A shares and a 0.94% return for Institutional Class shares. The Fund's benchmark, the Lehman Brothers 3-Year Municipal Bond Index, returned 1.13% for the three-month period. The Fund underperformed its benchmark due to its shorter duration.

PORTFOLIO REVIEW
  The Fund is managed with a total return strategy that balances reasonable risk with competitive income and capital preservation. Investment quality, maturity, and duration are carefully reviewed as the Fund's manager looks for price appreciation opportunities. Through extensive analysis the Fund's manager attempts to deliver high tax-free income and strong long-term performance.

CREDIT QUALITY(2)
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        50%
AA                         18%
A                          27%
Cash Equivalents            5%

  The Fund's solid credit quality allocation is reflected by the 50% allocation of the portfolio to AAA-rated bonds. With this high credit quality as a foundation, we were comfortable increasing the A-rated bonds in the

California Tax-Free Income Fund                    INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

portfolio to 27%. While special efforts were made to find higher yielding opportunities in A-rated bonds, strong credit quality was always maintained.
  The bonds in the top ten holdings represent our efforts to capture a high level of income consistent with prudent investment risk. For example, we feel the Southern California Public Power Authority Project bonds were purchased at a very good yield. As the bonds are due in 2003 and have a two-year call date, we are able to collect a higher yield for taking some call risk. Overall, our call protection is high and there are few callable bonds in the Fund's portfolio. In addition, the Fund holds a wide range of bonds across a number of geographic areas and government sectors, which may reduce volatility over the long-term.

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                            % OF PORTFOLIO
ORANGE COUNTY, CA, 5.50%                    6.1%
SOUTHERN CA PUBLIC POWER, 6.88%             5.3%
CAL. HLTH. FACS. FIN. AUTH., 5.00%          4.4%
LOS ANGELES HBR. DEPT., 5.00%               4.2%
RANCHO CA WATER DIST., 4.70%                4.2%
LOS ANGELES WASTEWATER, 8.70%               4.0%
SOUTHERN CALIFORNIA, 7.50%                  3.6%
CA STATE VETERANS, 4.95%                    3.3%
PROVIDENT INSTIT. CA, 3.21%                 3.1%
LOS ANGELES DEPT WATER & PWR., 9.00%        2.9%

STRATEGIC OUTLOOK
  Three key factors contributing to the strength of the overall U.S. market strength continue to be low inflation, moderate economic growth and low interest rates. We believe that while the nation's economy continues to be healthy, it may eventually weaken over time, partially as a result of the lingering effects from the Asian markets crisis. These effects include increasing the strength of the U.S. dollar and slowing inflation. As a result, we feel that

INVESTMENT ADVISOR COMMENTARY                    California Tax-Free Income Fund
------------------------------------------------------------------------

interest rates may drift lower and short-term rates will remain stable without much interference this year from the Federal Reserve Board.

  California's economic environment has also remained healthy and we believe that this strength will continue as the state economy maintains its solid stance, unemployment remains at low levels and minimal credit problems are experienced.

  Given this outlook on both the national and state economic environments, we will maintain most of our current strategy. Furthermore, we plan to extend the maturity level and increase the Fund's exposure to A-rated bonds to help capture the potential for current income consistent with reasonable risk. We will also continue to place an emphasis on high credit quality bonds and will focus on factors such as call protection that affect long-term performance. Being based in California, we will continue to monitor closely the economic events which may occur in the state, allowing us to quickly respond to economic conditions and market events. This allows the Fund to potentially capture a high level of income consistent with prudent risk.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

 A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Stagecoach California Tax-Free Income Funds' taxable equivalents are based on the combined federal and state income tax rate of 46.24%. Any capital gains distribution may be taxable.

2 The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund. Past performance is no guarantee of future results.

California Tax-Free Income Fund                          PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

CALIFORNIA TAX-FREE INCOME FUND

GROWTH OF A $10,000 INVESTMENT
Class A and Institutional Class Shares

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    STAGECOACH               LEHMAN                 STAGECOACH
                    CALIFORNIA              BROTHERS                CALIFORNIA
               TAX-FREE INCOME FUND     3-YEAR MUNICIPAL       TAX-FREE INCOME FUND
                  CLASS A SHARES           BOND INDEX       INSTITUTIONAL CLASS SHARES
Inception                      $9,700              $10,000                      $10,000
Nov-92                         $9,708              $10,070                      $10,008
Dec-92                         $9,782              $10,130                      $10,084
Jan-93                         $9,871              $10,206                      $10,176
Feb-93                        $10,077              $10,367                      $10,389
Mar-93                         $9,994              $10,336                      $10,303
Apr-93                        $10,047              $10,395                      $10,358
May-93                        $10,062              $10,424                      $10,373
Jun-93                        $10,153              $10,490                      $10,467
Jul-93                        $10,128              $10,496                      $10,441
Aug-93                        $10,270              $10,593                      $10,587
Sep-93                        $10,351              $10,640                      $10,671
Oct-93                        $10,373              $10,662                      $10,693
Nov-93                        $10,343              $10,648                      $10,663
Dec-93                        $10,477              $10,760                      $10,801
Jan-94                        $10,551              $10,847                      $10,877
Feb-94                        $10,400              $10,746                      $10,722
Mar-94                        $10,283              $10,616                      $10,601
Apr-94                        $10,317              $10,679                      $10,636
May-94                        $10,353              $10,729                      $10,674
Jun-94                        $10,337              $10,732                      $10,657
Jul-94                        $10,435              $10,821                      $10,758
Aug-94                        $10,451              $10,860                      $10,774
Sep-94                        $10,414              $10,833                      $10,736
Oct-94                        $10,377              $10,807                      $10,698
Nov-94                        $10,308              $10,788                      $10,626
Dec-94                        $10,361              $10,834                      $10,681
Jan-95                        $10,478              $10,924                      $10,802
Feb-95                        $10,624              $11,039                      $10,953
Mar-95                        $10,714              $11,138                      $11,045
Apr-95                        $10,734              $11,176                      $11,066
May-95                        $10,886              $11,347                      $11,223
Jun-95                        $10,889              $11,374                      $11,226
Jul-95                        $10,984              $11,494                      $11,324
Aug-95                        $11,062              $11,584                      $11,404
Sep-95                        $11,107              $11,617                      $11,451
Oct-95                        $11,173              $11,673                      $11,518
Nov-95                        $11,251              $11,747                      $11,599
Dec-95                        $11,308              $11,796                      $11,658
Jan-96                        $11,399              $11,888                      $11,752
Feb-96                        $11,389              $11,890                      $11,741
Mar-96                        $11,315              $11,861                      $11,665
Apr-96                        $11,318              $11,876                      $11,668
May-96                        $11,315              $11,886                      $11,665
Jun-96                        $11,371              $11,957                      $11,723
Jul-96                        $11,452              $12,023                      $11,806
Aug-96                        $11,460              $12,042                      $11,815
Sep-96                        $11,535              $12,115                      $11,893
Oct-96                        $11,625              $12,200                      $11,975
Nov-96                        $11,752              $12,314                      $12,121
Dec-96                        $11,743              $12,321                      $12,111
Jan-97                        $11,795              $12,375                      $12,154
Feb-97                        $11,852              $12,435                      $12,213
Mar-97                        $11,763              $12,371                      $12,131
Apr-97                        $11,811              $12,424                      $12,170
May-97                        $11,920              $12,526                      $12,296
Jun-97                        $11,990              $12,600                      $12,369
Jul-97                        $12,156              $12,750                      $12,531
Aug-97                        $12,127              $12,724                      $12,500
Sep-97                        $12,199              $12,815                      $12,575
Oct-97                        $12,240              $12,872                      $12,619
Nov-97                        $12,264              $12,910                      $12,644
Dec-97                        $12,345              $12,997                      $12,728
Jan-98                        $12,456              $13,083                      $12,846
Feb-98                        $12,468              $13,111                      $12,858
Mar-98                        $12,459              $13,132                      $12,848
Apr-98                        $12,426              $13,113                      $12,813
May-98                        $12,537              $13,235                      $12,929
Jun-98                        $12,575              $13,280                      $12,969

The accompanying chart compares the performance of the Stagecoach California Tax-Free Income Fund Class A and Institutional Class shares since inception with the Lehman Brothers 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and assumes, for Class A shares, the maximum initial sales charge of 3.00%. The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index composed of municipal bonds with an approximate maturity of three years. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE                          California Tax-Free Income Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                                                       SINCE
             YEAR-TO-        1-           5-         11/18/92
               DATE         YEAR         YEAR        INCEPTION
CLASS A           1.86         4.88         4.37          4.72
INSTITUTIONAL
CLASS             1.90         4.85         4.38          4.73

INCLUDING SALES CHARGE

                                                       SINCE
             YEAR-TO-        1-           5-         11/18/92
               DATE         YEAR         YEAR        INCEPTION
CLASS A          (1.17)        1.74         3.73          4.16
INSTITUTIONAL
CLASS              N/A          N/A          N/A           N/A

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

For Class A shares the maximum front-end sales charge is 3.00%.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

INVESTMENT ADVISOR COMMENTARY                             National Tax-Free Fund
------------------------------------------------------------------------

NATIONAL TAX-FREE FUND

  The Stagecoach National Tax-Free Fund (the "Fund") seeks to provide investors with income exempt from federal income tax, and in some cases, state and local income taxes. The Fund invests in a broad range of municipal obligations. Investment quality, maturity, sensitivity to interest rate movements and duration are carefully reviewed in order to provide competitive tax-free income.
  Please note that we have changed the Fund's fiscal year-end to June 30 from March 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last three months. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.
  Stephen Galiani manages the Stagecoach National Tax-Free Fund. Mr. Galiani has 23 years of security industry experience and has been managing portfolios since 1981. His value oriented philosophy brings a unique strategy to the Fund.

PERFORMANCE SUMMARY
  During the three-month reporting period, the Stagecoach National Tax-Free Fund's Class A net asset value increased from $15.92 on March 31, 1998, to $15.97 on June 30, 1998. The Fund distributed $0.187 per share in dividend income and no capital gains were distributed by the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for Class A shares was 4.41%, based on an annualization of June's monthly dividend of $.0615 per share and the maximum offering price of $16.72 on June 30, 1998. When measured against a comparable taxable investment, the Fund's tax-free yield is generally higher. For example, an investor would need to earn a yield of 7.12% from a taxable investment to match the Fund's 4.30% tax-free SEC yield, assuming the maximum federal income tax bracket.

National Tax-Free Fund                             INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                          69
PORTFOLIO TURNOVER RATIO                  30%
WEIGHTED AVERAGE COUPON                   5.77%
WEIGHTED AVERAGE MATURITY                 21.15 years
AMT EXPOSURE                              15.62%

                            CLASS A      CLASS B      CLASS C
NAV                            15.97        10.54        10.54
DISTRIBUTION RATE              4.41%        4.01%        4.03%
SEC YIELD                      4.30%        3.89%        3.90%
TAX EQUIV. YIELD               5.97%        5.40%        5.42%
Please refer to important disclosures on pages 28 and 29.

  For the three-month period ended June 30, 1998, the Fund posted a 1.50% cumulative total return for Class A shares, excluding sales charges, and a 1.51% return for Institutional Class shares. The Fund remained competitive to its benchmark, the Lehman Brothers Municipal Bond Index, which returned 1.52% for the three-month period. For the first half of 1998, income comprised the bulk of the return in the municipal bond market. During this period, we took steps to gradually lengthen the duration and add higher yielding bonds. This allowed us to achieve competitive returns versus the benchmark.

PORTFOLIO REVIEW
  The Fund's manager is value oriented, and searches for investment opportunities in bonds that may be underpriced or higher yielding. The Fund can invest in bonds with a wide range of maturities, allowing for greater investment flexibility.

CREDIT QUALITY(2)
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        66%
AA                          6%
A                          10%
BBB or Below               14%
Cash Equivalents            4%

  The Fund invests two-thirds of the portfolio in AAA-rated bonds. Although a majority of the Fund's portfolio is found in high credit quality bonds, we may increase the A-rated and BBB-rated holdings in an attempt to capture higher yields. For all issues, especially those below a AAA rating, our extensive credit research includes research of the issuer's income statement rather than simply the balance sheet and assets. We also determine the factors that differentiate a BBB-rated bond, for

INVESTMENT ADVISOR COMMENTARY                             National Tax-Free Fund
------------------------------------------------------------------------

example, from an A-rated bond and assess whether it is worth the added risk to buy the lower credit quality bond.
  The Fund seeks to capture monthly income through careful consideration of bonds that provide competitive yields. For example, the Colorado Health Facilities Authority Revenue and Mississippi Home Corporation Single Family Revenue Mortgage bonds are core, higher yielding bonds that help the Fund maintain its income level. Other bonds, such as Denver Colorado City and County Airport Revenue and Iowa Finance Authority Revenue (Mercy Health Sys) bonds were purchased as value opportunities. Overall, the Fund holds a wide range of bonds across a number of geographic areas and government sectors.
  As of June 30, 1998, the Fund held 67 bonds and two short-term instruments in its portfolio. With over $50 million in assets, this demonstrates the Fund's solid diversification. Given this number of bonds, we are able to thoroughly monitor each position. The Fund has the ability to invest in a wide range of maturities, allowing for greater investment flexibility within the portfolio and the potential to maximize income.

TOP 10 HOLDINGS (as of June 30, 1998)

                                          % OF
NAME/COUPON                             PORTFOLIO
CHICAGO IL, LAKEFRONT, 5.13%              5.1%
DREYFUS GENERAL CA, 3.38%                 4.9%
MISSISSIPPI HOME CORP., 5.35%             3.9%
DENVER CO, CITY & COUNTY APT., 5.60%      3.6%
CO HEALTH FACS., 5.75%                    3.5%
HOWARD COUNTY IN, 5.25%                   3.4%
IOWA FIN. AUTH. REV., 5.25%               3.4%
CA VETERANS BONDS, 5.45%                  2.7%
IOWA FIN AUTH., 6.95%                     2.6%
FARGO ND HEALTH SYS., 5.38%               2.6%

National Tax-Free Fund                             INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

  We allocated 15.62% of the portfolio to AMT bonds as they are higher yielding and help to maintain the income level. The Fund's average portfolio duration is somewhat longer than the benchmark Index's average duration. As a result, the Fund did not show more volatility. This positioning, coupled with a slightly higher average coupon, enabled the Fund to remain competitive within the interest rate environment.

STRATEGIC OUTLOOK
  Three key factors contributing to the strength of the overall U.S. market continue to be low inflation, moderate economic growth and low interest rates. We believe that while the nation's economy continues to be healthy, it may eventually weaken over time, partially as a result of lingering effects of the Asian market crisis. We also feel that interest rates may drift lower and short-term rates will remain stable without much interference this year from the Federal Reserve Board.
  Our current management style emphasizes value. In anticipation of continued low volatility in the municipal bond market, we are placing more emphasis on income in the portfolio. We intend to add income by gradually lengthening the duration and increasing the Fund's exposure to bonds rated A and BBB. While increasing this exposure, we will maintain our strategy of careful research and credit checks on all potential purchases for the Fund. In addition, we intend to maintain approximately 25% of the Fund's portfolio in housing revenue bonds. These bonds offer above average yields. Overall, we anticipate a favorable outlook for the municipal bond market and will continue to seek good values for the Fund.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis. The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

INVESTMENT ADVISOR COMMENTARY                             National Tax-Free Fund
------------------------------------------------------------------------

  A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Stagecoach National Tax-Free Fund's taxable equivalent is based on the federal rate of 39.60%. Any capital gains distribution may be taxable.

2 The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund. Past performance is no guarantee of future results.

National Tax-Free Fund                                   PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

NATIONAL TAX-FREE FUND

GROWTH OF A $10,000 INVESTMENT
Class A and Institutional Class Shares

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                STAGECOACH        LEHMAN              STAGECOACH
                 NATIONAL        BROTHERS              NATIONAL
              TAX-FREE FUND      MUNICIPAL           TAX-FREE FUND
              CLASS A SHARES    BOND INDEX    INSTITUTIONAL CLASS SHARES
Inception              $9,550        $10,000                      $10,000
Feb-93                 $9,807        $10,362                      $10,269
Mar-93                 $9,646        $10,252                      $10,101
Apr-93                 $9,734        $10,356                      $10,193
May-93                 $9,753        $10,414                      $10,212
Jun-93                 $9,922        $10,588                      $10,389
Jul-93                 $9,887        $10,601                      $10,353
Aug-93                $10,089        $10,822                      $10,564
Sep-93                $10,235        $10,945                      $10,717
Oct-93                $10,224        $10,966                      $10,705
Nov-93                $10,168        $10,870                      $10,647
Dec-93                $10,342        $11,099                      $10,829
Jan-94                $10,464        $11,225                      $10,957
Feb-94                $10,195        $10,935                      $10,675
Mar-94                 $9,909        $10,490                      $10,376
Apr-94                 $9,967        $10,579                      $10,436
May-94                $10,050        $10,671                      $10,524
Jun-94                $10,017        $10,606                      $10,489
Jul-94                $10,151        $10,800                      $10,629
Aug-94                $10,182        $10,838                      $10,662
Sep-94                $10,039        $10,678                      $10,512
Oct-94                 $9,884        $10,488                      $10,350
Nov-94                 $9,711        $10,298                      $10,168
Dec-94                 $9,894        $10,525                      $10,360
Jan-95                $10,107        $10,826                      $10,583
Feb-95                $10,362        $11,141                      $10,850
Mar-95                $10,463        $11,269                      $10,956
Apr-95                $10,487        $11,282                      $10,981
May-95                $10,751        $11,642                      $11,257
Jun-95                $10,726        $11,540                      $11,231
Jul-95                $10,835        $11,649                      $11,346
Aug-95                $10,940        $11,797                      $11,456
Sep-95                $10,980        $11,872                      $11,498
Oct-95                $11,107        $12,045                      $11,623
Nov-95                $11,243        $12,244                      $11,773
Dec-95                $11,331        $12,362                      $11,865
Jan-96                $11,434        $12,456                      $11,965
Feb-96                $11,367        $12,371                      $11,895
Mar-96                $11,201        $12,213                      $11,729
Apr-96                $11,179        $12,179                      $11,706
May-96                $11,152        $12,174                      $11,670
Jun-96                $11,219        $12,307                      $11,755
Jul-96                $11,361        $12,417                      $11,904
Aug-96                $11,324        $12,415                      $11,866
Sep-96                $11,434        $12,589                      $11,974
Oct-96                $11,554        $12,731                      $12,107
Nov-96                $11,776        $12,964                      $12,332
Dec-96                $11,702        $12,909                      $12,255
Jan-97                $11,730        $12,934                      $12,292
Feb-97                $11,842        $13,053                      $12,409
Mar-97                $11,658        $12,879                      $12,208
Apr-97                $11,746        $12,988                      $12,301
May-97                $11,923        $13,184                      $12,477
Jun-97                $12,062        $13,325                      $12,632
Jul-97                $12,406        $13,694                      $12,984
Aug-97                $12,253        $13,565                      $12,832
Sep-97                $12,416        $13,727                      $12,994
Oct-97                $12,468        $13,814                      $13,048
Nov-97                $12,527        $13,896                      $13,111
Dec-97                $12,751        $14,099                      $13,356
Jan-98                $12,875        $14,244                      $13,492
Feb-98                $12,865        $14,248                      $13,482
Mar-98                $12,875        $14,261                      $13,492
Apr-98                $12,836        $14,197                      $13,443
May-98                $13,017        $14,421                      $13,634
Jun-98                $13,067        $14,477                      $13,695

THE RETURNS FOR CLASS B AND CLASS C SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach National Tax-Free Fund Class A and Institutional Class shares since inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

PERFORMANCE AT A GLANCE                                   National Tax-Free Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                                                       SINCE
             YEAR-TO-        1-           5-          1/15/93
               DATE         YEAR         YEAR        INCEPTION
CLASS A           2.48         8.33         5.66          5.96
CLASS B           2.24         7.69         4.57          4.88
CLASS C           2.15         7.55         4.54          4.86
INSTITUTIONAL
CLASS             2.54         8.42         5.68          5.98

INCLUDING SALES CHARGE

                                                       SINCE
             YEAR-TO-        1-           5-          1/15/93
               DATE         YEAR         YEAR        INCEPTION
CLASS A          (2.12)        3.46         4.70          5.06
CLASS B          (2.76)        2.69         4.23          4.73
CLASS C           1.15         6.55         4.54          4.86
INSTITUTIONAL
CLASS              N/A          N/A          N/A           N/A

Performance shown for the Class A, Class B, Class C and Institutional Class shares of certain of the Stagecoach Funds reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes the maximum contingent deferred sales charge for the corresponding time period.

Oregon Tax-Free Fund                               INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

OREGON TAX-FREE FUND

  The Stagecoach Oregon Tax-Free Fund (the "Fund") seeks to provide investors with a high level of income exempt from federal income tax and Oregon personal income tax. The Fund invests in high-quality Oregon municipal obligations. The Fund has the ability to invest in municipal bonds with a wide range of maturities, allowing for greater investment flexibility within the portfolio and the potential to maximize income.
  Please note that we have changed the Fund's fiscal year-end to June 30 from March 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last three months. Our discussion will focus on the most recent period, although we may also comment on longer-term performance.
  Stephen Galiani and Mary Gail Walton manage the Stagecoach Oregon Tax-Free Fund. Mr. Galiani has 23 years of security industry experience and has been managing portfolios since 1981. Ms. Walton's career in securities spans 14 years with 6 years dedicated to tax-exempt portfolio management. Together, they bring a disciplined expertise to municipal bond investing.

PERFORMANCE SUMMARY
  During the three-month reporting period, the Stagecoach Oregon Tax-Free Fund's Class A net asset value increased slightly, from $16.81 on March 31, 1998, to $16.82 on June 30, 1998. The Fund distributed $0.184 per share in dividend income. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for Class A shares was 4.16%, based on an annualization of June's monthly per-share dividend of $0.061 per share and the maximum offering price of $17.61 on June 30, 1998. When measured against a comparable taxable investment, the Fund's double tax-free rate is generally higher. For example, an investor would need to earn 7.21% from a taxa-

INVESTMENT ADVISOR COMMENTARY                               Oregon Tax-Free Fund
------------------------------------------------------------------------

ble investment to match the Fund's 3.96% tax-free SEC yield, assuming the maximum combined federal and Oregon state personal income tax bracket.

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                          48
PORTFOLIO TURNOVER RATIO                  24%
WEIGHTED AVERAGE COUPON                   5.70%
WEIGHTED AVERAGE MATURITY                 17.50 years
AMT EXPOSURE                              0.00%

                                     CLASS A      CLASS B
NAV                                     16.82        10.31
DISTRIBUTION RATE                       4.16%        3.51%
SEC YIELD                               3.96%        3.29%
TAX EQUIV. YIELD                        7.21%        5.99%
Please refer to important disclosures on page 35.

  For the three-month period ended June 30, 1998, the Fund posted a 1.16% cumulative total return for Class A shares, excluding sales charges, and a 1.18% return for Institutional Class shares. Compared to the Lehman Brothers Municipal Bond Index, which returned 1.52% for the three-month period, the Fund was shorter in duration and therefore underperformed its benchmark. We are currently taking steps to capture more income by gradually extending the duration relative to the benchmark and positioning the Fund to achieve strong long-term performance. Lengthening the duration of the Fund, however, makes it subject to greater volatility in a changing interest rate environment.

CREDIT QUALITY(2)
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                    56%
AA                     28%
A                       8%
BBB or Below            8%

PORTFOLIO REVIEW
  As of June 30, 1998, the Fund held 56% in bonds rated AAA. Based on current narrow credit rating spreads, we felt comfortable holding higher quality bonds. However, we plan to increase our exposure to A-rated and BBB-rated bonds, provided that levels are

Oregon Tax-Free Fund                               INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

attractive, to boost the average yield of the Fund. The Fund currently holds 8% in A-rated and 8% in bonds rated BBB or below.
  The bonds in the top ten holdings represent our focus toward capturing income without sacrificing quality. For example, Guam Housing Corporation Single Family Mortgage Revenue Bonds are backed by Government National Mortgage Association
(GNMA), a AAA-rated government agency. Although not an Oregon state specific bond, we selected this bond for the following characteristics: it's high quality, tax exemption in all states, attractive yield, and strong non-callable structure. Examples of Oregon bonds that have the potential for strong income are Hillsboro Oregon Hospital and Oregon Housing and Community Services. We feel that bonds with these qualities generate a high monthly income and exhibit less variation in stable assets than bonds without these features.
  As always, we carefully review the investment quality, maturity, sensitivity to interest rate movements and duration of the securities we invest in as we strive to provide a strong long-term total return.

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                            % OF PORTFOLIO
OR HOUSING & COMMUNITY SVCS., 5.45%         7.4%
EMERALD PEOPLES UTIL. DIST., 7.35%          5.2%
WASHINGTON CNTY. OR, 5.50%                  5.1%
OR VETERANS WELFARE, 5.30%                  4.9%
PORT ST. HELENS OR, 5.65%                   4.3%
OR STATE HEALTH, 4.75%                      4.2%
GUAM HSG CORP., 5.75%                       3.9%
OR STATE DEPT. ADMIN., 5.60%                3.8%
MEDFORD OR HOSPITAL, 5.25%                  3.7%
HILLSBORO OR HOSPITAL, 5.75%                3.6%

STRATEGIC OUTLOOK
  On a national level, the U.S. economy has remained strong. The Asian crisis may have further effects such as

INVESTMENT ADVISOR COMMENTARY                               Oregon Tax-Free Fund
------------------------------------------------------------------------

increasing the strength of the U.S. dollar and slowing inflation. Our interest rate forecast calls for yields to remain in a trading range over the intermediate term with a bias toward lower rates. This is primarily due to the conflicting effects of the diminishing government budget deficits, low commodity prices and the Asian crisis versus the tight labor markets and healthy housing conditions. Meanwhile, the state and local economies continue to steadily grow, enjoying the benefits of strong consumer confidence.
  On the state level, we believe that the growth of Oregon's economy will remain positive. There are no new tax initiatives or pending legislation that will affect the municipal governments.
  We anticipate a favorable outlook for the municipal bond market and will continue to seek bonds offering outstanding value. We intend to focus our efforts on positioning the Fund to achieve the potential for high current income for the long-term investor.

1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
 A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Stagecoach Oregon Tax-Free Fund's taxable equivalent is based on the combined federal and state income tax rate of 45.04%. Any capital gains distribution may be taxable.

2 The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

Oregon Tax-Free Fund                                     PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

OREGON TAX-FREE FUND

GROWTH OF A $10,000 INVESTMENT
Class A and Institutional Class Shares

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                STAGECOACH        LEHMAN           STAGECOACH
                  OREGON         BROTHERS       OREGON TAX-FREE
              TAX-FREE FUND      MUNICIPAL     FUND INSTITUTIONAL
              CLASS A SHARES    BOND INDEX        CLASS SHARES
Inception              $9,550        $10,000               $10,000
Jun-88                 $9,595        $10,146               $10,047
Jul-88                 $9,579        $10,212               $10,030
Aug-88                 $9,731        $10,221               $10,189
Sep-88                 $9,890        $10,406               $10,356
Oct-88                 $9,838        $10,589               $10,301
Nov-88                 $9,932        $10,492               $10,400
Dec-88                $10,015        $10,599               $10,487
Jan-89                $10,108        $10,818               $10,584
Feb-89                $10,027        $10,695               $10,499
Mar-89                $10,022        $10,669               $10,494
Apr-89                $10,207        $10,922               $10,688
May-89                $10,366        $11,149               $10,854
Jun-89                $10,531        $11,301               $11,027
Jul-89                $10,625        $11,455               $11,125
Aug-89                $10,588        $11,342               $11,087
Sep-89                $10,519        $11,308               $11,015
Oct-89                $10,660        $11,446               $11,162
Nov-89                $10,830        $11,647               $11,340
Dec-89                $10,842        $11,742               $11,353
Jan-90                $10,756        $11,687               $11,263
Feb-90                $10,877        $11,791               $11,390
Mar-90                $10,836        $11,795               $11,347
Apr-90                $10,749        $11,710               $11,255
May-90                $10,967        $11,965               $11,484
Jun-90                $11,073        $12,070               $11,595
Jul-90                $11,246        $12,248               $11,776
Aug-90                $11,047        $12,070               $11,567
Sep-90                $11,095        $12,077               $11,617
Oct-90                $11,234        $12,296               $11,763
Nov-90                $11,419        $12,543               $11,957
Dec-90                $11,495        $12,598               $12,036
Jan-91                $11,627        $12,767               $12,175
Feb-91                $11,751        $12,878               $12,304
Mar-91                $11,793        $12,883               $12,349
Apr-91                $11,903        $13,055               $12,464
May-91                $12,018        $13,171               $12,584
Jun-91                $11,989        $13,158               $12,554
Jul-91                $12,171        $13,318               $12,745
Aug-91                $12,293        $13,494               $12,872
Sep-91                $12,416        $13,669               $13,001
Oct-91                $12,506        $13,792               $13,096
Nov-91                $12,473        $13,831               $13,061
Dec-91                $12,709        $14,128               $13,308
Jan-92                $12,724        $14,161               $13,323
Feb-92                $12,766        $14,165               $13,367
Mar-92                $12,776        $14,171               $13,378
Apr-92                $12,886        $14,297               $13,493
May-92                $13,033        $14,466               $13,647
Jun-92                $13,230        $14,709               $13,853
Jul-92                $13,658        $15,150               $14,302
Aug-92                $13,478        $15,001               $14,114
Sep-92                $13,504        $15,099               $14,141
Oct-92                $13,299        $14,951               $13,926
Nov-92                $13,589        $15,219               $14,229
Dec-92                $13,730        $15,374               $14,377
Jan-93                $13,843        $15,552               $14,495
Feb-93                $14,281        $16,115               $14,954
Mar-93                $14,116        $15,944               $14,781
Apr-93                $14,271        $16,105               $14,943
May-93                $14,383        $16,195               $15,060
Jun-93                $14,635        $16,466               $15,324
Jul-93                $14,656        $16,487               $15,346
Aug-93                $15,000        $16,830               $15,707
Sep-93                $15,201        $17,022               $15,918
Oct-93                $15,198        $17,054               $15,914
Nov-93                $15,153        $16,904               $15,867
Dec-93                $15,430        $17,261               $16,157
Jan-94                $15,603        $17,458               $16,338
Feb-94                $15,243        $17,006               $15,961
Mar-94                $14,611        $16,314               $15,299
Apr-94                $14,540        $16,452               $15,225
May-94                $14,718        $16,595               $15,411
Jun-94                $14,565        $16,494               $15,251
Jul-94                $14,835        $16,796               $15,534
Aug-94                $14,887        $16,855               $15,588
Sep-94                $14,621        $16,607               $15,310
Oct-94                $14,272        $16,311               $14,944
Nov-94                $13,983        $16,016               $14,642
Dec-94                $14,430        $16,369               $15,109
Jan-95                $14,903        $16,836               $15,605
Feb-95                $15,321        $17,326               $16,043
Mar-95                $15,425        $17,525               $16,152
Apr-95                $15,432        $17,546               $16,159
May-95                $15,884        $18,106               $16,632
Jun-95                $15,723        $17,947               $16,464
Jul-95                $15,822        $18,117               $16,567
Aug-95                $15,963        $18,347               $16,715
Sep-95                $16,076        $18,463               $16,834
Oct-95                $16,298        $18,732               $17,066
Nov-95                $16,569        $19,043               $17,348
Dec-95                $16,715        $19,226               $17,503
Jan-96                $16,763        $19,372               $17,554
Feb-96                $16,677        $19,240               $17,466
Mar-96                $16,455        $18,994               $17,235
Apr-96                $16,389        $18,940               $17,167
May-96                $16,406        $18,933               $17,186
Jun-96                $16,562        $19,139               $17,340
Jul-96                $16,718        $19,312               $17,518
Aug-96                $16,712        $19,308               $17,503
Sep-96                $16,902        $19,578               $17,716
Oct-96                $17,056        $19,799               $17,880
Nov-96                $17,385        $20,162               $18,217
Dec-96                $17,267        $20,077               $18,108
Jan-97                $17,305        $20,115               $18,150
Feb-97                $17,444        $20,300               $18,299
Mar-97                $17,182        $20,030               $18,016
Apr-97                $17,322        $20,198               $18,166
May-97                $17,542        $20,503               $18,400
Jun-97                $17,703        $20,723               $18,572
Jul-97                $18,243        $21,297               $19,153
Aug-97                $18,068        $21,097               $18,961
Sep-97                $18,273        $21,348               $19,190
Oct-97                $18,379        $21,484               $19,294
Nov-97                $18,465        $21,611               $19,398
Dec-97                $18,752        $21,926               $19,704
Jan-98                $18,947        $22,152               $19,902
Feb-98                $18,899        $22,159               $19,852
Mar-98                $18,867        $22,179               $19,831
Apr-98                $18,756        $22,079               $19,703
May-98                $19,029        $22,428               $19,991
Jun-98                $19,087        $22,515               $20,064

THE RETURNS FOR CLASS B SHARES OF THE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Oregon Tax-Free Fund Class A and Institutional Class shares since inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is available directly for investment. Had this Index incurred operating expenses, its performance would have been lower. Past performance is no guarantee of future results.

PERFORMANCE AT A GLANCE                                     Oregon Tax-Free Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                  YEAR-TO-        1-           5-           10-
                    DATE         YEAR         YEAR         YEAR
CLASS A                1.78         7.81         5.46         7.12
CLASS B                1.37         7.05         4.61         6.32
INSTITUTIONAL
CLASS                  1.83         8.04         5.54         7.16

INCLUDING SALES CHARGE

                  YEAR-TO-        1-           5-           10-
                    DATE         YEAR         YEAR         YEAR
CLASS A               (2.82)        2.97         4.49         6.63
CLASS B               (3.63)        2.04         4.28         6.32
INSTITUTIONAL
CLASS                   N/A          N/A          N/A          N/A

Performance shown for the Class A, Class B and Institutional Class shares of certain of the Stagecoach Funds reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes the maximum contingent deferred sales charge for the corresponding time period.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

INVESTMENT ADVISOR COMMENTARY                   Short-Term Municipal Income Fund
------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INCOME FUND

  The Fund was closed to new investors on May 1, 1998.
  The Stagecoach Short-Term Municipal Income Fund (the "Fund") seeks to provide investors with a high level of income exempt from federal income taxes, while managing principal volatility. The Fund invests in municipal obligations with average weighted maturities between 90 days to two years. The Fund's strategy involves in-depth research of credit quality, maturity, call protection, and potential value.
  Please note that we have changed the Fund's fiscal year to June 30 from December 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last six months. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.
  Laura Milner manages the Stagecoach Short-Term Municipal Income Fund and is the senior specialist for all tax-exempt money market and short-term portfolios. She is a member of the California Chapter of the National Federation of Municipal Analysts. Her 17 years of experience in the industry with a specialty in short- and long-term municipal securities brings a disciplined expertise to the Fund.

PERFORMANCE SUMMARY
  During the six-month reporting period, the Stagecoach Short-Term Municipal Income Fund's net asset value decreased from $4.98 on December 31, 1997 to $4.96 on June 30, 1998. The Fund distributed $0.09 per share in dividend income, and no capital gains were distributed by the Fund. Keep in mind that past distributions are not predictive of future trends, as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate was 3.43%, based on an annualization of June's dividend of $0.015 per share and the maximum offering price of $5.11. When measured against a comparable taxable investment, the Fund's tax-free yield is generally higher. For example, an investor

Short-Term Municipal Income Fund                   INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

would need to earn 5.51% from a taxable investment to match the Fund's 3.33% tax-free SEC yield, assuming the maximum federal income tax bracket.

PORTFOLIO DATA(1) (as of June 30, 1998)

NUMBER OF ISSUES                          20
PORTFOLIO TURNOVER RATIO                  28%
WEIGHTED AVERAGE COUPON                   4.30%
WEIGHTED AVERAGE MATURITY                 0.40 years
AMT EXPOSURE                              0.00%

                                              CLASS A
NAV                                               4.96
DISTRIBUTION RATE                                3.43%
SEC YIELD                                        3.33%
TAX EQUIV. YIELD                                 5.51%
Please refer to important disclosures on page 41.

  For the six-month period ended June 30, 1998, the Fund posted a 1.49% cumulative total return, excluding sales charges. Compared to the Lehman Brothers Municipal Bond Index, which returned 2.67% for the six-month period, the Fund was shorter in duration and therefore, underperformed its benchmark.

PORTFOLIO REVIEW
  Our overall strategy is based on capturing income consistent with investment risk. This is accomplished through a careful consideration of bonds that provide opportunities for income consistent with reasonable risk.

CREDIT QUALITY(2)
(as of June 30, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        14%
AA                          9%
A                          22%
BBB or Below               45%
Cash Equivalents           10%

  The Fund's top ten holdings illustrate our focus on short-term municipal bonds which contributed to the Fund's performance. For example, we purchased South Dakota Student Loan Finance Corporation Bonds. Generally, student loan bonds entail a high call risk due to prepayment. As a result of this high call risk, they trade inexpensively. After extensive research on these specific

INVESTMENT ADVISOR COMMENTARY                   Short-Term Municipal Income Fund
------------------------------------------------------------------------

issues, we found that their potential value was greater than their potential risk, and we were better able to maintain a consistent level of tax-free income.

TOP 10 HOLDINGS (as of June 30, 1998)

NAME/COUPON                           % OF PORTFOLIO
SOUTH DAKOTA STDNT. LOAN, 5.50%            19.3%
AZ TRANSIT BOARD, 7.00%                    14.2%
DREYFUS GENERAL CA, 3.39%                  5.1%
NUVEEN INSTITUTE CA, 3.10%                 5.1%
NY MORTGAGE AGENCY, 6.00%                  4.9%
TX BRAZOS HIGHER EDU., 6.00%               4.7%
PA ALLEGHENY CNTY., 4.00%                  3.9%
FARMINGTON NM, 3.80%                       3.9%
INDEPENDENCE MO, 4.00%                     3.9%
INDIANAPOLIS IN, 4.10%                     3.9%

  As the Fund is closed to new purchases, we thank you for your investment in the Stagecoach Short-Term Municipal Income Fund and hope you have found an alternative within the Stagecoach Family of Funds. Currently we offer over 30 mutual funds, and we are confident that your financial consultant can assist you in selecting a Stagecoach Fund to meet your investment needs.
1 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
 A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Stagecoach Short-Term Municipal Income Fund's taxable equivalent is based on the combined federal tax rate of 39.60%. Any capital gains distribution may be taxable.
2 The average credit rating is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

Short-Term Municipal Income Fund                         PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INCOME FUND

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STAGECOACH        LEHMAN
               SHORT-TERM       BROTHERS
                MUNICIPAL       MUNICIPAL
               INCOME FUND     BOND INDEX
Inception             $9,700        $10,000
Jun-94                $9,663         $9,939
Jul-94                $9,726        $10,121
Aug-94                $9,665        $10,156
Sep-94                $9,679        $10,007
Oct-94                $9,688         $9,829
Nov-94                $9,698         $9,651
Dec-94                $9,713         $9,863
Jan-95                $9,790        $10,145
Feb-95                $9,866        $10,440
Mar-95                $9,926        $10,560
Apr-95                $9,962        $10,573
May-95               $10,040        $10,910
Jun-95               $10,079        $10,815
Jul-95               $10,113        $10,917
Aug-95               $10,172        $11,055
Sep-95               $10,188        $11,125
Oct-95               $10,243        $11,287
Nov-95               $10,278        $11,475
Dec-95               $10,306        $11,585
Jan-96               $10,362        $11,673
Feb-96               $10,374        $11,594
Mar-96               $10,367        $11,445
Apr-96               $10,402        $11,413
May-96               $10,417        $11,409
Jun-96               $10,450        $11,533
Jul-96               $10,506        $11,637
Aug-96               $10,540        $11,634
Sep-96               $10,553        $11,797
Oct-96               $10,609        $11,931
Nov-96               $10,665        $12,149
Dec-96               $10,679        $12,098
Jan-97               $10,735        $12,121
Feb-97               $10,767        $12,232
Mar-97               $10,760        $12,070
Apr-97               $10,795        $12,171
May-97               $10,852        $12,355
Jun-97               $10,887        $12,487
Jul-97               $10,944        $12,833
Aug-97               $10,956        $12,712
Sep-97               $11,013        $12,864
Oct-97               $11,048        $12,946
Nov-97               $11,082        $13,022
Dec-97               $11,121        $13,212
Jan-98               $11,180        $13,348
Feb-98               $11,212        $13,352
Mar-98               $11,226        $13,365
Apr-98               $11,238        $13,304
May-98               $11,277        $13,515
Jun-98               $11,287        $13,567

The accompanying chart compares the performance of the Stagecoach Short-Term Municipal Income Fund since its inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The Fund is a professionally managed mutual fund. The Index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

Performance shown reflects performance of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

PERFORMANCE AT A GLANCE                         Short-Term Municipal Income Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS (as of June 30, 1998)
EXCLUDING SALES CHARGE

                                                       SINCE
             YEAR-TO-        1-           3-          6/3/94
               DATE         YEAR         YEAR        INCEPTION
CLASS A           1.49         3.68         3.85          3.78

INCLUDING SALES CHARGE

                                                       SINCE
             YEAR-TO-        1-           3-          6/3/94
               DATE         YEAR         YEAR        INCEPTION
CLASS A          (1.48)        0.64         2.83          3.03

Performance shown for the Class A shares of the Short-Term Municipal Income Fund reflects performance of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in any such Fund's prospectus and statement of additional information.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

The maximum front-end sales charge is 3.00%.

Arizona Tax-Free Fund                   PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             ARIZONA MUNICIPAL BONDS - 97.90%
             ARIZONA - 79.67%
$   170,000  Bullhead City AZ Special Assessment Parkway
               Improvement District                               6.10 %        01/01/03   $     182,325
    500,000  Chandler AZ Street & Highway User Revenue            6.00          07/01/11         565,665
    110,000  Glendale AZ Improvement District                     6.00          01/01/01         114,811
    175,000  Glendale AZ Improvement District                     6.00          01/01/02         185,231
    900,000  Greenlee County AZ IDA Pollution Control
               Revenue Refunded                                   5.45          06/01/09         945,000
    750,000  Maricopa County AZ Hospital District AMBAC
               Insured                                            5.00          06/01/21         735,937
    570,000  Maricopa County AZ IDA Multifamily Housing
               Revenue GNMA Collateralized                        5.50          12/20/37         570,724
    625,000  Maricopa County AZ USD Phoenix Elementary MBIA
               Insured                                            6.00          07/01/08         699,038
    500,000  Maricopa County AZ USD Project Series A AMBAC
               Insured                                            5.00          07/01/09         516,860
  1,000,000  Mesa AZ GO FGIC Insured                              6.50          07/01/09       1,170,000
    500,000  Mohave County AZ IDA Baptist Hospital MBIA
               Insured                                            5.70          09/01/15         532,270
    250,000  Navajo County AZ Pollution Control Revenue
               Series A                                           5.88          08/15/28         258,125
    750,000  Phoenix AZ Civic Improvement Corporation AMT
               Lien                                               5.00          07/01/14         738,750
  1,000,000  Phoenix AZ GO Series A                               6.25          07/01/16       1,157,590
    900,000  Phoenix AZ IDA Hospital Revenue Refunded Series
               B                                                  5.65          12/01/12         963,000
    215,000  Phoenix AZ Special Assessment Central Avenue
               Improvement District                               7.00          01/01/99         217,180
    750,000  Pima County AZ IDA Multifamily Housing Revenue
               Project                                            5.50          03/01/28         755,108
    310,000  Pinal County AZ Community College AMBAC Insured      5.00          07/01/12         310,908
    500,000  Tucson AZ LOC Business Development Finance
               Corporation FGIC Insured                           4.60          07/01/10         497,090

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998                   Arizona Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             ARIZONA MUNICIPAL BONDS (CONTINUED)
$   500,000  Tucson AZ Street & Highway Revenue Series C          7.00 %        07/01/11   $     611,850
    500,000  Tucson AZ Street & Highway Revenue Series C          7.00          07/01/12         620,965
  1,000,000  Tucson AZ Water Revenue                              5.13          07/01/21       1,004,100
    500,000  University of Arizona FSA Insured                    5.00          06/01/18         491,875
    500,000  Yuma AZ IDA Hospital Revenue Refunded Regional
               Medical Center MBIA Insured                        5.75          08/01/07         545,000

             GUAM - 4.12%
$   700,000  Guam Housing Single Family Mortgage Backed
               Series A                                           5.75 %        09/01/31   $     744,275

             PUERTO RICO - 14.11%
$ 1,000,000  Puerto Rico Commonwealth                             5.50 %        07/01/26   $   1,028,750
    500,000  Puerto Rico Electric Power                           5.50          07/01/25         508,645
    500,000  Puerto Rico Electric Power Authority Revenue
               Series DD                                          5.00          07/01/28         486,485
    500,000  Puerto Rico Public Finance Corporation               5.38          06/01/18         525,625
                                                                                           --------------
             TOTAL ARIZONA MUNICIPAL BONDS                                                 $  17,683,182
             (Cost $17,188,766)

Arizona Tax-Free Fund                   PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS - 0.77%
             CALIFORNIA - 0.77%
    138,587  AIM Institutional Tax-Free Money Market Fund                                  $     138,587
             (Cost $138,587)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $17,327,353)*                                      98.67%               $   17,821,769
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         1.33                       239,712
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   18,061,481
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      518,930
Gross Unrealized Depreciation          (24,514)
                                --------------
NET UNREALIZED APPRECIATION     $      494,416
                                --------------
                                --------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Education                                     11%
Electric                                       5%
General Obligation                            24%
Hospital                                      16%
Housing                                       12%
Public Improvements                           15%
Transportation                                10%
Water                                          6%
Other                                          1%

Investment Categories Reflect Percentages of Investments in Securities
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 97.99%
$ 2,000,000  ABAG Finance Authority for Nonprofit Corp CA
               Stanford University Hospital                       5.50 %        11/01/13   $   2,052,500
  1,000,000  ABAG Financing Authority for Nonprofit
               Corporations COP                                   5.13          07/01/13         992,500
  1,000,000  Alameda County CA Water District Revenue COP
               Water System Project MBIA Insured                  6.20          06/01/13       1,075,930
  2,000,000  Alameda County CA COP Medical Center Project         5.00          06/01/23       1,939,180
  2,500,000  Anaheim CA PFA Tax Allocation Revenue
               Redevelopment Project Series A MBIA Insured        5.25          02/01/18       2,525,075
  3,620,000  Antioch CA Public FA Water Revenue Water
               Treatment Plant Project MBIA Insured               5.63          07/01/14       3,763,497
  1,330,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured (zero coupon)                         5.30 F        09/01/06         923,632
  1,000,000  Baldwin Park CA PFA Revenue San Gabriel River
               Tax Allocation MBIA Insured                        5.00          08/01/21         977,270
    810,000  Benicia CA USD Refunded Series B FGIC Insured        5.13          08/01/12         829,254
  2,545,000  Bonita CA USD COP MBIA Insured                       5.63          05/01/10       2,719,943
  1,300,000  Burbank Glendale Pasadena Airport Authority CA
               Airport Revenue AMBAC Insured                      6.40          06/01/10       1,392,235
  1,000,000  Calaveras CA USD FSA Insured                         5.13          08/01/18         999,880
    110,000  California Educational Facilities Authority
               Revenue Prerefunded Loyola Marymount
               University                                         6.00          10/01/14         105,190
  1,110,000  California Educational Facilities Authority
               Revenue Refunded Mills College MBIA Insured        5.00          09/01/12       1,124,663

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  California Educational Facilities Authority
               Revenue Refunded University of San Diego
               AMBAC Insured                                      4.75 %        10/01/15   $     966,650
    240,000  California Educational Facilities Authority
               Revenue Unrefunded Balance Loyola Marymount
               University                                         6.00          10/01/14         229,505
  1,000,000  California State GO                                  5.00          10/01/11       1,022,500
  1,000,000  California State DWR Central Valley Project
               Revenue                                            4.75          09/01/12         990,550
  1,500,000  California State DWR Central Valley Project
               Revenue                                            5.00          12/01/12       1,514,415
  1,830,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/13       1,925,654
  4,550,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/14       4,775,862
  3,235,000  California State DWR Central Valley Project
               Series O                                           4.75          12/01/17       3,088,487
  1,195,000  California State EDFA Revenue Chapman College
               Refunding Pending                                  7.30          01/01/02       1,285,450
  1,000,000  California State EDFA Revenue Claremont
               Colleges Pooled Facilities                         6.38          05/01/22       1,072,420
     50,000  California State EDFA Revenue Pomona College         6.13          02/15/08          53,700
  1,000,000  California State EDFA Revenue Pomona College GO      5.60          12/01/14       1,032,500
  1,350,000  California State EDFA Revenue Pomona College GO      6.00          02/15/17       1,428,057
  1,000,000  California State EDFA Revenue University of San
               Francisco MBIA Insured                             5.60          10/01/10       1,098,330
  1,500,000  California State Educational Facility Authority
               Revenue Pooled College and University Project
               Series C                                           5.13          03/01/15       1,509,660

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  California State GO                                  4.75 %        09/01/11   $   1,011,390
  1,910,000  California State GO Eagles II Series 6 (zero
               coupon)                                            5.40 F        04/01/10       1,093,494
  3,000,000  California State GO MBIA Insured                     6.00          10/01/10       3,409,800
    375,000  California State HFA Home Mortgage Revenue AMT
               Series B Multiple Credit Enhancements              8.00          08/01/29         388,530
    955,000  California State HFA Home Mortgage Revenue AMT
               Series D Multiple Credit Enhancements              7.75          08/01/10         990,784
    260,000  California State HFA Home Mortgage Revenue AMT
               Series G Multiple Credit Enhancements              8.15          08/01/19         265,416
  1,380,000  California State HFA Home Mortgage Revenue
               Series A Multiple Credit Enhancements              7.35          08/01/11       1,451,249
     40,000  California State HFA Home Mortgage Revenue
               Series B FHA Collateralized                        6.90          08/01/16          40,062
    180,000  California State HFA Home Mortgage Revenue
               Series B MBIA Insured                              6.90          08/01/16         180,279
    355,000  California State HFA Home Mortgage Revenue
               Series B Multiple Credit Enhancements              7.25          08/01/10         373,393
     80,000  California State HFA Home Mortgage Revenue
               Series F Multiple Credit Enhancements              7.75          08/01/08          81,654
    135,000  California State HFA Home Mortgage Revenue
               Series G AMT Multiple Credit Enhancements          6.95          08/01/11         143,685
    500,000  California State HFA Home Multi Unit Rental
               Mortgage Revenue Series B-II                       6.70          08/01/15         533,840
    500,000  California State HFA Home Multi-Unit Rental
               Mortgage Revenue Series C-II AMT                   6.85          08/01/15         533,700
    140,000  California State HFA Insured Housing Revenue
               AMT Series C MBIA Insured                          7.00          08/01/23         148,928

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,825,000  California State HFA Multi-Unit Rental Housing
               Revenue Series A AMT                               5.50 %        08/01/15   $   2,842,148
  1,000,000  California State HFFA Episcopal Homes
               Foundation Project State Insured                   7.75          07/01/18       1,005,000
    400,000  California State HFFA Episcopal Homes
               Foundation Project State Insured                   7.85          07/01/15         402,000
  1,000,000  California State HFFA Gould Medical Foundation
               Escrowed to Maturity                               7.25          04/01/10       1,070,990
  1,250,000  California State HFFA Gould Medical Foundation
               Escrowed to Maturity                               7.30          04/01/20       1,337,362
  2,000,000  California State HFFA Revenue Catholic
               Healthcare West AMBAC Insured                      5.75          07/01/15       2,122,840
  1,000,000  California State HFFA Revenue Insured Health
               Facilities Valleycare Series State Insured         6.50          05/01/05       1,080,390
  1,500,000  California State HFFA Revenue Kaiser Permanente
               Series A                                           6.25          03/01/21       1,585,680
  2,000,000  California State HFFA Revenue Scripps Memorial
               Hospital MBIA Insured                              6.40          10/01/12       2,185,280
  2,000,000  California State HFFA Revenue Scripps Research
               Institute                                          6.63          07/01/14       2,213,340
  1,750,000  California State HFFA Revenue Small Insured
               Health Facilities Series A                         6.75          03/01/20       1,881,985
  3,500,000  California State HFFA San Diego Hospital
               Association MBIA Insured                           6.20          08/01/12       3,785,145
  1,795,000  California State HFFA Scripps Memorial Hospital
               Series A MBIA Insured                              6.25          10/01/13       1,917,868
  1,000,000  California State Maritime Infrastructure
               Authority Revenue Port of San Diego Project
               AMBAC Insured                                      5.25          11/01/15       1,007,470
  2,500,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.35          06/01/09       2,714,425
  1,445,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.63          06/01/09       1,572,016
  1,000,000  California State PCFA San Diego Gas & Electric
               Co AMT                                             6.80          06/01/15       1,202,450

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 4,190,000  California State Prerefunded                         5.75 %        03/01/15   $   4,595,047
  1,500,000  California State Public Works Board Lease
               Revenue California State University Project
               Series A                                           5.38          10/01/17       1,532,970
  2,000,000  California State Public Works Board Lease
               Revenue Community Colleges                         6.63          09/01/07       2,161,300
  1,000,000  California State Public Works Board Lease
               Revenue Department of Corrections AMBAC
               Insured                                            5.25          01/01/21       1,004,270
  3,000,000  California State Public Works Board Lease
               Revenue Department of Corrections AMBAC
               Insured                                            6.40          11/01/10       3,378,330
  4,000,000  California State Public Works Board Lease
               Revenue Department of Corrections Series A         5.40          01/01/09       4,270,440
  2,000,000  California State Public Works Board Lease
               Revenue Department of Corrections Series A
               AMBAC Insured                                      5.50          01/01/15       2,090,740
  1,000,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.00          12/01/12       1,095,900
  5,000,000  California State Universities & Colleges
               Revenue HSG System FGIC Insured                    5.80          11/01/17       5,373,300
    165,000  California State Unrefunded Balance                  5.75          03/01/15         174,532
  5,000,000  California State Water Resource Central Valley
               Project Revenue                                    6.00          12/01/07       5,604,100
  1,500,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           5.50          10/01/14       1,536,075
  3,000,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           6.00          10/01/10       3,235,620
  1,000,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.20          01/01/11       1,029,990

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,750,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25 %        01/01/12   $   1,793,505
  1,590,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/13       1,624,519
  1,500,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/14       1,527,855
    500,000  California Statewide CDA Revenue COP Health
               Facilities Barton Memorial Hospital LOC -
               Banque Nationale de Paris                          6.40          12/01/05         538,620
  3,310,000  California Statewide CDA Revenue COP Hospital
               Cedars Sinai Medical Center                        6.50          08/01/12       3,788,527
  1,500,000  California Statewide CDA Revenue COP Sutter
               Health Obligated Group AMBAC Insured               6.00          08/15/09       1,609,500
  1,935,000  California Statewide CDA Water Revenue Series A      6.00          07/01/10       2,089,258
  5,000,000  California Statewide Community Development
               Authority Revenue                                  5.00          08/01/18       4,894,250
  2,500,000  Calleguas Las Virgines CA PFA FSA Insured            5.00          11/01/23       2,440,500
  2,980,000  Calleguas Las Virgines CA PFA Las Virgenes
               Municipal Water District FSA Insured               5.00          11/01/17       2,946,922
  1,500,000  Campbell CA USD FGIC Insured                         5.00          08/01/17       1,483,515
  3,100,000  Capistrano CA Unified PFA Special Tax Revenue
               AMBAC Insured                                      5.25          09/01/09       3,282,125
  1,000,000  Capistrano CA Unified School District                5.00          09/01/18         978,780
    200,000  Capitol Area Development Authority Sacramento
               CA Lease Revenue Series A MBIA Insured             6.50          04/01/12         218,578

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 3,840,000  Cathedral City CA PFA RevenueTax Allocation
               Redevelopment Projects Series A MBIA Insured       5.25 %        08/01/13   $   3,938,150
  1,800,000  Chino Basin CA Regional Financial Authority
               Revenue Municipal Water District Sewer
               Systems Project AMBAC insured                      6.00          08/01/16       1,939,212
  7,500,000  Chino CA Electric Water Facility Authority
               Certificates Series A                              5.20          10/01/15       7,612,125
    400,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/07         427,416
    735,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/08         783,635
    570,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/11         603,163
    820,000  Chula Vista CA COP Town Centre II Package
               Project Redevelopment Agency                       6.00          09/01/10         872,324
  2,000,000  Coachella CA Water Revenue COP FSA Insured           6.10          03/01/22       2,125,880
  2,500,000  Colton CA PFA Tax Allocation Series A MBIA
               Insured                                            5.00          08/01/18       2,447,125
  2,505,000  Contra Costa CA Water Treatment Revenue FGIC
               Insured                                            5.70          10/01/12       2,644,954
    270,000  Contra Costa County CA Home Mortgage Revenue
               AMT Escrowed to Maturity                           7.75          05/01/22         347,687
  1,045,000  Contra Costa County CA Public Financing Lease
               Revenue Refunded Various Capital Facility
               Series A MBIA Insured                              5.13          08/01/17       1,047,853
  2,755,000  Contra Costa County CA Transportation Authority
               Sales Tax Revenue Series A Escrowed to
               Maturity                                           6.50          03/01/09       2,971,956

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 4,000,000  Contra Costa County CA Transportation Authority
               Sales Tax Revenue Series A FGIC Insured            5.50 %        03/01/08   $   4,234,280
  3,655,000  Contra Costa County CA Water District Water
               Revenue Series G MBIA Insured                      5.75          10/01/14       3,933,694
  1,000,000  Contra Costa County CA Water Treatment Revenue
               Series A FGIC Insured                              5.60          10/01/10       1,055,120
  2,635,000  Corona CA Community Facility District Special
               Tax Number 90-1-A MBIA Insured                     4.40          09/01/11       2,554,659
  2,820,000  Corona CA Community Facility District Special
               Tax Number 90-1-A MBIA Insured                     4.50          09/01/12       2,721,695
  1,075,000  Cotati CA Facilities Financing Authority Tax
               Allocation Series A                                5.60          09/01/12       1,098,983
  2,400,000  Covina CA PFA Covina Redevelopment Projects
               Series B MBIA Insured                              5.25          12/01/18       2,415,312
  1,250,000  Cucamonga County CA Water District COP
               Refinancing Facilities FGIC Insured                6.30          09/01/12       1,344,362
     15,000  Culver City CA RDFA AMBAC Insured                    6.75          11/01/15          15,783
  1,450,000  Cupertino CA Series B                                6.25          07/01/10       1,557,663
  1,355,000  Duarte CA COP City of Hope National Medical
               Center                                             6.13          04/01/13       1,424,417
  7,480,000  East Bay CA MUD Wastewater Treatment Revenue
               FGIC Insured                                       5.00          06/01/16       7,443,946
  1,500,000  East Bay CA MUD Wastewater Treatment System
               Revenue AMBAC Insured                              6.00          06/01/09       1,616,055
  1,500,000  East Bay CA Regional Park District                   5.00          09/01/20       1,468,470
  2,000,000  East Stockton CA Water District COP Series A
               AMBAC Insured                                      4.75          04/01/17       1,918,180
  5,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              5.75          07/01/19       5,196,100

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              6.00 %        07/01/12   $   1,125,410
  4,000,000  Emeryville CA PFA Housing Increment Revenue
               Series A                                           6.35          05/01/10       4,276,320
  1,215,000  Emeryville CA Public Financing Authority Lease
               Revenue Series A                                   5.00          05/01/18       1,196,848
  1,725,000  Escondido CA PFA Lease Revenue Center for the
               Arts AMBAC Insured                                 5.80          09/01/09       1,883,666
  2,000,000  Escondido CA PFA Lease Revenue Center for the
               Arts AMBAC Insured                                 6.00          09/01/18       2,168,420
  2,000,000  Escondido CA PFA Lease Revenue Escondido Civic
               Center Project Series B AMBAC Insured              6.13          09/01/11       2,236,960
  4,330,000  Escondido CA USD Series A FGIC Insured               5.13          09/01/15       4,377,500
  1,410,000  Fairfield CA PFA CGIC Insured                        5.20          08/01/08       1,458,744
  1,000,000  Folsom Cordova CA USD COP 1998 FSA Insured           5.13          03/01/18         999,900
  3,000,000  Fontana CA USD Convertible Series C FGIC
               Insured                                            6.15          05/01/20       3,333,090
  1,000,000  Foothill CA De Anza Community College Connie
               Lee Insured                                        5.25          09/01/21       1,001,040
  1,270,000  Fremont CA USD Alameda County Series E FGIC
               Insured                                            5.90          09/01/15       1,367,726
  3,940,000  Fremont CA USD Alameda County Series F MBIA
               Insured                                            5.88          08/01/16       4,243,853
  3,800,000  Fresno CA Conference Center                          5.00          04/01/13       3,827,056
  1,000,000  Fresno CA COP Street Improvement Project             6.63          12/01/11       1,083,480
  2,000,000  Fresno CA Joint Powers Financing Authority
               Street Light Acquisition Project Series A          5.50          08/01/12       2,049,200
  1,000,000  Fresno CA Sewer Revenue Series A MBIA Insured        5.00          09/01/15         995,260
  2,000,000  Fresno CA USD Series A MBIA Insured                  5.70          08/01/15       2,124,140

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 3,000,000  Fresno CA Water System Revenue FGIC Insured          6.00 %        06/01/16   $   3,311,310
  1,250,000  Fresno County CA Solid Waste Revenue American
               Avenue Landfill Project MBIA Insured               5.75          05/15/14       1,330,437
  1,500,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/09       1,591,605
  1,000,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/11       1,051,420
  1,000,000  Glendale CA USD Series A FGIC Insured                5.75          09/01/17       1,072,820
  1,650,000  Hayward CA Certificates Participation Civic
               Center Project MBIA Insured                        5.50          08/01/17       1,715,158
    575,000  Huntington Beach CA PFA Revenue Bond                 6.55          08/01/01         592,624
  2,800,000  Huntington Beach CA PFA Revenue Bond                 7.00          08/01/10       2,976,680
  1,000,000  Indian Wells CA RDFA Tax Allocation Whitewater
               Project MBIA Insured                               6.00          12/01/14       1,069,050
  1,000,000  Indian Wells CA Redevelopment Agency Tax
               Allocation MBIA Insured                            5.38          12/01/15       1,028,070
    500,000  Industry CA Urban Development Agency                 6.70          11/01/03         545,670
  1,280,000  Industry CA Urban Development Agency                 6.85          11/01/04       1,400,448
    500,000  Industry CA Urban Development Agency Project 3       6.60          11/01/02         543,200
  1,350,000  Jackson CA COP Water System Acquisition Project      6.80          09/01/23       1,422,387
    270,000  Jamul-Dulzura CA USD                                 6.40          08/01/16         293,566
  2,000,000  Kern CA High School District MBIA Insured            5.60          08/01/12       2,151,720
  2,000,000  King City CA Joint USD FGIC Insured                  5.00          08/01/20       1,968,500
  1,400,000  La Quinta CA Redevelopment Agency Tax
               Allocation                                         5.13          09/01/18       1,392,048
  1,185,000  La Verne CA COP Capital Improvements Projects        5.70          06/01/15       1,207,207

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Lancaster CA School District COP FSA Insured         4.90 %        04/01/10   $   1,021,090
  1,000,000  Lancaster CA School District COP FSA Insured         5.13          04/01/14       1,011,440
  1,425,000  Long Beach CA Civic Center Project Series A
               MBIA Insured                                       5.00          10/01/17       1,409,211
  3,000,000  Long Beach CA Finance Authority Revenue              6.00          11/01/08       3,377,430
  1,000,000  Long Beach CA Finance Authority Revenue AMBAC
               Insured                                            6.00          11/01/17       1,128,310
  1,000,000  Long Beach CA Water Revenue                          6.13          05/01/19       1,114,100
  2,900,000  Los Angeles CA Airport Revenue Series A FGIC
               Insured                                            5.50          05/15/08       3,095,750
  1,000,000  Los Angeles CA Community College District COP
               Series A CGIC Insured                              5.90          08/15/07       1,073,190
  1,000,000  Los Angeles CA Community College District COP
               Series A CGIC Insured                              6.00          08/15/08       1,076,920
  4,695,000  Los Angeles CA DW&P Electric Plant Revenue           5.70          09/01/11       4,985,855
    200,000  Los Angeles CA DW&P Electric Plant Revenue           6.38          02/01/20         212,840
  2,000,000  Los Angeles CA DW&P Electric Plant Revenue
               Second Issue                                       5.75          08/15/11       2,107,760
  3,000,000  Los Angeles CA DW&P Waterworks Revenue               5.70          04/15/09       3,197,670
  2,775,000  Los Angeles CA Harbor Revenue Series B AMT           6.50          08/01/13       3,032,881
    340,000  Los Angeles CA Municipal Improvement Corp Lease
               Revenue Central Library Project Series A           6.30          06/01/16         363,586
     85,000  Los Angeles CA SFMR Series A AMT Multiple
               Credit Enhancements                                7.55          12/01/23          88,582
  1,950,000  Los Angeles CA Unified School District
               Certificates Participation Multiple
               Properties Project Series A FSA Insured            5.50          10/01/16       2,027,941

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,800,000  Los Angeles CA USD Certificates Participation
               Multiple Properties Project Series A FSA
               Insured                                            5.40 %        10/01/09   $   2,989,308
  2,200,000  Los Angeles CA USD Certificates Participation
               Multiple Properties Project Series A FSA
               Insured                                            5.50          10/01/10       2,347,994
  2,070,000  Los Angeles CA Waste Water System Revenue
               Refunded Series A MBIA Insured                     4.90          12/01/10       2,121,936
  3,250,000  Los Angeles CA Waste Water System Revenue
               Series A FGIC Insured                              5.00          06/01/23       3,173,332
  4,000,000  Los Angeles CA Wastewater System Revenue AMBAC
               Insured                                            6.25          06/01/12       4,387,520
  1,300,000  Los Angeles CA Wastewater System Revenue Series
               A MBIA Insured                                     5.70          06/01/13       1,367,925
  1,000,000  Los Angeles CA Wastewater System Revenue Series
               C MBIA Insured                                     5.50          06/01/13       1,037,630
  2,000,000  Los Angeles County CA Metropolitan
               Transportation Authority Revenue Series A          5.00          07/01/09       2,077,200
  1,975,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A                                           5.50          07/01/13       2,036,008
  2,500,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A AMBAC Insured                             5.50          07/01/17       2,581,250
  2,400,000  Los Angeles County CA Metropolitan
               Transportation Authority Series A AMBAC
               Insured                                            5.00          07/01/12       2,431,440
    480,000  Los Angeles County CA Transportation Commission
               Sales Tax Revenue Series B FGIC Insured            6.50          07/01/15         517,325
  1,200,000  Los Angeles Unified School District Series A         6.00          07/01/13       1,353,864
  2,000,000  Los Angeles USD COP Dr Francisco Bravo Medical
               Hospital                                           6.60          06/01/05       2,172,540

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$12,200,000  Los Angeles USD Series A FGIC Insured                5.00 %        10/01/19   $  11,940,750
  1,370,000  Madera CA RDFA Tax Allocation Revenue CGIC
               Insured                                            5.75          09/01/11       1,461,406
  2,000,000  Menlo Park CA CDA Tax Allocation Revenue MBIA
               Insured                                            5.38          06/01/16       2,042,860
    805,000  Merced County CA Certificates Participation
               Revenue                                            6.00          10/01/12         873,256
  1,000,000  Metropolitan Water District Southern CA Water
               Works Revenue                                      5.75          07/01/13       1,060,650
  2,000,000  Metropolitan Water District Southern CA Water
               Works Revenue MBIA Insured                         5.75          07/01/15       2,130,340
  5,000,000  Metropolitan Water District Southern California
               Waterworks Revenue Series A                        5.00          07/01/16       4,964,350
  1,450,000  Metropolitan Water District Southern California
               Waterworks Revenue Series A                        5.00          07/01/17       1,439,386
  2,000,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   7.00          09/01/14       2,264,940
  1,000,000  Modesto CA Irrigation District Financing
               Authority Revenue Refunded Domestic Water
               Project Series D AMBAC Insured                     5.00          09/01/16         995,140
  2,780,000  Modesto CA PFA Lease Revenue AMBAC Insured           5.00          09/01/16       2,766,489
  3,545,000  Monrovia CA Redevelopment Agency Tax Allocation
               Project Area 1B AMBAC Insured                      5.13          05/01/17       3,538,158
    975,000  Montclair CA RDFA Lease Revenue Series A             5.80          11/01/10       1,006,873
    100,000  Montclair CA RDFA Lease Revenue Series A             6.63          11/01/11         103,955
  2,835,000  Mountain View CA Shoreline Regional Park
               Community Tax Allocation MBIA Insured              5.50          08/01/13       2,969,861

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,230,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series B AMT AMBAC
               Insured                                            6.63 %        08/01/12   $   1,362,692
  1,405,000  Natomas CA USD FGIC Insured                          5.10          09/01/13       1,431,231
  1,945,000  Natomas CA USD FGIC Insured                          5.20          09/01/14       1,990,007
  2,060,000  Natomas CA USD FGIC Insured                          5.25          09/01/15       2,107,524
  2,000,000  Natomas CA USD FGIC Insured                          5.25          09/01/16       2,037,000
    720,000  Natomas CA USD Series A MBIA Insured                 5.75          09/01/12         768,730
  2,200,000  Nevada County CA Solid Waste Revenue                 6.50          10/01/06       2,388,078
  1,000,000  North City West CA School Facility Authority
               Special Tax Refunded Series B FSA Insured          5.75          09/01/15       1,067,500
  1,000,000  Northern California Power Agency Multiple
               Capital Facilities Revenue Series A MBIA
               Insured                                            6.50          08/01/12       1,099,620
  7,000,000  Northern California Transmission Revenue
               Transmission Project A MBIA Insured                5.50          05/01/14       7,260,470
  1,035,000  Northridge CA Water District AMBAC Insured           5.40          02/01/11       1,079,360
  4,280,000  Northridge CA Water District Revenue AMBAC
               Insured                                            5.25          02/01/14       4,394,404
  1,000,000  Nuview CA USD COP                                    7.25          02/01/16       1,064,060
  1,465,000  Oakland CA FGIC Insured                              6.00          06/15/12       1,569,191
  1,560,000  Olivenhain CA Water District COP FGIC Insured        5.13          06/01/19       1,551,030
  1,500,000  Ontario CA RDFA Revenue Project One MBIA
               Insured                                            6.00          08/01/15       1,572,810
  4,400,000  Orange County CA LOC TRANS Authority Sales Tax
               Revenue MBIA Insured                               6.00          02/15/08       4,904,504
    800,000  Orange County CA Local Transportation Authority
               Sales Tax Revenue First Series Measure M           6.00          02/15/09         895,712

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Orange County CA Water District Series A             5.50 %        08/15/10   $   1,055,840
  1,250,000  Palm Desert CA Financing Authority Tax
               Allocation MBIA Insured                            5.00          10/01/16       1,243,887
  1,145,000  Palm Desert CA Financing Authority Tax
               Allocation Revenue Housing MBIA Insured            5.00          10/01/14       1,150,771
  1,000,000  Palm Springs CA Certificates Participation
               Refunded Multiple Capital Facilities Project
               AMBAC Insured                                      5.75          04/01/17       1,066,380
  1,000,000  Palmdate CA Water District Revenue COP FGIC
               Insured                                            5.00          10/01/18         984,890
  1,240,000  Parlier CA RDFA Tax Allocation Series A              6.95          08/01/23       1,320,216
  4,720,000  Pasadena CA USD Series A                             5.00          05/01/20       4,645,896
  1,795,000  Pinole CA Redevelopment Agency Tax Allocation
               Refunded                                           5.00          08/01/17       1,775,273
  1,000,000  Pittsburg CA Public Financing Authority Revenue      5.25          06/01/17       1,012,790
  3,285,000  Pittsburgh CA Redevelopment Agency Tax
               Allocation V/R Series A AMBAC Insured              5.00          08/01/13       3,294,329
  2,200,000  Placer County CA COP Juvenile Detention
               Facility MBIA Insured                              5.00          07/01/18       2,153,646
  1,000,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Limited Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.70          01/01/07       1,079,810
  3,380,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Ltd Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.80          01/01/19       3,598,517
  4,000,000  Poway CA USD Special Tax Community Facility
               MBIA Insured                                       4.75          10/01/14       3,914,880
  1,000,000  Rancho CA Water District Financing Authority
               Revenue AMBAC Insured                              5.00          08/15/14       1,003,330

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,325,000  Redding CA Joint Powers Financing Authority
               Wastewater Revenue Series A FGIC Insured           6.00 %        12/01/11   $   1,431,941
  1,310,000  Rialto CA RDFA Tax Allocation Series A               5.80          09/01/08       1,378,683
  1,100,000  Richmond CA Joint Powers Financing Authority
               Lease and Gas Tax Revenue Series A                 5.25          05/15/13       1,106,963
  1,000,000  Riverside CA Electric Revenue AMBAC Insured          5.00          10/01/18         984,890
  2,500,000  Riverside CA Electric Revenue Refunded AMBAC
               Insured                                            5.00          10/01/22       2,441,700
  1,055,000  Riverside CA Sewer Revenue FGIC Insured              5.00          08/01/10       1,099,352
  5,750,000  Riverside County CA Asset Leasing Corp Revenue
               Riverside County Hospital Project A                6.38          06/01/09       6,181,250
  1,170,000  Riverside County CA COP MBIA Insured                 5.00          11/01/12       1,185,643
  1,045,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/10       1,093,896
  1,000,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/13       1,025,730
    225,000  Riverside County CA SFMR Project A AMT GNMA
               Collateralized                                     6.85          10/01/16         247,210
  1,000,000  Rocklin CA USD Community Facility District
               Special Tax MBIA Insured                           5.75          09/01/18       1,057,000
  1,000,000  Roseville CA COP AMBAC Insured                       5.25          02/01/17       1,013,440
  1,335,000  Roseville CA Joint USD Capital Appreciation
               Series A (zero coupon)                             6.30 F        08/01/06         926,890
  1,000,000  Sacramento CA Airport Commission International
               Airport Revenue AMBAC Insured                      6.00          07/01/16       1,092,660
  1,500,000  Sacramento CA Area Flood Control Authority
               Special Assessment FGIC Insured                    5.38          10/01/15       1,541,430

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$     5,000  Sacramento CA Financing Authority Revenue
               Prerefunded                                        6.70 %        11/01/11   $       5,397
  2,300,000  Sacramento CA Light Rail Transportation Project      6.00          07/01/12       2,422,406
  1,900,000  Sacramento CA Light Rail Transportation Project      6.75          07/01/07       2,054,375
  2,500,000  Sacramento CA MUD Electric Revenue MBIA Insured      6.25          08/15/10       2,894,100
  2,400,000  Sacramento CA MUD Electric Revenue Series E
               MBIA-IBC Insured                                   5.70          05/15/12       2,556,672
  1,000,000  Sacramento CA MUD Electric Revenue Series L          5.00          07/01/12       1,013,100
  7,475,000  Sacramento CA MUD Electric Revenue Series L          5.10          07/01/14       7,540,780
     50,000  Sacramento CA MUD Electric Revenue Series Z
               FGIC Insured                                       6.45          07/01/10          53,936
    200,000  Sacramento CA Municipal Utility District
               Revenue Series C FGIC Insured                      5.75          11/15/08         214,000
    300,000  Sacramento CA Municipal Utility District Series
               C FGIC Insured                                     5.75          11/15/08         330,375
  1,000,000  Sacramento CA RDFA Tax Allocation Merged
               Downtown Project A MBIA Insured                    6.50          11/01/13       1,070,020
  2,000,000  Sacramento County CA Airport System Revenue
               Series A AMT FGIC Insured                          6.00          07/01/12       2,115,340
  1,125,000  Sacramento County CA COP Public Facilities
               Project AMBAC Insured                              5.00          10/01/12       1,139,940
  3,000,000  Sacramento County Main Detention Facility MBIA
               Insured                                            5.75          06/01/15       3,165,480
  5,000,000  San Bernardino CA Water Department Revenue COP       5.00          02/01/17       4,916,300
    380,000  San Bernardino County CA West Valley Detention
               Center MBIA Insured                                6.50          11/01/12         417,977

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   200,000  San Bernardino County CA Transportation
               Authority Sales Tax Revenue FGIC Insured           6.00 %        03/01/10   $     214,438
  1,775,000  San Bernardino County CA Transportation
               Authority Series A FSA Insured                     4.88          03/01/10       1,816,322
  2,000,000  San Bernardino County Medical Center Project         4.90          08/01/08       2,052,500
  4,000,000  San Buenaventura CA COP AMBAC Insured                6.00          01/01/12       4,290,000
  8,195,000  San Diego CA PFA Sewer Revenue FGIC Insured          5.00          05/15/15       8,156,483
  3,000,000  San Diego CA Public Safety Commission Project
               GO                                                 5.50          04/01/08       3,242,700
  1,000,000  San Diego CA Public Safety Commission Project
               GO                                                 6.50          07/15/07       1,157,800
  4,500,000  San Diego County CA Regional Transportation
               Community Sales Tax Revenue Series A Escrowed
               to Maturity                                        6.00          04/01/08       4,932,090
  3,950,000  San Elijo Joint Powers Authority San Diego
               County CA Water Pollution Control Facility
               FGIC Insured                                       5.38          03/01/13       4,054,714
  2,250,000  San Francisco CA BART Sales Tax Revenue FGIC
               Insured                                            5.50          07/01/15       2,338,515
    200,000  San Francisco CA City & County Public Utilities
               Commission Water Revenue Series A                  6.50          11/01/09         220,656
    700,000  San Francisco CA City & County RDFA Tax
               Allocation Capital (zero coupon)                   5.65 F        08/01/08         441,931
  1,940,000  San Francisco CA City & County Refunded Series
               1 FGIC Insured                                     5.20          06/15/15       1,973,174
  1,250,000  San Francisco CA State Building Authority Civic
               Center Complex Series A AMBAC Insured              5.25          12/01/21       1,257,337

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 6,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road (zero coupon)                     4.70 %F       01/15/05   $   4,492,500
  1,345,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road (zero coupon)                     4.90 F        01/15/07         914,856
  4,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road (zero coupon)                     7.55 F        01/01/10       3,990,000
  1,000,000  San Mateo CA Flood Control District COP Colma
               Creek Flood Control Zone MBIA Insured              5.25          08/01/17       1,012,960
  1,130,000  San Mateo CA Sewer Revenue FSA Insured               5.50          08/01/14       1,192,964
  1,935,000  San Mateo County CA Board of Education COP           7.10          05/01/21       2,015,206
  1,500,000  San Mateo County CA Joint Powers Authority
               Lease Revenue FSA Insured                          5.00          07/15/14       1,514,325
  1,500,000  San Mateo County CA Joint Powers Series A FSA
               Insured                                            5.00          07/15/18       1,486,845
  6,000,000  Santa Ana CA Financing Authority Revenue
               Refunded South Harbor Boulevard Series A           5.00          09/01/19       5,869,320
  4,010,000  Santa Clara CA RDFA Tax Allocation Bayshore
               North Project AMBAC Insured                        5.75          07/01/14       4,261,186
  4,200,000  Santa Clara County CA COP Multiple Facilities
               Project AMBAC Insured                              6.00          05/15/12       4,509,750
  1,185,000  Santa Clara County CA District Sales Tax
               Revenue Series A                                   5.25          06/01/17       1,198,177
  1,000,000  Santa Clara County CA Financing Authority Lease
               Revenue Series A AMBAC Insured                     4.85          11/15/10       1,020,610

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 3,000,000  Santa Fe Springs CA Community Development
               Common Tax Allocation Series A MBIA Insured        5.00 %        09/01/17   $   2,966,880
  1,575,000  Santa Fe Springs CA Community Development
               Common Tax Allocation Series A MBIA Insured        5.13          09/01/16       1,578,890
  3,020,000  Santa Fe Springs CA Community Development
               Common Tax Allocation Series A MBIA Insured        5.13          09/01/22       2,980,951
  1,750,000  Santa Maria CA RDFA Town Center West Side
               Parking Facilities FSA Insured                     5.25          06/01/11       1,803,900
  1,000,000  Santa Monica - Malibu CA USD Facilities
               Reconstruction Projects                            5.50          08/01/15       1,035,400
  1,195,000  Santa Rosa CA High School District FGIC Insured      5.90          05/01/13       1,285,187
  2,575,000  Santa Rosa CA Wastewater Revenue FGIC insured        4.90          09/01/11       2,612,827
  3,450,000  Santa Rosa CA Wastewater Treatment Plant FGIC
               Insured                                            4.75          09/01/16       3,311,482
  1,000,000  Saratoga CA USD Series A FGIC Insured                5.38          09/01/17       1,023,560
  1,000,000  Shasta CA Joint Powers Financing Authority
               Lease Revenue Courthouse Improvement Project
               MBIA Insured                                       5.00          06/01/18         985,050
  1,000,000  Sonoma Valley CA USD FSA Insured                     6.00          07/15/21       1,080,540
  5,720,000  South County CA Regional Wastewater Authority
               Revenue Capital Improvement FGIC Insured           5.75          08/01/10       6,060,226
  1,000,000  Southern California Public Power Project
               Revenue                                            6.75          07/01/11       1,185,560
  2,000,000  Southern California State Public Power
               Authority                                          5.50          07/01/12       2,090,040
    675,000  Southern California State SFMR Series A AMT
               GNMA Collateralized                                7.63          10/01/22         703,296

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   380,000  Southern California State SFMR Series A AMT
               GNMA Collateralized                                7.63 %        10/01/23   $     400,106
    630,000  Southern California State SFMR Series A AMT
               GNMA/FNMA Collateralized                           6.75          09/01/22         668,380
    695,000  Southern California State SFMR Series A AMT
               GNMA/FNMA Collateralized                           7.35          09/01/24         728,812
  2,000,000  Stanislaus County CA Capital Improvement
               Program Series A MBIA Insured                      5.25          05/01/14       2,046,680
  1,600,000  Stanislaus County CA COP Capital Improvement
               Project AMBAC Insured                              5.25          05/01/18       1,608,848
  2,720,000  Stanislaus County CA COP Capital Improvement
               Project Series A MBIA Insured                      5.00          05/01/10       2,801,600
     20,000  Stockton CA SFMR Government Agency
               Collateralized                                     7.50          02/01/23          22,873
  5,690,000  Sulphur Springs CA USD Series A MBIA Insured
               (zero coupon)                                      7.00 F        09/01/13       2,673,219
  1,465,000  Sunnyvale CA Elementary School District Series
               A                                                  5.70          09/01/20       1,523,190
  1,000,000  Sunnyvale CA Financing Authority Utilities
               Revenue Solid Waste Materials Series B AMT
               MBIA Insured                                       6.00          10/01/08       1,072,500
  1,000,000  Temecula CA Community Services Recreational
               Center Project                                     7.13          10/01/12       1,105,200
  1,000,000  Temecula Valley CA USD Series D FGIC Insured         6.00          09/01/14       1,066,430
  1,000,000  Three Valleys CA Municipal Water District COP
               FGIC Insured                                       5.00          11/01/14       1,002,930
  2,000,000  Three Valleys CA Municipal Water District
               Revenue COP FGIC Insured                           5.25          11/01/10       2,077,380
  1,000,000  Torrance CA COP AMBAC Insured                        5.50          04/01/11       1,062,020
  1,900,000  Torrance CA COP AMBAC Insured                        5.50          04/01/12       2,008,756

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,705,000  Torrance CA COP AMBAC Insured                        5.75 %        04/01/16   $   2,874,198
  1,100,000  Travis CA USD COP AMBAC Insured                      5.40          09/01/19       1,122,154
  1,000,000  Truckee-Donner Public Utility District
               Certificates Participation Water System
               Improvement Project                                5.50          11/15/16       1,044,480
  2,000,000  Tulare County CA COP Public Facilities
               Corporation Series A MBIA Insured                  6.10          11/15/07       2,168,120
  2,250,000  Twentynine Palms CA Water District CA COP            7.00          08/01/17       2,413,237
  1,000,000  Union City CA Community RDFA Tax Allocation
               Revenue Community Redevelopment Project AMBAC
               Insured                                            5.65          10/01/14       1,048,240
  1,645,000  University of California Revenue Housing System
               Series A AMBAC Insured                             5.50          11/01/11       1,728,730
  3,400,000  University of California Revenue Multiple
               Purpose Project C AMBAC Insured                    5.25          09/01/11       3,507,984
  1,000,000  University of California Revenue Multiple
               Purpose Projects AMBAC Insured                     4.75          09/01/15         966,760
  1,000,000  University of California Revenue Refunded
               Multiple Purpose Projects Series E MBIA
               Insured                                            5.13          09/01/20         994,090
  3,200,000  University of California Revenue Seismic Safety
               Project MBIA Insured                               5.50          11/01/10       3,383,232
    990,000  Upland CA HFA Revenue Issue A                        7.85          07/01/20       1,024,571
  1,000,000  Vacaville CA PFA Tax Allocation Redevelopment
               Project MBIA Insured                               6.35          09/01/22       1,052,270
  3,275,000  Vallejo CA Revenue Water Improvement Project
               FSA Insured                                        5.70          05/01/16       3,504,578
  2,000,000  Ventura CA COP Public Facilities                     5.75          12/01/06       2,152,580
  2,000,000  Ventura CA COP Public Facilities Corporation IV      5.75          12/01/07       2,147,560

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,305,000  Vista CA Community Redevelopment Project Area B
               Tax Allocation                                     5.10 %        09/01/18   $   1,293,529
  4,250,000  Walnut Creek CA John Muir Medical Center MBIA
               Insured                                            5.00          02/15/16       4,205,163
  1,135,000  Walnut Valley CA USD Series C FGIC Insured           5.75          08/01/15       1,195,439
  1,130,000  West Hollywood CA COP MBIA Insured                   5.10          02/01/16       1,130,497
  1,125,000  West Hollywood CA COP MBIA Insured                   5.10          02/01/17       1,130,389
  1,170,000  West Sacramento CA Financing Authority Revenue
               Water System Improvement Project FGIC Insured      5.50          08/01/15       1,203,099
  1,200,000  Westminster CA RDFA AMT                              6.50          08/01/10       1,265,484
  1,000,000  Whittier CA Educational Facilities Revenue
               Whittier College Connie Lee Insured                5.40          12/01/18       1,007,180
  1,000,000  Yolo County CA HFA Mortgage Revenue AMT FHA
               Collateralized                                     7.20          08/01/33       1,084,260
  1,040,000  Yolo County CA Library Special Tax Community
               Facilities                                         6.25          12/01/22       1,105,749
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $ 676,454,023
             (Cost $638,711,080)

California Tax-Free Bond Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 2.28%
             SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - 1.30%
$ 1,750,000  California HFFA V/R FSA Insured+                     3.25 %        07/01/22       1,750,000
    900,000  California State PCFA Shell Oil Co
               Project V/R Series A+                              3.25          10/01/10         900,000
  1,000,000  California State PCFA Shell Oil
               Company Project V/R Series C+                      3.25          10/01/00       1,000,000
  1,000,000  California State PCFA Southern California
               Edison V/R Series C+                               3.45          02/28/08       1,000,000
    700,000  Chula Vista CA Industrial Development Revenue
               V/R San Diego Gas & Electric Company+              3.35          03/01/23         700,000
    600,000  Irvine CA Improvement Bond V/R+                      3.30          09/02/22         600,000
  3,000,000  Orange County CA Sanitation District
               V/R LOC - National Westminster
               Bank Plc+                                          3.30          08/01/15       3,000,000
                                                                                           --------------
                                                                                           $   8,950,000

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998           California Tax-Free Bond Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             MONEY MARKET FUNDS - 0.98%
  6,782,000  Provident Institutional CA Municipal Fund                                     $   6,782,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  15,732,000
             (Cost $15,732,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $654,443,080)*                                    100.27%               $  692,186,023
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                        (0.27)                   (1,855,674)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  690,330,349
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  F  YIELD TO MATURITY AT PURCHASE DATE.
  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   38,181,651
Gross Unrealized Depreciation         (438,708)
                                --------------
NET UNREALIZED APPRECIATION     $   37,742,943
                                --------------
                                --------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Airport                                       1%
Education                                    15%
Electric                                      5%
General Obligation                           17%
Health                                        4%
Hospital                                      3%
Housing                                       3%
Lease                                         6%
Public Improvements                           4%
Sales Tax                                    14%
Sewer                                         6%
Transportation                                4%
Water                                        17%
Other                                         1%

Investment Categories Reflect Percentages of Investments in Securities
The accompanying notes are an integral part of these financial statements.

California Tax-Free Income Fund         PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 95.78%
$ 1,100,000  California ABAG Finance Authority For Nonprofit
               Corporation                                        5.00 %        07/01/07   $   1,116,500
  1,250,000  California State AMT Veterans Bonds Series B         4.65          12/01/05       1,256,162
  2,000,000  California State AMT Veterans Bonds Series B         4.95          12/01/07       2,014,980
  1,540,000  California State DWR Central Valley Revenue
               Project Series J-2                                 6.00          12/01/06       1,715,175
    500,000  California State HFFA Revenue Episcopal Homes
               Mortgage Insurance                                 7.20          07/01/99         502,500
  2,615,000  California State HFFA Revenue MBIA Insured           5.00          07/01/01       2,680,480
    200,000  California State HFFA Revenue Mortgage
               Insurance                                          7.40          12/01/00         206,642
  1,000,000  California State Public Revenue CA State
               University Projects                                6.70          10/01/17       1,120,000
  1,000,000  California State Public Works Board Lease
               Revenue Series A                                   6.63          10/01/10       1,117,350
  1,000,000  California Statewide CDA Revenue COP United
               Western Medical Centers                            6.75          12/01/21       1,103,750
    500,000  California Statewide CDA Sutter Health Group
               V/R AMBAC Insured                                  3.50          07/01/15         500,000
    250,000  Carlsbad CA USD COP Phase III                        6.70          11/01/99         259,225
    600,000  Encinitas CA USD COP Measure B Capital Projects      4.38          09/01/98         600,654
    820,000  Foster City CA PFA                                   4.70          09/01/98         820,853
    685,000  Foster City CA PFA                                   5.40          09/01/01         706,954
  1,000,000  Industry CA Urban Development Agency FSA
               Insured                                            4.70          05/01/04       1,016,010
    400,000  Irvine Ranch CA Water District LOC - National
               Westminster Bank Plc                               3.30          08/01/16         400,000
  1,100,000  Irvine Ranch CA Water District V/R LOC -
               Sumitomo Bank Ltd                                  3.30          10/01/00       1,100,000
  1,500,000  Los Angeles CA Airport Revenue Series A FGIC
               Insured                                            6.00          05/15/05       1,648,125

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998         California Tax-Free Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,460,000  Los Angeles CA DW&P Revenue Project                  9.00 %        10/15/03   $   1,784,967
  2,500,000  Los Angeles CA Harbor Department Revenue AMT
               Series B                                           5.00          08/01/02       2,566,175
    725,000  Los Angeles CA Judgement Obligation Bonds
               Series A                                           4.70          08/01/98         725,548
  1,300,000  Los Angeles CA Waste Water System Revenue
               Series A MBIA Insured                              8.50          06/01/03       1,543,659
  2,000,000  Los Angeles CA Waste Water System Revenue
               Series D FGIC Insured                              8.70          11/01/03       2,422,360
    300,000  Los Angeles County CA Transportation Commission
               Sales Tax Revenue Series A                         6.10          07/01/99         306,906
    500,000  Morgan Hill CA RDFA Tax Allocation Ojo De Agua
               Community Development Project                      5.60          03/01/00         506,020
  1,075,000  Mount Diablo CA USD Community Facilities
               District Special Tax AMBAC Insured                 8.00          08/01/03       1,255,718
  3,500,000  Orange County CA PFA Revenue Waste Management
               System AMBAC Insured                               5.50          12/01/06       3,725,470
  2,500,000  Rancho CA Water District Financing Authority
               Revenue                                            4.70          08/15/21       2,541,250
  1,500,000  Riverside County CA Transportation Commission
               Tax Revenue Series A                               6.50          06/01/01       1,605,975
    300,000  Sacramento CA Light Rail Transportation Project      6.30          07/01/00         312,171
    500,000  Sacramento CA MUD Electric Revenue MBIA Insured      7.50          08/15/99         511,950
    990,000  Sacramento CA Workers Compensation Program           5.75          06/01/03       1,029,491
    500,000  San Diego CA Transportation Authority COP Bus
               Acquisition Project                                6.60          12/01/01         515,250
  1,000,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A FGIC
               Insured                                            6.25          04/01/02       1,071,910

California Tax-Free Income Fund         PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,090,000  San Francisco CA City & County International
               Airport Revenue MBIA Insured                       8.00 %        05/01/05   $   1,306,877
  1,150,000  San Francisco CA City & County International
               Revenue AMT MBIA Insured                           8.00          05/01/05       1,382,565
  1,000,000  San Francisco CA City & County RDFA Lease
               Revenue George R Mascone Center AMBAC Insured      6.20          10/01/00       1,050,000
    750,000  San Francisco CA Redevelopment Agency Lease
               Revenue George Moscone Center Project              7.40          07/01/98         750,062
    500,000  Santa Monica CA Wastewater Enterprise Revenue
               Hyperion Project AMBAC Insured                    12.00          01/01/01         591,150
  1,000,000  South Orange County CA PFA Special Tax Revenue
               Series C FGIC Insured                              5.75          08/15/05       1,086,250
  2,000,000  Southern California Rapid Transit District
               Certificates Participation MBIA Insured            7.50          07/01/05       2,201,840
  1,100,000  Southern California State Public Power
               Authority                                          6.75          07/01/00       1,156,375
  3,000,000  Southern California State Public Power
               Authority Project                                  6.88          07/01/03       3,202,500
  1,185,000  Southern California State Waterworks Revenue
               Series C                                           6.00          07/01/06       1,314,224
    580,000  Turlock CA Irrigation District Revenue Series A
               MBIA Insured                                       5.00          01/01/05         602,034
  1,000,000  University of California Multiple Projects
               Revenue Series A MBIA Insured                      6.00          09/01/02       1,070,560
  1,000,000  University of California Research Facility
               Series B                                           6.50          09/01/03       1,096,970
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $  59,121,587
             (Cost $58,297,542)

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998         California Tax-Free Income Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS - 3.02%
             MONEY MARKET FUNDS - 3.02%
  1,867,000  Provident Institutional CA Municipal Fund                                     $   1,867,000
             (Cost $1,867,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $60,164,542)*                                      98.80%               $   60,988,587
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         1.20                       739,804
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   61,728,391
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      865,994
Gross Unrealized Depreciation          (41,949)
                                --------------
NET UNREALIZED APPRECIATION     $      824,045
                                --------------
                                --------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Airport                                        7%
Education                                      7%
Electric                                       1%
General Obligation                            14%
Health                                         3%
Housing                                        6%
Lease                                          5%
Public Improvements                            7%
Sales Tax                                      6%
Sewer                                         14%
Transportation                                12%
Water                                         15%
Other                                          3%

Investment Categories Reflect Percentages of Investments in Securities
The accompanying notes are an integral part of these financial statements.

National Tax-Free Fund                  PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS - 95.68%
             ALASKA - 2.58%
$ 1,250,000  Alaska State Housing Finance Corporation Series
               A                                                  5.50 %        12/01/17   $   1,274,437
    100,000  Anchorage AK GO MBIA Insured                         6.75          07/01/05         107,521
    100,000  Valdez AK Marine Term Revenue Pipelines Inc
               Series A                                           5.85          08/01/25         103,000

             CALIFORNIA - 4.35%
$    20,000  California State GO                                  6.00 %        02/01/01   $      20,942
  1,540,000  California State Veterans Bonds Series BN            5.45          12/01/28       1,540,169
  1,000,000  California Student Education Loan Marketing
               Corporation                                        5.88          01/01/18         948,190

             COLARADO - 0.53%
$   270,000  El Paso County CO USD                                6.15 %        12/15/08   $     307,800

             COLORADO - 7.12%
$ 2,000,000  Colorado Health Facility Authority Revenue           5.75 %        09/15/22   $   2,034,500
  2,000,000  Denver CO City & County Airport Revenue Series
               A MBIA Insured                                     5.60          11/15/20       2,072,540

             CONNECTICUT - 1.59%
$   880,000  Connecticut State HFA Series B4                      7.30 %        11/15/03   $     919,151

             FLORIDA - 0.31%
$   170,000  Brevard County FL HFA SFMR Refunded Series B
               FSA Insured                                        7.00 %        03/01/13   $     181,050

             IDAHO - 1.84%
$ 1,000,000  Idaho State HFA SFMR Series C-2 AMT                  6.35 %        07/01/15   $   1,060,780

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998                  National Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             ILLINOIS - 15.42%
$ 3,000,000  Chicago IL Lakefront Millenium Packaging
               Facility                                           5.13 %        01/01/28   $   2,947,500
    200,000  Chicago IL O'Hare International Airport Revenue
               Series A                                           6.75          01/01/06         228,626
    500,000  Chicago IL O'Hare International Airport Special
               Facilities Revenue AMT LOC - Bayerische
               Landesbank                                         7.13          05/01/18         540,000
  1,500,000  Chicago IL Park District AMBAC Insured               5.38          01/01/25       1,516,440
  1,000,000  Illinois Development FHA Revenue Series A MBIA
               Insured                                            5.75          07/01/18       1,015,420
  1,000,000  Illinois Development Finance Authority Revenue
               Community Rehabilitation Providers Series A        5.70          07/01/19       1,005,170
    600,000  Illinois Development Finance Authority Revenue
               Community Rehabilitation Providers Series C        5.65          07/01/19         597,048
  1,000,000  Illinois Health Facility Authority Revenue
               Edward Hospital Series A                           5.75          02/15/09       1,039,250

             INDIANA - 5.20%
$ 1,940,000  Howard County IN Jail & Juvenile Detention
               Center AMBAC Insured                               5.25 %        01/15/12   $   1,990,867
  1,000,000  Indiana State Educational Facility Authority
               Revenue Butler University Project MBIA
               Insured                                            5.30          01/01/27       1,009,160

             IOWA - 6.61%
$ 2,000,000  Iowa Finance Authority Revenue Mercy Health
               Systems Series V                                   5.25 %        08/15/27   $   1,979,680
  1,435,000  Iowa State HFA SFMR Series B AMT GNMA/FNMA
               Collateralized                                     6.95          07/01/24       1,534,331
    280,000  Iowa State HFA SFMR Series B AMT GNMA/FNMA
               Collateralized                                     7.45          07/01/23         299,846

             KENTUCKY - 0.26%
$   140,000  Kentucky State Housing Corporation Revenue FHA
               Insured                                            6.50 %        07/01/17   $     150,675

National Tax-Free Fund                  PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             LOUISIANA - 0.66%
$   355,000  Louisiana State Public Facilities Authority
               Student Loan Revenue AMT FSA Insured               6.85 %        01/01/09   $     378,803

             MASSACHUSETTS - 1.84%
$ 1,000,000  Massachusetts State HFA Residential Development
               FNMA Collateralized                                6.90 %        11/15/21   $   1,060,260

             MICHIGAN - 2.60%
$ 1,435,000  Armada MI Area School District FSA Insured           5.63 %        05/01/17   $   1,501,627

             MINNESOTA - 1.16%
$   250,000  Minneapolis MN Community Development Agency
               Series 7-A                                         5.50 %        06/01/12   $     256,560
    390,000  Minneapolis-St Paul MN Housing Finance Board
               Revenue SFMR Phase IX AMT GNMA Collateralized      7.30          08/01/31         413,431

             MISSISSIPPI - 6.59%
$   500,000  Jones County MS Hospital Revenue South Central
               Regional Medical Center                            4.90 %        12/01/04   $     502,900
  1,050,000  Jones County MS Hospital Revenue South Central
               Regional Medical Center                            5.00          12/01/06       1,050,777
  2,230,000  Mississippi Home Corporation Single Family
               Revenue Series H GNMA/ FNMA Collateralized         5.35          06/01/26       2,244,384

             MONTANA - 1.76%
$ 1,000,000  Lewis & Clark County Environmental Revenue           5.60 %        01/01/27   $   1,017,400

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998                  National Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             NEBRASKA - 1.79%
$ 1,000,000  Nebraska Finance Authority Single Family
               Housing Series B GNMA/ FNMA/FHLMC
               Collateralized                                     5.85 %        09/01/28   $   1,033,750

             NEVADA - 1.86%
$   500,000  Clark County NV Las Vegas Convention & Visitors
               Authority FSA Insured                              6.00 %        07/01/26   $     558,700
    500,000  Reno NV Hospital Revenue                             5.63          05/15/23         512,625

             NEW JERSEY - 2.35%
$ 1,250,000  New Jersey State MFHR FHA Collateralized             7.00 %        05/01/30   $   1,351,888

             NEW YORK - 2.82%
$   250,000  New York NY FGIC Series E                            6.00 %        08/01/12   $     273,340
  1,300,000  New York State Dormitory Authority Revenue
               Mental Health Services Series B                    5.63          02/15/21       1,351,519

             NORTH DAKOTA - 2.64%
$ 1,500,000  Fargo ND Health Systems Revenue Series A MBIA
               Insured                                            5.38 %        06/01/27   $   1,520,925

             OKLAHOMA - 2.28%
$   200,000  Pryor Creek OK Economic Development Authority
               Mortgage Revenue Series A FNMA Collateralized      7.13 %        07/01/21   $     209,844
    540,000  Tulsa County OK HFA Mortgage Revenue Series B
               Remarket AMT GNMA Collateralized                   7.10          06/01/22         575,764
    500,000  Tulsa County OK HFA Mortgage Revenue Series B
               Remarket AMT GNMA Collateralized                   7.55          05/01/23         527,655

National Tax-Free Fund                  PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             PENNSYLVANIA - 0.92%
$   500,000  Pennsylvania State Higher EDFA Student Loan
               Revenue Series D AMT AMBAC Insured                 7.05 %        10/01/16   $     530,000

             TENNESSEE - 1.80%
$ 1,000,000  Shelby County TN Health Educational & Housing
               Facility Series A                                  6.00 %        07/01/28   $   1,038,310

             TEXAS - 3.63%
$   250,000  Decatur TX Indeptness School District                6.13 %        08/01/25   $     267,480
    250,000  El Paso TX GO                                        7.00          08/15/06         292,295
    125,000  Port Authur TX MBIA Insured                          8.50          02/15/03         146,628
    380,000  Travis County TX HFC Residential Mortgage
               Revenue Series A GNMA/ FNMA Collateralized         7.00          12/01/11         409,385
  1,000,000  Webb County TX COP Series A                          5.25          10/01/22         979,840

             UTAH - 4.30%
$   250,000  Salt Lake City UT RDA Neighborhood Tax Revenue       6.50 %        10/01/01   $     267,755
    500,000  Utah State Board of Regents Student Loan
               Revenue Series F AMT AMBAC Insured                 7.45          11/01/08         534,240
  1,100,000  Utah State Board of Regents Student Loan
               Revenue Series H AMT AMBAC Insured                 6.70          11/01/15       1,165,615
    250,000  Utah State Building Ownership Authority Lease
               Series A                                           6.00          05/15/09         266,645
      5,000  Utah State HFA SFMR Series D-2 AMT FHA
               Collateralized                                     6.45          01/01/11           5,431
    225,000  Washington County UT USD St Georges FGIC
               Insured                                            6.00          03/01/03         241,659

             VERMONT - 1.00%
$   500,000  Burlington VT Electricity Revenue Series A MBIA
               Insured                                            6.38 %        07/01/10   $     575,950

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998                  National Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             VIRGINIA - 1.72%
$ 1,000,000  Pocahontas VA Parkway Associate                      5.50 %        08/15/28   $     990,160

             WASHINGTON - 8.15%
$   500,000  Clark County WA Sewer Revenue                        6.00 %        12/01/06   $     552,080
    100,000  Island County WA USD South Whidbey                   6.75          12/01/07         117,049
    100,000  South Columbian Basin WA Improvement District
               Revenue                                            6.00          12/01/02         107,203
    350,000  Tacoma WA Solid Waste Utility Revenue Series B
               AMBAC Insured                                      6.00          12/01/09         392,315
  1,000,000  Washington State Health Care Facility Authority
               Revenue Swedish Health System AMBAC Insured        5.50          11/15/28       1,016,640
  1,000,000  Washington State Public Power Supply System
               Nuclear Project Number 1 Series B                  5.13 %        07/01/13       1,001,250
  1,440,000  Washington State SFMR Series D AMT GNMA/FNMA
               Collateralized                                     7.10          07/01/22       1,515,946
                                                                                           --------------
             TOTAL MUNICIPAL BONDS                                                         $  55,180,121
             (Cost $53,655,255)

National Tax-Free Fund                  PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS - 5.16%
             CALIFORNIA - 5.16%
  2,822,000  Dreyfus General CA Municipal Money Market Fund                                $   2,822,000
    151,000  Nuveen Institutional CA Tax-Exempt Fund                                             151,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   2,973,000
             (Cost $2,973,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $56,628,255)*                                     100.84%               $   58,153,121
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                        (0.84)                     (483,385)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   57,669,736
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    1,549,482
Gross Unrealized Depreciation          (24,616)
                                --------------
NET UNREALIZED APPRECIATION     $    1,524,866
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998                    Oregon Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS - 100.31%
             GUAM - 3.90%
$ 1,500,000  Guam Housing Single Family Mortgage Backed
               Series A                                           5.75 %        09/01/31   $   1,594,875

             OREGON - 88.86%
$ 1,100,000  Chemeketa OR Community College District FGIC
               Insured                                            6.00 %        06/01/06   $   1,221,957
  1,000,000  Chemeketa OR Community College District Series
               B                                                  5.60          06/01/14       1,065,000
    250,000  Chemeketa OR Community College MBIA Insured          6.50          07/01/07         281,127
    495,000  Clackamas County OR HFFA Jennings Lodge Project
               GNMA FHA credit support                            7.50          10/20/31         528,898
    300,000  Clackamas County OR HFFA Sisters of Providence
               Series A                                           6.38          10/01/05         325,716
  1,750,000  Emerald Peoples OR Utility District                  7.35          11/01/07       2,129,855
    845,000  Eugene OR Public Safety Facilities                   6.00          06/01/06         937,494
  1,445,000  Hillsboro OR Hospital Facility Authority
               Tuality Healthcare                                 5.75          10/01/12       1,499,187
    500,000  Josephine County OR USD FGIC Insured                 5.75          06/01/07         548,630
  1,000,000  Linn & Benton OR School District No. 8J AMBAC
               Insured                                            5.35          06/01/08       1,070,980
    100,000  Marion & Polk Counties OR USD Salem GO               5.90          10/01/07         107,248
  1,500,000  Medford OR Hospital Facilities Authority
               Revenue Asante Health Services Series A MBIA
               Insured                                            5.25          08/15/13       1,531,875
    500,000  Multnomah County OR COP MBIA Insured                 4.70          08/01/12         496,875
    500,000  North Clackamas Park & Recreation District
               Revenue                                            5.40          04/01/05         529,410
    750,000  Oregon State Board of Higher Education GO
               Series C                                           5.95          08/01/26         806,707

Oregon Tax-Free Fund                    PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
$   500,000  Oregon State Department Administration Services
               COP Series A AMBAC Insured                         5.20 %        05/01/06   $     525,225
    500,000  Oregon State Department Administrative Services
               COP Series A                                       5.80          05/01/24         532,500
  1,500,000  Oregon State Department Administrative Services
               COP Series B MBIA Insured                          5.60          11/01/16       1,578,105
    480,000  Oregon State GO                                      7.25          07/01/07         580,032
    175,000  Oregon State GO                                      9.00          10/01/05         225,066
  1,715,000  Oregon State Health Housing Educational &
               Cultural Facilities Cedarwest Housing Project
               Series A                                           4.75          12/01/30       1,725,719
  3,000,000  Oregon State Housing & Community Services
               Revenue Series B                                   5.45          07/01/29       3,039,720
    575,000  Oregon State Housing Educational & Cultural
               Facilities Authority Revenue Reed College
               Project                                            6.75          07/01/21         629,303
      5,000  Oregon State SFMR Program FHA/VA Insured             7.05          07/01/09           5,000
  2,000,000  Oregon State Veterans Welfare Series 77              5.30          10/01/29       2,012,500
  1,750,000  Port Saint Helens OR Pollution Control               5.65          12/01/27       1,789,077
  1,000,000  Port St Helens OR Pollution Control Revenue
               Project Portland General Electric Company
               Series A                                           5.25          08/01/14       1,000,000
    485,000  Portland OR Arena Gas Tax Revenue Series A           5.35          06/01/07         514,512
  1,000,000  Portland OR International Airport Revenue
               Series 11 FGIC Insured                             5.63          07/01/13       1,057,500
    300,000  Portland OR PCR Harbor Authority V/R                 4.00          12/01/09         300,000
  1,000,000  Portland OR Series A                                 4.88          06/01/18         977,500
  1,000,000  South Fork OR Water Board Revenue Series B FSA
               Insured                                            6.00          02/01/14       1,099,070
     40,000  Tri-County Metropolitan OR Transportation
               District Revenue Series A                          5.70          08/01/13          41,424

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998                    Oregon Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Washington County OR School District Number 015
               Forest Grove FSA Insured                           5.25 %        06/01/10   $   1,057,500
  1,000,000  Washington County OR Sewer Agency Revenue FGIC
               Insured                                            5.75          10/01/11       1,110,000
  2,000,000  Washington County OR Unified Sewer Agency
               Revenue FGIC Insured                               5.50          10/01/13       2,114,980
    725,000  Washington County School District No. 088 J
               Sherwood FSA Insured                               6.10          06/01/12         789,982
    550,000  Western Lane OR HFFA Revenue Sisters of St.
               Joseph Peace Services MBIA Insured                 5.63          08/01/07         589,925
                                                                                           --------------
                                                                                           $  37,970,474

             PUERTO RICO - 7.55%
$    40,000  Commonwealth of Puerto Rico Aqueduct & Sewer
               Revenue                                           10.25 %        07/01/09   $      54,746
  1,000,000  Commonwealth of Puerto Rico Public Financing
               Corporation Series A                               5.38          06/01/15       1,054,040
  1,000,000  Puerto Rico Commonwealth                             5.00          07/01/27         965,000
    295,000  Puerto Rico Housing Financial Corporation
               Revenue MFHR Portfolio A-I LOC - Government
               Development Bank of Puerto Rico                    7.50          04/01/22         309,021
    250,000  Puerto Rico Housing Financial Corporation SFMR
               Series B GNMA Insured                              7.50 %        10/15/12         263,750
    425,000  Puerto Rico Industrial Medical and
               Environmental PCR Facilities Financing
               Authority Upjohn Co Project                        7.50          12/01/23         444,155
                                                                                           --------------
             TOTAL MUNICIPAL BONDS                                                         $  41,061,186
             (Cost $39,823,616)

Oregon Tax-Free Fund                    PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS - 0.50%
             MONEY MARKET FUNDS - 0.50%
    207,018  Aim Institutional Tax-Free Money Market Fund                                  $     207,018
             (Cost $207,018)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $40,030,634)*                                     100.81%               $   41,268,204
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                        (0.81)                     (333,513)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   40,934,691
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    1,270,424
Gross Unrealized Depreciation          (32,854)
                                --------------
NET UNREALIZED APPRECIATION     $    1,237,570
                                --------------
                                --------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Airport                                        3%
Education                                     17%
Electric                                       5%
General Obligation                            23%
Health                                         1%
Hospital                                       9%
Housing                                       19%
Public Improvements                           10%
Sales Tax                                      1%
Sewer                                          8%
Transportation                                 1%
Water                                          3%

Investment Categories Reflect Percentages of Investments in Securities
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998        Short-Term Municipal Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS - 87.22%
             ARIZONA - 13.76%
$   700,000  Arizona State Transit Board Excise Tax Revenue       7.00 %        07/01/00   $     734,118

             CALIFORNIA - 1.87%
$   100,000  California Higher Education Loan Authority
               Revenue Series E-1 GTD STD LN Insured +            3.50 %        12/01/22   $     100,000

             COLORADO - 2.26%
$   120,000  Colorado State Student Obligation Bond
               Authority Series C                                 4.35 %        09/01/99   $     120,314

             ILLINOIS - 3.75%
$   200,000  Joliet IL Regional Port District Industrial
               Building Revenue                                   4.10 %        07/15/03   $     200,000

             INDIANA - 3.75%
$   200,000  Indianapolis IN Resource Recovery Revenue +          4.10 %        12/01/16   $     200,000

             MISSISSIPPI - 1.87%
$   100,000  Jackson County MS PCR Chevron Project +              3.75 %        06/01/23   $     100,000

             MISSOURI - 9.37%
$   200,000  Independence MO Industrial Development
               Authority +                                        4.00 %        11/01/27   $     200,000
    100,000  Kansas City MO IDA Hospital Revenue V/R MBIA
               Insured +                                          3.80          10/15/15         100,000
    200,000  Missouri State Health & Educational Facility
               Authority Drury College Series A +                 4.05          08/15/21         200,000

Short-Term Municipal Income Fund        PORTFOLIO OF INVESTMENTS - JUNE 30, 1998
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             NEW MEXICO - 3.75%
$   200,000  Farmington NM PCR V/R Arizona Public Services
               Co. Series B +                                     3.80 %        09/01/24   $     200,000

             NEW YORK - 4.73%
$   250,000  New York State Mortgage Agency Revenue
               Homeowner Mortgage Series 44 AMT FHA
               Collateralized                                     6.00 %        04/01/99   $     252,628

             PENNSYLVANIA - 3.75%
$   200,000  Allegheny County PA Industrial Development
               Authority Revenue +                                4.00 %        07/01/27   $     200,000

             SOUTH DAKOTA - 18.77%
$ 1,000,000  South Dakota Student Loan Finance Corp Student
               Loan Revenue Series A - GTD STD LN Insured         5.50 %        08/01/98   $   1,001,285

             TEXAS - 12.09%
$   240,000  Brazos TX Higher Education Authority AMT Series
               C-1                                                6.00 %        11/01/99   $     245,098
    200,000  Lubbock TX Health Facility Development
               Corporation Revenue V/R St. Joseph's Health
               Services +                                         3.80          07/01/13         200,000
    200,000  Port of Texas Naval District Industrial
               Authority American Petrofina Incorporated          4.10          05/01/03         200,000

             WISCONSIN - 3.75%
$   200,000  La Crosse WI Pollution Control Revenue
               Dairyland Power Coop Series B +                    4.05 %        02/01/15   $     200,000

PORTFOLIO OF INVESTMENTS - JUNE 30, 1998        Short-Term Municipal Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             WYOMING - 3.75%
$   200,000  Uinta County WY PCR Chevron USA Inc Project V/R
               +                                                  3.75 %        08/15/20   $     200,000
                                                                                           --------------
             TOTAL MUNICIPAL BONDS                                                         $   4,653,443
             (Cost $4,642,925)

             SHORT-TERM INSTRUMENTS - 9.97%
             CALIFORNIA - 9.97%
    266,001  Dreyfus General CA Municipal Money Market Fund                                $     266,001
    266,000  Nuveen Institutional CA Tax-Exempt Fund                                             266,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     532,001
             (Cost $532,002)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $5,174,927)*                                       97.19%               $    5,185,444
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         2.81                       149,928
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $    5,335,372
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $       10,517
Gross Unrealized Depreciation                0
                                --------------
NET UNREALIZED APPRECIATION     $       10,517
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds               STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998
------------------------------------------------------------------------

                                                 ARIZONA       CALIFORNIA
                                                TAX-FREE         TAX-FREE
                                                    FUND        BOND FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $17,821,769     $692,186,023
  Cash                                             1,331            1,480
RECEIVABLES:
  Interest                                       357,728       10,103,298
  Fund shares sold                                     0           57,027
  Investment securities sold                           0          324,300
Organization expenses, net of
  amortization                                         0                0
Prepaid expenses                                  11,326              208
TOTAL ASSETS                                  18,192,154      702,672,336

LIABILITIES
Payables:
  Investment securities purchased                      0        8,558,523
  Distribution to shareholders                    64,629        2,504,317
  Fund shares redeemed                                            370,458
  Due to sponsor and distributor (Note
    2)                                             4,664          441,706
  Due to adviser (Note 2)                            421          355,733
  Other                                           60,959          111,250
TOTAL LIABILITIES                                130,673       12,341,987
TOTAL NET ASSETS
                                             $18,061,481     $690,330,349
NET ASSETS CONSIST OF:
  Paid-in capital                            $17,256,905     $644,451,142
  Undistributed net realized gain(loss)
    on investments                               310,160        8,136,264
  Net unrealized appreciation of
    investments                                  494,416       37,742,943
TOTAL NET ASSETS                             $18,061,481     $690,330,349

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $ 5,383,424     $499,720,151
Shares outstanding - Class A(1)                  499,083       43,927,094
Net asset value per share - Class A(1)       $     10.79     $      11.38
Maximum offering price per share - Class
  A(1)                                       $     11.30(2)  $      11.92(2)
Net assets - Class B                         $ 1,683,103     $ 99,783,917
Shares outstanding - Class B                     161,761        8,605,376
Net asset value and offering price per
  share - Class B                            $     10.40     $      11.60
Net assets - Class C                                 N/A     $  8,249,277
Shares outstanding - Class C                         N/A          711,321
Net asset value and offering price per
  share - Class C                                    N/A     $      11.60
Net assets - Institutional Class             $10,994,954     $ 82,577,004
Shares outstanding - Institutional Class       1,018,837        7,241,185
Net asset value and offering price per
  share - Institutional Class                $     10.79     $      11.40
INVESTMENT AT COST (NOTE 3)                  $17,327,353     $654,443,080
-------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998               Tax-Free Funds
------------------------------------------------------------------------

                                                                                             SHORT-TERM
                                              CALIFORNIA        NATIONAL          OREGON      MUNICIPAL
                                                TAX-FREE        TAX-FREE        TAX-FREE         INCOME
                                             INCOME FUND            FUND            FUND           FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $60,988,587     $58,153,121     $41,268,204     $5,185,444
  Cash                                             1,165           1,440           1,879        178,596
RECEIVABLES:
  Interest                                       937,347         925,287         503,230         62,830
  Fund shares sold                                     0               0          40,000              0
  Investment securities sold                           0               0         319,842              0
Organization expenses, net of
  amortization                                         0               0           8,043         26,728
Prepaid expenses                                  36,414          12,893          13,075              0
TOTAL ASSETS                                  61,963,513      59,092,741      42,154,273      5,453,598

LIABILITIES
Payables:
  Investment securities purchased                      0         992,660       1,000,000              0
  Distribution to shareholders                   186,810         216,828         143,464         15,838
  Fund shares redeemed                                 0           4,933               0              0
  Due to sponsor and distributor (Note
    2)                                            14,106           8,694          28,709         21,509
  Due to adviser (Note 2)                          2,362          19,947          14,989          2,821
  Other                                           31,844         179,943          32,420         78,058
TOTAL LIABILITIES                                235,122       1,423,005       1,219,582        118,226
TOTAL NET ASSETS
                                             $61,728,391     $57,669,736     $40,934,691     $5,335,372
NET ASSETS CONSIST OF:
  Paid-in capital                            $60,575,803     $56,846,063     $39,207,444     $5,297,275
  Undistributed net realized gain(loss)
    on investments                               328,543        (701,193)        489,677         27,580
  Net unrealized appreciation of
    investments                                  824,045       1,524,866       1,237,570         10,517
TOTAL NET ASSETS                             $61,728,391     $57,669,736     $40,934,691     $5,335,372

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A(1)                      $54,168,990     $40,820,256     $27,664,628     $5,335,372
Shares outstanding - Class A(1)                5,190,675       2,555,426       1,644,298      1,074,923
Net asset value per share - Class A(1)       $     10.44     $     15.97     $     16.82     $     4.96
Maximum offering price per share - Class
  A(1)                                       $     10.76(3)  $     16.72(2)  $     17.61(2)  $     5.11(3)
Net assets - Class B                                 N/A     $ 1,841,285     $ 5,955,866            N/A
Shares outstanding - Class B                         N/A         174,757         577,878            N/A
Net asset value and offering price per
  share - Class B                                    N/A     $     10.54     $     10.31            N/A
Net assets - Class C                                 N/A     $ 7,311,873             N/A            N/A
Shares outstanding - Class C                         N/A         693,719             N/A            N/A
Net asset value and offering price per
  share - Class C                                    N/A     $     10.54             N/A            N/A
Net assets - Institutional Class             $ 7,559,401     $ 7,696,322     $ 7,314,197            N/A
Shares outstanding - Institutional Class         736,195         481,970         434,849            N/A
Net asset value and offering price per
  share - Institutional Class                $     10.27     $     15.97     $     16.82            N/A
INVESTMENT AT COST (NOTE 3)                  $60,164,542     $56,628,255     $40,030,634     $5,174,927
-------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                          STATEMENTS OF OPERATIONS - JUNE 30, 1998
------------------------------------------------------------------------

                                               ARIZONA TAX-FREE FUND        CALIFORNIA TAX-FREE BOND
                                             -----------------------                            FUND
                                              FOR THE                    ---------------------------
                                                THREE                    FOR THE SIX
                                               MONTHS        FOR THE          MONTHS         FOR THE
                                                ENDED     YEAR ENDED           ENDED      YEAR ENDED
                                             JUNE 30,      MARCH 31,        JUNE 30,        DEC. 31,
                                                 1998           1998            1998            1997
INVESTMENT INCOME
  Interest                                   $233,890     $  969,781     $18,333,753     $14,339,791
TOTAL INVESTMENT INCOME                       233,890        969,781      18,333,753      14,339,791
EXPENSES (NOTE 2)
  Advisory fees                                22,703         95,284       1,695,639       1,259,094
  Administration fees                           3,251         12,043         232,768         217,623
  Custody fees                                    776          3,269          58,668          45,020
  Shareholder servicing fees                   11,609         48,964       1,002,190         107,591
  Portfolio accounting fees                     9,234         36,480          98,767         112,355
  Transfer agency fees                          4,180         16,891         445,891         344,373
  Distribution fees                             3,117          9,115         421,479         175,834
  Organization costs                                0         19,631               0           1,567
  Legal and audit fees                         10,126         27,857          26,719          25,890
  Registration fees                             4,737         16,338          46,518           5,121
  Directors' fees                               1,115          4,892           2,217           4,145
  Shareholder reports                           4,239         20,437          27,472          29,255
  Other                                         2,693         18,992          24,925          29,201
TOTAL EXPENSES                                 77,780        330,193       4,083,253       2,357,069
Less:
  Waived fees and reimbursed expenses         (42,547)      (224,807)     (1,215,602)       (396,060)
Net Expenses                                   35,233        105,386       2,867,651       1,961,009
NET INVESTMENT INCOME (LOSS)                  198,657        864,395      15,466,102      12,378,782
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               127,076        425,355       7,346,974       1,877,019
  Net change in unrealized appreciation
    (depreciation) of investments            (107,342)       543,222      (4,290,607)     34,032,101
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                19,734        968,577       3,056,367      35,909,120
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $218,391     $1,832,972     $18,522,469     $48,287,902
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS - JUNE 30, 1998                          Tax-Free Funds
------------------------------------------------------------------------

                                                 CALIFORNIA TAX-FREE
                                                         INCOME FUND      NATIONAL TAX-FREE FUND        OREGON TAX-FREE FUND
                                             -----------------------     -----------------------     -----------------------
                                              FOR THE                     FOR THE                     FOR THE
                                                THREE                       THREE                       THREE
                                               MONTHS        FOR THE       MONTHS        FOR THE       MONTHS        FOR THE
                                                ENDED     YEAR ENDED        ENDED     YEAR ENDED        ENDED     YEAR ENDED
                                             JUNE 30,      MARCH 31,     JUNE 30,      MARCH 31,     JUNE 30,      MARCH 31,
                                                 1998           1998         1998           1998         1998           1998
INVESTMENT INCOME
  Interest                                   $704,862     $3,177,905     $801,625     $1,408,272     $506,134     $1,959,677
TOTAL INVESTMENT INCOME                       704,862      3,177,905      801,625      1,408,272      506,134      1,959,677
EXPENSES (NOTE 2)
  Advisory fees                                78,360        348,186       71,331        128,786       49,121        187,554
  Administration fees                          11,046         43,808       10,157         16,707        6,989         23,433
  Custody fees                                  2,885         12,903        2,422          4,390        1,667          6,351
  Shareholder servicing fees                   46,467        210,537       36,276         65,727       24,963         95,071
  Portfolio accounting fees                    16,202         68,595       15,629         41,260       12,973         50,712
  Transfer agency fees                         20,689         94,424       18,819         30,851       12,488         46,900
  Distribution fees                             1,821         32,268       22,206         29,769       10,029         23,543
  Organization costs                                0         13,536            0         59,829          632          4,003
  Legal and audit fees                         21,683         24,106       10,342         31,377        6,453         24,603
  Registration fees                             4,987         19,142       14,860         31,476        4,612         14,692
  Directors' fees                               1,115          4,858        1,115          4,753        1,115          4,766
  Shareholder reports                          16,317         27,684        7,978         26,837        5,734         22,616
  Other                                         5,262         11,774        6,525         15,648        1,121         17,514
TOTAL EXPENSES                                226,834        911,821      217,660        487,410      137,897        521,758
Less:
  Waived fees and reimbursed expenses        (109,471)      (434,096)     (87,410)      (302,873)     (61,573)      (291,269)
Net Expenses                                  117,363        477,725      130,250        184,537       76,324        230,489
NET INVESTMENT INCOME (LOSS)                  587,499      2,700,180      671,375      1,223,735      429,810      1,729,188
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                18,369        525,212      (63,205)      (633,882)     100,122        600,687
  Net change in unrealized appreciation
    (depreciation) of investments             (42,012)       896,098      244,959      1,310,218      (61,124)     1,227,645
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                (23,643)     1,421,310      181,754        676,336       38,998      1,828,332
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $563,856     $4,121,490     $853,129     $1,900,071     $468,808     $3,557,520
----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                          STATEMENTS OF OPERATIONS - JUNE 30, 1998
------------------------------------------------------------------------

                                              SHORT-TERM MUNICIPAL
                                                       INCOME FUND
                                             ---------------------
                                              FOR THE
                                                  SIX      FOR THE
                                               MONTHS         YEAR
                                                ENDED        ENDED
                                             JUNE 30,     DEC. 31,
                                                 1998     1997 (1)
INVESTMENT INCOME
  Interest                                   $286,563     $977,367
TOTAL INVESTMENT INCOME                       286,563      977,367
EXPENSES (NOTE 2)
  Advisory fees                                33,197      115,283
  Administration fees                           4,553       21,791
  Custody fees                                  1,143        3,857
  Shareholder servicing fees                        0            0
  Portfolio accounting fees                    16,692       25,044
  Transfer agency fees                          9,582       28,433
  Distribution fees                            14,637       57,493
  Organization costs                            7,479       16,274
  Legal and audit fees                          8,164       39,811
  Registration fees                             1,557       13,028
  Directors' fees                               2,217        4,975
  Shareholder reports                           6,278       13,047
  Other                                         5,073       10,958
TOTAL EXPENSES                                110,572      349,994
Less:
  Waived fees and reimbursed expenses         (82,792)    (258,681)
Net Expenses                                   27,780       91,313
NET INVESTMENT INCOME (LOSS)                  258,783      886,054
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                22,815        4,765
  Net change in unrealized appreciation
    (depreciation) of investments             (66,211)      27,556
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                              (43,396)      32,321
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $215,387     $918,375
------------------------------------------------------------------

(1) INCLUDES AMOUNTS ALLOCATED FROM THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.
The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

Tax-Free Funds                                STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                   ARIZONA TAX-FREE FUND
                                             ---------------------------
                                                 FOR THE
                                                   THREE
                                                  MONTHS         FOR THE
                                                   ENDED      YEAR ENDED
                                                JUNE 30,       MARCH 31,
                                                    1998            1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $   198,657     $   864,395
  Net realized gain (loss) on sale of
    investments                                  127,076         425,355
  Net change in unrealized appreciation
    (depreciation) of investments               (107,342)        543,222
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        218,391       1,832,972
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A(1)                                   (58,125)       (241,375)
    CLASS B                                      (14,122)        (29,604)
    CLASS C                                          N/A             N/A
    INSTITUTIONAL CLASS                         (126,410)       (593,416)
  From net realized gain on sale of
    investments
    CLASS A(1)                                         0         (99,458)
    CLASS B                                            0         (21,224)
    CLASS C                                          N/A             N/A
    INSTITUTIONAL CLASS                                0        (238,712)
  In excess of net realized gain
    CLASS A(1)                                         0               0
    CLASS B                                            0               0
    CLASS C                                          N/A             N/A
    INSTITUTIONAL CLASS                                0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)         153,082         473,873
  Reinvestment of dividends - Class A(1)          46,249         265,218
  Cost of shares redeemed - Class A(1)          (290,952)     (1,192,150)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                        (91,621)       (453,059)
  Proceeds from shares sold - Class B            268,310       1,453,702
  Reinvestment of dividends - Class B              9,208          39,432
  Cost of shares redeemed - Class B             (142,881)       (127,727)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                           134,637       1,365,407
  Proceeds from shares sold - Class C                N/A             N/A
  Reinvestment of dividends - Class C                N/A             N/A
  Cost of shares redeemed - Class C                  N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                               N/A             N/A
  Proceeds from shares sold -
    Institutional Class                          162,455       1,272,595
  Reinvestment of dividends -
    Institutional Class                            1,396          10,674
  Cost of shares redeemed -
    Institutional Class                       (1,206,926)     (4,037,264)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (1,043,075)     (2,753,995)
INCREASE (DECREASE) IN NET ASSETS               (980,325)     (1,232,464)

NET ASSETS:
  Beginning net assets                        19,041,806      20,274,270
ENDING NET ASSETS                            $18,061,481     $19,041,806
------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) PROCEEDS FROM SHARES SOLD INCLUDES $275,906,280 FOR CLASS A SHARES, $72,298,980 FOR CLASS B SHARES AND $80,613,090 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND. SEE NOTE 1.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                               Tax-Free Funds
------------------------------------------------------------------------

                                                   ARIZONA TAX-FREE FUND
                                             ---------------------------                      CALIFORNIA TAX-FREE BOND FUND
                                             FOR THE SIX                     ----------------------------------------------
                                                  MONTHS         FOR THE      FOR THE SIX          FOR THE          FOR THE
                                                   ENDED      YEAR ENDED     MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                               MARCH 31,       SEPT. 30,         JUNE 30,         DEC. 31,         DEC. 31,
                                                    1997            1996             1998         1997 (2)             1996
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $   503,920     $ 1,120,096     $ 15,466,102     $ 12,378,782     $ 13,008,723
  Net realized gain (loss) on sale of
    investments                                  117,123         336,608        7,346,974        1,877,019        3,630,526
  Net change in unrealized appreciation
    (depreciation) of investments                (97,594)       (564,971)      (4,290,607)      34,032,101       (6,951,220)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        523,449         891,733       18,522,469       48,287,902        9,688,029
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A(1)                                  (143,470)       (370,176)     (11,682,363)     (11,799,980)     (12,719,724)
    CLASS B                                       (1,534)            (11)      (1,761,231)        (141,890)(3)          N/A
    CLASS C                                          N/A             N/A         (140,621)        (247,997)        (288,999)
    INSTITUTIONAL CLASS                         (358,916)       (749,909)      (1,881,887)        (188,915)(3)          N/A
  From net realized gain on sale of
    investments
    CLASS A(1)                                         0        (109,463)               0       (1,345,647)      (3,536,604)
    CLASS B                                            0               0                0                0(3)           N/A
    CLASS C                                          N/A             N/A                0          (36,342)         (93,922)
    INSTITUTIONAL CLASS                                0        (227,136)               0                0(3)           N/A
  In excess of net realized gain
    CLASS A(1)                                         0         (12,756)               0                0       (1,650,016)
    CLASS B                                            0               0                0                0(3)           N/A
    CLASS C                                          N/A             N/A                0                0          (50,270)
    INSTITUTIONAL CLASS                                0         (24,754)               0                0(3)           N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)          88,082       1,232,906       30,091,476      286,472,490       11,398,703
  Reinvestment of dividends - Class A(1)         107,419         329,709        6,863,798        6,671,789        9,865,419
  Cost of shares redeemed - Class A(1)        (1,794,342)    (18,720,996)     (49,367,498)     (49,748,321)     (41,495,204)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                     (1,598,841)    (17,158,381)     (12,412,224)     243,395,958      (20,231,082)
  Proceeds from shares sold - Class B            183,000          20,025       26,245,794       75,031,948(3)           N/A
  Reinvestment of dividends - Class B                900               0        1,294,047            1,436(3)           N/A
  Cost of shares redeemed - Class B              (20,119)              0       (5,915,208)        (468,649)(3)          N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                           163,781          20,025       21,624,633       74,564,735(3)           N/A
  Proceeds from shares sold - Class C                N/A             N/A        2,905,277        1,299,532        1,595,401
  Reinvestment of dividends - Class C                N/A             N/A           65,436          133,685          209,559
  Cost of shares redeemed - Class C                  N/A             N/A         (612,517)      (2,250,658)      (2,127,643)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                               N/A             N/A        2,358,196         (817,441)        (322,683)
  Proceeds from shares sold -
    Institutional Class                          795,737      19,525,762       11,031,568       80,818,091(3)           N/A
  Reinvestment of dividends -
    Institutional Class                            1,171           6,149          188,998              611(3)           N/A
  Cost of shares redeemed -
    Institutional Class                       (2,034,842)     (3,485,066)     (13,124,832)      (1,090,971)(3)          N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (1,237,934)     16,046,845       (1,904,266)      79,727,731(3)           N/A
INCREASE (DECREASE) IN NET ASSETS             (2,653,465)     (1,693,983)      12,722,706      431,398,114      (29,205,271)

NET ASSETS:
  Beginning net assets                        22,927,735      24,621,718      677,607,643      246,209,529      275,414,800
ENDING NET ASSETS                            $20,274,270     $22,927,735     $690,330,349     $677,607,643     $246,209,529
---------------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) PROCEEDS FROM SHARES SOLD INCLUDES $275,906,280 FOR CLASS A SHARES, $72,298,980 FOR CLASS B SHARES AND $80,613,090 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND. SEE NOTE 1.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                              CALIFORNIA TAX-FREE INCOME
                                                                    FUND
                                             ---------------------------
                                                 FOR THE
                                                   THREE
                                                  MONTHS         FOR THE
                                                   ENDED      YEAR ENDED
                                                JUNE 30,       MARCH 31,
                                                    1998            1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $   587,499     $ 2,700,180
  Net realized gain (loss) on sale of
    investments                                   18,369         525,212
  Net change in unrealized appreciation
    (depreciation) of investments                (42,012)        896,098
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        563,856       4,121,490
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A(1)                                  (521,049)     (2,439,178)
    CLASS B                                          N/A             N/A
    CLASS C                                          N/A             N/A
    INSTITUTIONAL CLASS                          (66,450)       (261,002)
  From net realized gain on sale of
    investments
    CLASS A(1)                                         0        (226,771)
    CLASS B                                          N/A             N/A
    CLASS C                                          N/A             N/A
    INSTITUTIONAL CLASS                                0         (23,115)
  In excess of net realized gain
    CLASS A(1)                                         0               0
    CLASS B                                          N/A             N/A
    CLASS C                                          N/A             N/A
    INSTITUTIONAL CLASS                                0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)       2,175,218      19,705,630
  Reinvestment of dividends - Class A(1)         464,836       2,375,541
  Cost of shares redeemed - Class A(1)        (7,462,370)    (31,777,362)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                     (4,822,316)     (9,696,191)
  Proceeds from shares sold - Class B                N/A             N/A
  Reinvestment of dividends - Class B                N/A             N/A
  Cost of shares redeemed - Class B                  N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                               N/A             N/A
  Proceeds from shares sold - Class C                N/A             N/A
  Reinvestment of dividends - Class C                N/A             N/A
  Cost of shares redeemed - Class C                  N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                               N/A             N/A
  Proceeds from shares sold -
    Institutional Class                          875,011       1,040,195
  Reinvestment of dividends -
    Institutional Class                           18,829          87,332
  Cost of shares redeemed -
    Institutional Class                         (399,668)     (1,230,497)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS               494,172        (102,970)
INCREASE (DECREASE) IN NET ASSETS             (4,351,787)     (8,627,737)

NET ASSETS:
  Beginning net assets                        66,080,178      74,707,915
ENDING NET ASSETS                            $61,728,391     $66,080,178
------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) PROCEEDS FROM SHARES SOLD INCLUDES $4,994,478 FOR CLASS A AND $9,693,700 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA SHORT-TERM CALIFORNIA TAX-EXEMPT FUND. SEE NOTE 1.
(3) PROCEEDS FROM SHARES SOLD INCLUDES $37,681,717 FOR CLASS A SHARES AND $8,939,165 FOR CLASS C SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND MUNICIPAL INCOME FUND. SEE NOTE 1.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                               Tax-Free Funds
------------------------------------------------------------------------

                                              CALIFORNIA TAX-FREE INCOME
                                                                    FUND                          NATIONAL TAX-FREE FUND
                                             ---------------------------     -------------------------------------------
                                                                 FOR THE         FOR THE
                                             FOR THE SIX            NINE           THREE                     FOR THE SIX
                                                  MONTHS          MONTHS          MONTHS         FOR THE          MONTHS
                                                   ENDED           ENDED           ENDED      YEAR ENDED           ENDED
                                               MARCH 31,       SEPT. 30,        JUNE 30,       MARCH 31,       MARCH 31,
                                                    1997        1996 (2)            1998        1998 (3)            1997
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $ 1,580,769     $ 2,349,987     $   671,375     $ 1,223,735     $   291,522
  Net realized gain (loss) on sale of
    investments                                  248,774           2,344         (63,205)       (633,882)         28,242
  Net change in unrealized appreciation
    (depreciation) of investments                (98,200)       (677,786)        244,959       1,310,218         (87,198)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      1,731,343       1,674,545         853,129       1,900,071         232,566
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A(1)                                (1,432,926)     (2,330,216)       (489,020)       (746,374)       (112,378)
    CLASS B                                          N/A             N/A         (16,592)        (23,330)           (654)
    CLASS C                                          N/A             N/A         (76,695)        (95,551)(4)         N/A
    INSTITUTIONAL CLASS                         (147,843)        (19,771)        (89,068)       (358,480)       (178,490)
  From net realized gain on sale of
    investments
    CLASS A(1)                                         0               0               0         (18,814)              0
    CLASS B                                          N/A             N/A               0          (3,377)              0
    CLASS C                                          N/A             N/A               0               0(4)          N/A
    INSTITUTIONAL CLASS                                0               0               0         (30,309)              0
  In excess of net realized gain
    CLASS A(1)                                         0               0               0               0               0
    CLASS B                                          N/A             N/A               0               0               0
    CLASS C                                          N/A             N/A               0               0(4)          N/A
    INSTITUTIONAL CLASS                                0               0               0               0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)      11,076,589      44,078,871         243,714      39,883,662         163,757
  Reinvestment of dividends - Class A(1)       1,252,455       2,046,401         242,152         375,942          83,037
  Cost of shares redeemed - Class A(1)       (27,177,264)    (41,016,574)     (2,111,170)     (3,464,028)       (558,651)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                    (14,848,220)      5,108,698      (1,625,304)     36,795,576        (311,857)
  Proceeds from shares sold - Class B                N/A             N/A         592,961       1,173,456         151,670
  Reinvestment of dividends - Class B                N/A             N/A          10,434          20,658             163
  Cost of shares redeemed - Class B                  N/A             N/A         (98,879)           (613)        (29,618)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                               N/A             N/A         504,516       1,193,501         122,215
  Proceeds from shares sold - Class C                N/A             N/A           4,329       8,974,820(4)          N/A
  Reinvestment of dividends - Class C                N/A             N/A          27,703          28,180(4)          N/A
  Cost of shares redeemed - Class C                  N/A             N/A        (350,171)       (647,934)(4)         N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                               N/A             N/A        (318,139)      8,355,066(4)          N/A
  Proceeds from shares sold -
    Institutional Class                          467,025      10,078,900         439,548       2,720,368       1,266,444
  Reinvestment of dividends -
    Institutional Class                           26,714               0          37,915         133,806          60,571
  Cost of shares redeemed -
    Institutional Class                       (3,513,007)        (52,763)       (458,684)     (2,912,585)     (1,038,276)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (3,019,268)     10,026,137          18,779         (58,411)        288,739
INCREASE (DECREASE) IN NET ASSETS            (17,716,914)     14,459,393      (1,238,394)     46,909,568          40,141

NET ASSETS:
  Beginning net assets                        92,424,829      77,965,436      58,908,130      11,998,562      11,958,421
ENDING NET ASSETS                            $74,707,915     $92,424,829     $57,669,736     $58,908,130     $11,998,562
------------------------------------------------------------------------------------------------------------------------


                                              FOR THE
                                           YEAR ENDED
                                            SEPT. 30,
                                                 1996
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)            $   636,397
  Net realized gain (loss) on sale of
    investments                                12,999
  Net change in unrealized appreciation
    (depreciation) of investments             (92,672)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     556,724
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A(1)                               (298,145)
    CLASS B                                         0
    CLASS C                                       N/A
    INSTITUTIONAL CLASS                      (338,252)
  From net realized gain on sale of
    investments
    CLASS A(1)                                      0
    CLASS B                                         0
    CLASS C                                       N/A
    INSTITUTIONAL CLASS                             0
  In excess of net realized gain
    CLASS A(1)                                      0
    CLASS B                                         0
    CLASS C                                       N/A
    INSTITUTIONAL CLASS                             0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)      252,284
  Reinvestment of dividends - Class A(1)      186,973
  Cost of shares redeemed - Class A(1)     (9,944,744)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                  (9,505,487)
  Proceeds from shares sold - Class B              25
  Reinvestment of dividends - Class B               0
  Cost of shares redeemed - Class B                 0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                             25
  Proceeds from shares sold - Class C             N/A
  Reinvestment of dividends - Class C             N/A
  Cost of shares redeemed - Class C               N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                            N/A
  Proceeds from shares sold -
    Institutional Class                     9,318,896
  Reinvestment of dividends -
    Institutional Class                       104,965
  Cost of shares redeemed -
    Institutional Class                    (2,185,445)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS          7,238,416
INCREASE (DECREASE) IN NET ASSETS          (2,346,719)
NET ASSETS:
  Beginning net assets                     14,305,140
ENDING NET ASSETS                         $11,958,421
-------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) PROCEEDS FROM SHARES SOLD INCLUDES $4,994,478 FOR CLASS A AND $9,693,700 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA SHORT-TERM CALIFORNIA TAX-EXEMPT FUND. SEE NOTE 1.
(3) PROCEEDS FROM SHARES SOLD INCLUDES $37,681,717 FOR CLASS A SHARES AND $8,939,165 FOR CLASS C SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND MUNICIPAL INCOME FUND. SEE NOTE 1.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                    OREGON TAX-FREE FUND
                                             ---------------------------
                                                 FOR THE
                                                   THREE
                                                  MONTHS         FOR THE
                                                   ENDED      YEAR ENDED
                                                JUNE 30,       MARCH 31,
                                                    1998            1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $   429,810     $ 1,729,188
  Net realized gain (loss) on sale of
    investments                                  100,122         600,687
  Net change in unrealized appreciation
    (depreciation) of investments                (61,124)      1,227,645
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        468,808       3,557,520
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     CLASS A(1)                                 (303,983)     (1,311,235)
     CLASS B                                     (42,790)        (43,691)
     CLASS C                                         N/A             N/A
     INSTITUTIONAL CLASS                         (83,037)       (374,262)
  From net realized gain on sale of
    investments
     CLASS A(1)                                        0        (475,455)
     CLASS B                                           0         (29,182)
     CLASS C                                         N/A             N/A
     INSTITUTIONAL CLASS                               0        (128,424)
  In excess of net realized gain
     CLASS A(1)                                        0               0
     CLASS B                                           0               0
     CLASS C                                         N/A             N/A
     INSTITUTIONAL CLASS                               0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)         948,349       2,372,220
  Reinvestment of dividends - Class A(1)         218,677       1,381,033
  Cost of shares redeemed - Class A(1)        (1,356,107)     (7,505,296)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                       (189,081)     (3,752,043)
  Proceeds from shares sold - Class B          2,271,463       3,439,482
  Reinvestment of dividends - Class B             26,167          54,270
  Cost of shares redeemed - Class B             (121,481)         (6,373)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         2,176,149       3,487,379
  Proceeds from shares sold - Class C                N/A             N/A
  Reinvestment of dividends - Class C                N/A             N/A
  Cost of shares redeemed - Class C                  N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                               N/A             N/A
  Proceeds from shares sold -
    Institutional Class                          339,055         895,262
  Reinvestment of dividends -
    Institutional Class                           23,882         119,243
  Cost of shares redeemed -
    Institutional Class                         (688,847)     (1,808,127)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS              (325,910)       (793,622)
INCREASE (DECREASE) IN NET ASSETS              1,700,156         136,985

NET ASSETS:
  Beginning net assets                        39,234,535      39,097,550
ENDING NET ASSETS                            $40,934,691     $39,234,535
------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                               Tax-Free Funds
------------------------------------------------------------------------

                                                    OREGON TAX-FREE FUND                SHORT-TERM MUNICIPAL INCOME FUND
                                             ---------------------------     -------------------------------------------
                                             FOR THE SIX                     FOR THE SIX
                                                  MONTHS         FOR THE          MONTHS         FOR THE         FOR THE
                                                   ENDED      YEAR ENDED           ENDED      YEAR ENDED      YEAR ENDED
                                               MARCH 31,       SEPT. 30,        JUNE 30,        DEC. 31,        DEC. 31,
                                                    1997            1996            1998            1997            1996
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $   936,894     $ 2,213,042     $   258,783     $   886,054     $   859,434
  Net realized gain (loss) on sale of
    investments                                  503,644         226,397          22,815           4,765           4,708
  Net change in unrealized appreciation
    (depreciation) of investments               (719,337)       (105,222)        (66,211)         27,556         (81,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        721,201       2,334,217         215,387         918,375         782,238
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     CLASS A(1)                                 (738,895)     (1,836,397)       (258,783)       (886,054)       (859,434)
     CLASS B                                      (1,673)              0             N/A             N/A             N/A
     CLASS C                                         N/A             N/A             N/A             N/A             N/A
     INSTITUTIONAL CLASS                        (196,326)       (376,645)            N/A             N/A             N/A
  From net realized gain on sale of
    investments
     CLASS A(1)                                  (64,075)              0               0          (4,513)              0
     CLASS B                                         (68)              0             N/A             N/A             N/A
     CLASS C                                         N/A             N/A             N/A             N/A             N/A
     INSTITUTIONAL CLASS                         (16,029)              0             N/A             N/A             N/A
  In excess of net realized gain
     CLASS A(1)                                        0               0               0               0               0
     CLASS B                                           0               0             N/A             N/A             N/A
     CLASS C                                         N/A             N/A             N/A             N/A             N/A
     INSTITUTIONAL CLASS                               0               0             N/A             N/A             N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A(1)         705,873       1,339,221       2,971,600      15,478,588      20,946,410
  Reinvestment of dividends - Class A(1)         603,836       1,177,977         264,884         901,426         780,444
  Cost of shares redeemed - Class A(1)        (4,118,599)    (19,138,811)    (17,485,831)    (23,493,210)    (11,422,620)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)                     (2,808,890)    (16,621,613)    (14,249,347)     (7,113,196)     10,304,234
  Proceeds from shares sold - Class B            290,001              25             N/A             N/A             N/A
  Reinvestment of dividends - Class B              1,006               0             N/A             N/A             N/A
  Cost of shares redeemed - Class B                    0               0             N/A             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                           291,007              25             N/A             N/A             N/A
  Proceeds from shares sold - Class C                N/A             N/A             N/A             N/A             N/A
  Reinvestment of dividends - Class C                N/A             N/A             N/A             N/A             N/A
  Cost of shares redeemed - Class C                  N/A             N/A             N/A             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS C                               N/A             N/A             N/A             N/A             N/A
  Proceeds from shares sold -
    Institutional Class                          737,208      10,508,693             N/A             N/A             N/A
  Reinvestment of dividends -
    Institutional Class                           46,958          74,828             N/A             N/A             N/A
  Cost of shares redeemed -
    Institutional Class                       (1,060,607)     (1,972,408)            N/A             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS              (276,441)      8,611,113             N/A             N/A             N/A
INCREASE (DECREASE) IN NET ASSETS             (3,090,189)     (7,889,300)    (14,292,743)     (7,085,388)     10,227,038

NET ASSETS:
  Beginning net assets                        42,187,739      50,077,039      19,628,115      26,713,503      16,486,465
ENDING NET ASSETS                            $39,097,550     $42,187,739     $ 5,335,372     $19,628,115     $26,713,503
------------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      ARIZONA TAX-FREE FUND (1)
                                                                                        CLASS A
                                                             ----------------------------------
                                                                  THREE
                                                                 MONTHS              SIX MONTHS
                                                                  ENDED  YEAR ENDED       ENDED
                                                               JUNE 30,   MARCH 31,   MARCH 31,
                                                               1998 (2)        1998    1997 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.77      $10.44      $10.45
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.12        0.46        0.24
  Net realized and unrealized gain (loss) on investments           0.02        0.53       (0.01)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.14        0.99        0.23
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.12)      (0.46)      (0.24)
  Distributions from net realized gain                             0.00       (0.20)       0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.12)      (0.66)      (0.24)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.79      $10.77      $10.44
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    1.27%       9.67%       2.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $5,383      $5,467      $5,744
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.73%       0.64%       0.60%
  Ratio of net investment income to average net assets            4.31%       4.32%       4.54%
Portfolio turnover                                                  14%        127%         77%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.68%       1.77%       1.58%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    3.36%       3.19%       3.56%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                           ARIZONA TAX-FREE FUND (1) (CONT.)
                                                             CLASS A (CONT.)
                              ----------------------------------------------
                                                FOUR
                                              MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED
                               SEPT. 30,   SEPT. 30,     MAY 31,     MAY 31,
                                    1996    1995 (4)        1995        1994
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.71      $10.68      $10.48      $10.64
                              ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.48        0.17        0.51        0.50
  Net realized and
    unrealized gain (loss)
    on investments                 (0.09)       0.06        0.23       (0.15)
                              ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.39        0.23        0.74        0.35
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.48)      (0.20)      (0.53)      (0.50)
  Distributions from net
    realized gain                  (0.17)       0.00       (0.01)      (0.01)
                              ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.65)      (0.20)      (0.54)      (0.51)
                              ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.45      $10.71      $10.68      $10.48
                              ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     3.60%     6.55%**       7.35%       3.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $7,331     $24,622     $24,581     $25,153
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.78%       0.45%       0.40%       0.31%
  Ratio of net investment
    income to average net
    assets                         4.45%       4.73%       4.89%       4.72%
Portfolio turnover                   42%         62%         14%         28%
----------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.46%       1.35%       1.13%       1.00%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         3.77%       3.83%       4.16%       4.03%
----------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              ARIZONA TAX-FREE FUND (1) (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                                  THREE
                                                                 MONTHS              SIX MONTHS
                                                                  ENDED  YEAR ENDED       ENDED
                                                               JUNE 30,   MARCH 31,   MARCH 31,
                                                               1998 (2)        1998    1997 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.39      $10.07      $10.07
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.09        0.37        0.11
  Net realized and unrealized gain (loss) on investments           0.01        0.51       (0.00)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.10        0.88        0.11
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.09)      (0.37)      (0.11)
  Distributions from net realized gain                             0.00       (0.19)       0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.09)      (0.56)      (0.11)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.40      $10.39      $10.07
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    1.00%       8.90%       1.90%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $1,683      $1,546        $182
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.45%       1.37%       1.30%
  Ratio of net investment income to average net assets            3.59%       3.49%       3.83%
Portfolio turnover                                                  14%        127%         77%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    2.62%       3.26%       2.96%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    2.42%       1.60%       2.17%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       ARIZONA TAX-FREE FUND (1) (CONT.)
                                 CLASS B                             INSTITUTIONAL CLASS
                                 (CONT.)  ----------------------------------------------
                              ----------       THREE
                                  PERIOD      MONTHS              SIX MONTHS
                                   ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED
                               SEPT. 30,    JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                1996 (4)    1998 (2)        1998    1997 (3)    1996 (5)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.00      $10.78      $10.44      $10.44      $10.71
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.01        0.12        0.49        0.25        0.49
  Net realized and
    unrealized gain (loss)
    on investments                  0.07        0.01        0.54        0.00       (0.10)
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.08        0.13        1.03        0.25        0.39
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.01)      (0.12)      (0.49)      (0.25)      (0.49)
  Distributions from net
    realized gain                   0.00        0.00       (0.20)       0.00       (0.17)
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.01)      (0.12)      (0.69)      (0.25)      (0.66)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.07      $10.79      $10.78      $10.44      $10.44
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     0.76%       1.19%       9.99%       2.38%       3.74%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                           $20     $10,995     $12,029     $14,349     $15,577
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.16%       0.68%       0.44%       0.40%       0.48%
  Ratio of net investment
    income to average net
    assets                         3.59%       4.36%       4.52%       4.73%       4.63%
Portfolio turnover                   42%         14%        127%         77%         42%
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.81%       1.55%       1.55%       1.50%       1.20%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.94%       3.49%       3.41%       3.63%       3.91%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              CALIFORNIA TAX-FREE BOND FUND (1)
                                                                                        CLASS A
                                                             ----------------------------------
                                                             SIX MONTHS
                                                                  ENDED  YEAR ENDED  YEAR ENDED
                                                               JUNE 30,    DEC. 31,    DEC. 31,
                                                               1998 (2)        1997        1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.32      $10.97      $11.34
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.26        0.54        0.57
  Net realized and unrealized gain (loss) on investments           0.06        0.42       (0.13)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.32        0.96        0.44
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.26)      (0.54)      (0.57)
  Distributions from net realized gain                             0.00       (0.07)      (0.24)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.26)      (0.61)      (0.81)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $11.38      $11.32      $10.97
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    2.86%       9.16%       4.03%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                             $499,720    $509,844    $239,703
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.75%       0.74%       0.71%
  Ratio of net investment income to average net assets            4.63%       4.84%       5.08%
Portfolio turnover                                                  15%         12%         19%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.11%       0.89%       0.82%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    4.27%       4.69%       4.97%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               CALIFORNIA TAX-FREE BOND FUND (1) (CONT.)
                                                                                 CLASS B
                                                 CLASS A (CONT.)  ----------------------
                              ----------------------------------  SIX MONTHS      PERIOD
                              YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    JUNE 30,    DEC. 31,
                                    1995        1994        1993    1998 (2)    1997 (3)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.67      $12.00      $11.43      $11.54      $11.51
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.63        0.67        0.66        0.23        0.02
  Net realized and
    unrealized gain (loss)
    on investments                  1.08       (1.18)       0.78        0.06        0.03
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.71       (0.51)       1.44        0.29        0.05
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.63)      (0.67)      (0.66)      (0.23)      (0.02)
  Distributions from net
    realized gain                  (0.41)      (0.15)      (0.21)       0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (1.04)      (0.82)      (0.87)      (0.23)      (0.02)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.34      $10.67      $12.00      $11.60      $11.54
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    16.38%       (4.32)%     12.98%      2.49%       0.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $268,352    $273,105    $361,779     $99,784     $77,792
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.58%       0.50%       0.69%       1.45%       1.44%
  Ratio of net investment
    income to average net
    assets                         5.59%       5.87%       5.54%       3.90%       3.95%
Portfolio turnover                   38%          4%         10%         15%         12%
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.78%       0.95%       0.85%       1.82%       1.76%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         5.39%       5.42%       5.38%       3.53%       3.63%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              CALIFORNIA TAX-FREE BOND FUND (1)
                                                                                        (CONT.)
                                                                                    CLASS C (2)
                                                             ----------------------------------
                                                             SIX MONTHS
                                                                  ENDED  YEAR ENDED  YEAR ENDED
                                                               JUNE 30,    DEC. 31,    DEC. 31,
                                                               1998 (3)        1997        1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.54      $11.19      $11.57
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.23        0.47        0.49
  Net realized and unrealized gain (loss) on investments           0.06        0.42       (0.13)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.29        0.89        0.36
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.23)      (0.47)      (0.49)
  Distributions from net realized gain                             0.00       (0.07)      (0.25)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.23)      (0.54)      (0.74)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $11.60      $11.54      $11.19
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    2.49%       8.11%       3.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $8,249      $5,860      $6,506
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.45%       1.48%       1.46%
  Ratio of net investment income to average net assets            3.90%       4.19%       4.33%
Portfolio turnover                                                  15%         12%         19%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.78%       1.63%       1.59%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    3.57%       4.04%       4.20%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               CALIFORNIA TAX-FREE BOND FUND (1) (CONT.)
                                                                     INSTITUTIONAL CLASS
                                             CLASS C (2) (CONT.)  ----------------------
                              ----------------------------------                  PERIOD
                                                      SIX MONTHS  SIX MONTHS      PERIOD
                              YEAR ENDED  YEAR ENDED       ENDED       ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    JUNE 30,    DEC. 31,
                                    1995        1994        1993    1998 (3)    1997 (4)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.88      $12.24      $12.25      $11.35      $11.32
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.56        0.60        0.28        0.26        0.03
  Net realized and
    unrealized gain (loss)
    on investments                  1.10       (1.20)       0.20        0.05        0.03
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.66       (0.60)       0.48        0.31        0.06
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.56)      (0.60)      (0.28)      (0.26)      (0.03)
  Distributions from net
    realized gain                  (0.41)      (0.16)      (0.21)       0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.97)      (0.76)      (0.49)      (0.26)      (0.03)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.57      $10.88      $12.24      $11.40      $11.35
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    15.58%       (5.00)%      3.92%      2.80%       0.49%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $7,063      $7,346      $7,641     $82,577     $84,113
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.30%       1.20%       1.32%       0.69%       0.63%
  Ratio of net investment
    income to average net
    assets                         4.87%       5.15%       4.50%       4.69%       4.79%
Portfolio turnover                   38%          4%         10%         15%         12%
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.57%       1.82%       1.61%       0.98%       0.92%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.60%       4.53%       4.21%       4.40%       4.50%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                CALIFORNIA TAX-FREE INCOME FUND
                                                                                        CLASS A
                                                             ----------------------------------
                                                                  THREE
                                                                 MONTHS              SIX MONTHS
                                                                  ENDED  YEAR ENDED       ENDED
                                                               JUNE 30,   MARCH 31,   MARCH 31,
                                                               1998 (1)        1998    1997 (2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.44      $10.27      $10.26
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.10        0.39        0.19
  Net realized and unrealized gain (loss) on investments           0.00        0.20        0.01
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.10        0.59        0.20
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.10)      (0.39)      (0.19)
  Distributions from net realized gain                             0.00       (0.03)       0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.10)      (0.42)      (0.19)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.44      $10.44      $10.27
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    0.93%       5.92%       1.97%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $54,169     $59,011     $67,647
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.75%       0.68%       0.65%
  Ratio of net investment income to average net assets            3.72%       3.78%       3.73%
Portfolio turnover                                                   2%         88%         14%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.44%       1.29%       1.18%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    3.03%       3.17%       3.20%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             CALIFORNIA TAX-FREE INCOME FUND (CONT.)
                                                             CLASS A (CONT.)     INSTITUTIONAL CLASS
                              ----------------------------------------------  ----------------------
                                    NINE                                           THREE
                                  MONTHS                                          MONTHS
                                   ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED  YEAR ENDED
                               SEPT. 30,    DEC. 31,    DEC. 31,    DEC. 31,    JUNE 30,   MARCH 31,
                                1996 (3)        1995        1994        1993    1998 (1)        1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.35       $9.84      $10.36      $10.05      $10.27      $10.11
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.29        0.38        0.40        0.39        0.10        0.39
  Net realized and
    unrealized gain (loss)
    on investments                 (0.09)       0.51       (0.52)       0.31        0.00        0.19
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.20        0.89       (0.12)       0.70        0.10        0.58
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.29)      (0.38)      (0.40)      (0.39)      (0.10)      (0.39)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00       (0.03)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.29)      (0.38)      (0.40)      (0.39)      (0.10)      (0.42)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.26      $10.35       $9.84      $10.36      $10.27      $10.27
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     2.01%       9.14%       (1.10)%      7.10%      0.94%       5.91%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $82,359     $77,965     $48,998     $52,873      $7,559      $7,069
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.65%       0.65%       0.16%       0.34%       0.70%       0.62%
  Ratio of net investment
    income to average net
    assets                         3.83%       3.70%       4.03%       3.74%       3.77%       3.84%
Portfolio turnover                   48%         31%         33%         11%          2%         88%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.14%       1.22%       1.21%       1.23%       1.40%       1.17%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         3.34%       3.13%       2.98%       2.85%       3.07%       3.29%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            CALIFORNIA TAX-FREE
                                                                            INCOME FUND (CONT.)
                                                                            INSTITUTIONAL CLASS
                                                                                        (CONT.)
                                                                         ----------------------
                                                                         SIX MONTHS      PERIOD
                                                                              ENDED       ENDED
                                                                          MARCH 31,   SEPT. 30,
                                                                           1997 (2)    1996 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.10      $10.06
                                                                         ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                 0.19        0.02
  Net realized and unrealized gain (loss) on investments                       0.01        0.04
                                                                         ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                               0.20        0.06
LESS DISTRIBUTIONS:
  Dividends from net investment income                                        (0.19)      (0.02)
  Distributions from net realized gain                                         0.00        0.00
                                                                         ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                      (0.19)      (0.02)
                                                                         ----------  ----------
NET ASSET VALUE, END OF PERIOD                                               $10.11      $10.10
                                                                         ----------  ----------
                                                                         ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                                2.00%       0.60%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                           $7,061     $10,066
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                     0.60%       0.55%
  Ratio of net investment income to average net assets                        3.73%       3.06%
Portfolio turnover                                                              14%         48%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                         1.05%       0.92%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                         3.28%       2.69%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                      NATIONAL TAX-FREE FUND (1)
                                                                                                         CLASS A
                              ----------------------------------------------------------------------------------
                                   THREE                                            FOUR
                                  MONTHS              SIX MONTHS                  MONTHS
                                   ENDED  YEAR ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED
                                JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,   SEPT. 30,     MAY 31,     MAY 31,
                                1998 (4)        1998    1997 (2)        1996    1995 (5)        1995        1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $15.92      $15.17      $15.24      $15.34      $15.28      $14.98      $15.17
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.19        0.75        0.37        0.72        0.24        0.68        0.64
  Net realized and
    unrealized gain (loss)
    on investments                  0.05        0.81       (0.07)      (0.10)       0.08        0.32       (0.17)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.24        1.56        0.30        0.62        0.32        1.00        0.47
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.19)      (0.75)      (0.37)      (0.72)      (0.26)      (0.70)      (0.64)
  Distributions from net
    realized gain                   0.00       (0.06)       0.00        0.00        0.00        0.00       (0.02)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.19)      (0.81)      (0.37)      (0.72)      (0.26)      (0.70)      (0.66)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $15.97      $15.92      $15.17      $15.24      $15.34      $15.28      $14.98
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.50%      10.44%       1.95%       4.03%     6.53%**       6.97%       3.07%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $40,820     $42,316      $4,526      $4,827     $14,305     $14,458     $13,600
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.81%       0.71%       0.35%       0.42%       0.35%       0.35%       0.27%
  Ratio of net investment
    income to average net
    assets                         4.72%       4.69%       4.81%       4.69%       4.65%       4.59%       4.29%
Portfolio turnover                   30%         78%         86%         73%         86%         23%         19%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.37%       1.61%       2.11%       1.42%       1.85%       1.51%       1.58%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.16%       3.79%       3.05%       3.69%       3.15%       3.43%       2.99%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             NATIONAL TAX-FREE FUND (1) (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                                  THREE
                                                                 MONTHS              SIX MONTHS
                                                                  ENDED  YEAR ENDED       ENDED
                                                               JUNE 30,   MARCH 31,   MARCH 31,
                                                               1998 (2)        1998    1997 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.50      $10.01      $10.06
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.11        0.42        0.06
  Net realized and unrealized gain (loss) on investments           0.04        0.53       (0.05)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.15        0.95        0.01
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.11)      (0.42)      (0.06)
  Distributions from net realized gain                             0.00       (0.04)       0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.11)      (0.46)      (0.06)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.54      $10.50      $10.01
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    1.41%       9.58%       0.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $1,841      $1,330        $119
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.41%       1.26%       1.10%
  Ratio of net investment income to average net assets            4.05%       3.88%       3.80%
Portfolio turnover                                                  30%         78%         86%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    2.71%       5.74%      13.74%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    2.75%       (0.60)%      (8.84)%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(6)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                              NATIONAL TAX-FREE FUND (1) (CONT.)
                                 CLASS B                 CLASS C                             INSTITUTIONAL CLASS
                                 (CONT.)  ----------------------  ----------------------------------------------
                              ----------       THREE                   THREE
                                  PERIOD      MONTHS      PERIOD      MONTHS              SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED
                               SEPT. 30,    JUNE 30,   MARCH 31,    JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                1996 (4)    1998 (2)    1998 (5)    1998 (2)        1998    1997 (3)    1996 (6)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.00      $10.51      $10.48      $15.92      $15.17      $15.24      $15.34
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.00        0.11        0.13        0.19        0.76        0.37        0.71
  Net realized and
    unrealized gain (loss)
    on investments                  0.06        0.03        0.03        0.05        0.81       (0.07)      (0.10)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.06        0.14        0.16        0.24        1.57        0.30        0.61
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00       (0.11)      (0.13)      (0.19)      (0.76)      (0.37)      (0.71)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00       (0.06)       0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS            0.00       (0.11)      (0.13)      (0.19)      (0.82)      (0.37)      (0.71)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.06      $10.54      $10.51      $15.97      $15.92      $15.17      $15.24
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     0.60%       1.32%       1.49%       1.51%      10.51%       1.95%       4.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                            $0      $7,312      $7,608      $7,696      $7,654      $7,354      $7,132
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.00%       1.41%       1.40%       0.76%       0.42%       0.35%       0.36%
  Ratio of net investment
    income to average net
    assets                         1.83%       4.12%       4.09%       4.76%       4.82%       4.82%       4.66%
Portfolio turnover                   73%         30%         78%         30%         78%         86%         73%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.00%       2.10%       2.28%       1.35%       1.92%       2.03%       1.45%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.83%       3.43%       3.21%       4.17%       3.32%       3.14%       3.57%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(6)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       OREGON TAX-FREE FUND (1)
                                                                                        CLASS A
                                                             ----------------------------------
                                                                  THREE
                                                                 MONTHS              SIX MONTHS
                                                                  ENDED  YEAR ENDED       ENDED
                                                               JUNE 30,   MARCH 31,   MARCH 31,
                                                               1998 (2)        1998    1997 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $16.81      $16.29      $16.42
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.18        0.76        0.37
  Net realized and unrealized gain (loss) on investments           0.01        0.81       (0.10)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.19        1.57        0.27
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.18)      (0.76)      (0.37)
  Distributions from net realized gain                             0.00       (0.29)      (0.03)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.18)      (1.05)      (0.40)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $16.82      $16.81      $16.29
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    1.16%       9.81%       1.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $27,665     $27,837     $30,635
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.67%       0.62%       0.60%
  Ratio of net investment income to average net assets            4.41%       4.54%       4.52%
Portfolio turnover                                                  24%         82%         90%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.29%       1.36%       1.31%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    3.79%       3.80%       3.81%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                    OREGON TAX-FREE FUND (1) (CONT.)
                                                             CLASS A (CONT.)                 CLASS B
                              ----------------------------------------------  ----------------------
                                                FOUR                               THREE
                                              MONTHS                              MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED       ENDED  YEAR ENDED
                               SEPT. 30,   SEPT. 30,     MAY 31,     MAY 31,    JUNE 30,   MARCH 31,
                                    1996    1995 (4)        1995        1994    1998 (3)        1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $16.38      $16.47      $16.17      $16.79      $10.30      $10.00
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.79        0.28        0.82        0.84        0.09        0.39
  Net realized and
    unrealized gain (loss)
    on investments                  0.04       (0.08)       0.39       (0.43)       0.01        0.47
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.83        0.20        1.21        0.41        0.10        0.86
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.79)      (0.29)      (0.87)      (0.82)      (0.09)      (0.39)
  Distributions from net
    realized gain                   0.00        0.00       (0.04)      (0.21)       0.00       (0.17)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.79)      (0.29)      (0.91)      (1.03)      (0.09)      (0.56)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $16.42      $16.38      $16.47      $16.17      $10.31      $10.30
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     5.03%     3.67%**       7.92%       2.33%       0.98%       8.77%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $33,676     $50,077     $52,245     $53,846      $5,956      $3,762
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.85%       0.70%       0.70%       0.62%       1.51%       1.43%
  Ratio of net investment
    income to average net
    assets                         4.87%       5.01%       5.19%       4.90%       3.48%       3.56%
Portfolio turnover                   27%         57%         15%         22%         24%         82%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.15%       1.01%       0.90%       0.84%       2.10%       2.39%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.57%       4.70%       4.99%       4.68%       2.89%       2.60%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                OREGON TAX-FREE
                                                                               FUND (1) (CONT.)
                                                                                CLASS B (CONT.)
                                                                         ----------------------
                                                                         SIX MONTHS      PERIOD
                                                                              ENDED       ENDED
                                                                          MARCH 31,   SEPT. 30,
                                                                           1997 (2)    1996 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.07      $10.00
                                                                         ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                 0.17        0.00
  Net realized and unrealized gain (loss) on investments                      (0.05)       0.07
                                                                         ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                               0.12        0.07
LESS DISTRIBUTIONS:
  Dividends from net investment income                                        (0.17)       0.00
  Distributions from net realized gain                                        (0.02)       0.00
                                                                         ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                      (0.19)       0.00
                                                                         ----------  ----------
NET ASSET VALUE, END OF PERIOD                                               $10.00      $10.07
                                                                         ----------  ----------
                                                                         ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                                1.17%       0.70%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                             $287          $0
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                     1.30%       0.00%
  Ratio of net investment income to average net assets                        3.23%       1.83%
Portfolio turnover                                                              90%         27%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                         2.15%       0.00%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                         2.38%       1.83%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            OREGON TAX-FREE FUND (1) (CONT.)
                                                         INSTITUTIONAL CLASS
                              ----------------------------------------------
                                   THREE
                                  MONTHS              SIX MONTHS
                                   ENDED  YEAR ENDED       ENDED  YEAR ENDED
                                JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                1998 (4)        1998    1997 (2)    1996 (5)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $16.81      $16.28      $16.42      $16.38
                              ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.19        0.79        0.39        0.72
  Net realized and
    unrealized gain (loss)
    on investments                  0.01        0.82       (0.11)       0.04
                              ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.20        1.61        0.28        0.76
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.19)      (0.79)      (0.39)      (0.72)
  Distributions from net
    realized gain                   0.00       (0.29)      (0.03)       0.00
                              ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.19)      (1.08)      (0.42)      (0.72)
                              ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $16.82      $16.81      $16.28      $16.42
                              ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.18%      10.08%       1.69%       5.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $7,314      $7,635      $8,175      $8,512
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.62%       0.43%       0.40%       0.63%
  Ratio of net investment
    income to average net
    assets                         4.46%       4.72%       4.72%       4.41%
Portfolio turnover                   24%         82%         90%         27%
----------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.26%       1.27%       1.24%       0.93%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         3.82%       3.88%       3.88%       4.11%
----------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM) ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           SHORT-TERM MUNICIPAL
                                                                                    INCOME FUND
                                                                         ----------------------
                                                                         SIX MONTHS
                                                                              ENDED  YEAR ENDED
                                                                           JUNE 30,    DEC. 31,
                                                                           1998 (1)        1997
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $4.98       $4.97
                                                                         ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                 0.09        0.19
  Net realized and unrealized gain (loss) on investments                      (0.02)       0.01
                                                                         ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                               0.07        0.20
LESS DISTRIBUTIONS:
  Dividends from net investment income                                        (0.09)      (0.19)
  Distributions from net realized gain                                         0.00        0.00
                                                                         ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                      (0.09)      (0.19)
                                                                         ----------  ----------
NET ASSET VALUE, END OF PERIOD                                                $4.96       $4.98
                                                                         ----------  ----------
                                                                         ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                                1.49%       4.14%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                           $5,335     $19,628
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                     0.41%     0.40%(3)
  Ratio of net investment income to average net assets                        3.80%     3.84%(3)
Portfolio turnover                                                              28%       67%(3)
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                         1.62%     1.52%(3)
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                         2.59%     2.72%(3)
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(2)  THE FUND COMMENCED OPERATIONS ON JUNE 3, 1994.
(3) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                SHORT-TERM MUNICIPAL INCOME FUND
                              ----------------------------------
                                                          PERIOD
                              YEAR ENDED  YEAR ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,
                                    1996        1995    1994 (2)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $4.99       $4.92       $5.00
                              ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.20        0.22        0.09
  Net realized and
    unrealized gain (loss)
    on investments                 (0.02)       0.07       (0.08)
                              ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.18        0.29        0.01
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.20)      (0.22)      (0.09)
  Distributions from net
    realized gain                   0.00        0.00        0.00
                              ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.20)      (0.22)      (0.09)
                              ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $4.97       $4.99       $4.92
                              ----------  ----------  ----------
                              ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     3.62%       6.10%       0.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $26,714     $16,486     $11,778
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets           0.40%(3)    0.38%(3)    0.27%(3)
  Ratio of net investment
    income to average net
    assets                       3.95%(3)    4.39%(3)    3.67%(3)
Portfolio turnover                 47%(3)      46%(3)       8%(3)
----------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                       1.43%(3)    1.97%(3)    1.98%(3)
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                       2.92%(3)    2.80%(3)    1.96%(3)
----------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(2)  THE FUND COMMENCED OPERATIONS ON JUNE 3, 1994.
(3) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers thirty-two separate series. These financial statements represent the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free, Oregon Tax-Free and Short-Term Municipal Income Funds (each, a "Fund", collectively, the "Funds"), each, with the exception of the National Tax-Free and Short-Term Municipal Income Funds, a non-diversified series of the Company. The National Tax-Free and Short-Term Municipal Income Funds are diversified series of the Company.
  At a meeting held on July 23, 1997, the Boards of Directors of Overland Express Funds, Inc. ("Overland") and the Company approved a consolidation agreement providing for the transfer of the assets and liabilities of each Overland fund to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach fund (the "Consolidation"). The Consolidation was subsequently approved by Overland shareholders. As a result of this Consolidation, effective at the close of business on December 12, 1997, the Stagecoach National Tax-Free Fund acquired all of the assets and assumed all of the liabilities of the Overland Municipal Income Fund. The acquisition was accomplished in a tax-free exchange for shares of the Stagecoach National Tax-Free Fund. The Stagecoach California Tax-Free Bond Fund acquired all of the assets and assumed all of the liabilities of the Overland California Tax-Free Bond Fund. This Fund retained Overland accounting and performance history. Historical share data was restated to give effect to the conversion ratios of 0.95571302 for Class A shares and 1.22415291 for Class D shares which were renamed Class C shares in conjunction with the Consolidation.
  Additionally, the Stagecoach Short-Term Municipal Income Fund was established to acquire all of the assets and assume all of the liabilities of the Overland Short-Term Municipal Income Fund. At the time of the Consolidation, the Short-Term Municipal Income Fund, structured as a "feeder" Fund in a "master-feeder" structure, was restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a "master"

Tax-Free Funds                                     NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

portfolio (the "Master Portfolio"). The Master Portfolio distributed all of its assets and liabilities in-kind to its interest holders and wound up its affairs (the "Dissolution"). The Dissolution occurred at the close of business on December 12, 1997.
  At a special shareholders meeting on July 16, 1996, the Shareholders of Pacifica Funds Trust ("Pacifica") approved a plan of reorganization providing for the transfer of the assets and liabilities of each Pacifica portfolio to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach fund. As a result of this reorganization, effective September 6, 1996, the Stagecoach Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds were established to acquire all of the assets and assume all of the liabilities of the Pacifica Arizona Tax-Exempt, National Tax-Exempt, and Oregon Tax-Exempt Funds (previously, the Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds of Westcore Trust), respectively (collectively, the "Predecessor Funds"). Additionally, the Stagecoach California Tax-Free Income Fund acquired all of the assets and assumed all of the liabilities of the Pacifica California Short-Term Tax-Exempt Fund. These acquisitions were accomplished in separate tax-free exchanges for shares of the respective Fund. All performance and financial data for the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds for periods prior to September 6, 1996 refers to the Predecessor Funds.
  The Arizona Tax-Free and Oregon Tax-Free Funds offer Class A, Class B, and Institutional Class shares. The California Tax-Free Bond and National Tax-Free Funds offer Class A, Class B, Class C and Institutional Class shares. The California Tax-Free Income Fund offers Class A and Institutional Class shares. The Short-Term Municipal Income Fund offers a single class of shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.
  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
  All securities are valued at the close of each business day. Securities for which the primary market is a nationally recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("Nasdaq") Nasdaq National Market are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
  Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost

Tax-Free Funds                                     NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

of securities delivered. Bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 1998. The National Tax-Free Fund had net capital loss carryforwards at June 30, 1998 as follows:

                                   YEAR   CAPITAL LOSS
FUND                            EXPIRES  CARRYFORWARDS
------------------------------------------------------
National Tax-Free Fund             2001       $286,699
                                   2002        169,257
                                   2003        245,237

  Any loss carryforwards from Pacifica and Overland are included in the Fund's carryforwards as shown above. The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each carryforward has been fully utilized or expires.
  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by a Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

DEFERRED ORGANIZATION COSTS
  Certain costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission and with the various states are amortized on a straight-line basis over 60 months from the date each Fund commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company entered into separate advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the average daily net assets of each Fund. Prior to December 15, 1997, the Short-Term Municipal Income Fund did not directly retain an investment advisor because it invested all of its assets in a separate Master Portfolio which, in turn, retained WFB as investment advisor and was charged at the same rate listed above.
  The Company entered into contracts on behalf of each Fund with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus a monthly fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million. Prior to December 15, 1997, WFB was entitled to compensation for its custodial and portfolio accounting services to the Short-Term Municipal Income Master Portfolio at the same rates listed above.

Tax-Free Funds                                     NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

  The Company entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at the following annual rates:

                                                             % OF AVERAGE
                                                                DAILY NET
                                                                   ASSETS
                                                            INSTITUTIONAL
FUND                            CLASS A*  CLASS B  CLASS C          CLASS
-------------------------------------------------------------------------
Arizona Tax-Free Fund               0.14     0.14      N/A           0.06
California Tax-Free Bond Fund       0.14     0.14     0.14           0.06

California Tax-Free Income
  Fund                              0.14      N/A      N/A           0.06
National Tax-Free Fund              0.14     0.14     0.14           0.06

Oregon Tax-Free Fund                0.14     0.14      N/A           0.06
Short-Term Municipal Income
  Fund                              0.14      N/A      N/A            N/A

 * INCLUDES FUNDS WITH A SINGLE CLASS.

  Prior to February 1, 1997, under the contracts with the California Tax-Free Bond and Short-Term Municipal Income Funds, WFB was entitled to be paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per Fund, unless net assets of the respective Fund were less than $20 million. For as long as the assets remained less than $20 million, the Fund would not be charged any transfer agency fees by WFB.
  The transfer agency fees paid on behalf of the Funds for the three months ended June 30, 1998 were as follows:

                                                                       INSTITUTIONAL
FUND                                       CLASS A  CLASS B  CLASS C           CLASS
------------------------------------------------------------------------------------
Arizona Tax-Free Fund                     $  1,888  $   550      N/A  $        1,742
California Tax-Free Bond Fund*             353,628   63,139  $ 5,034          24,090
California Tax-Free Income Fund             19,634      N/A      N/A           1,055
National Tax-Free Fund                      14,520      569    2,608           1,122
Oregon Tax-Free Fund                         9,661    1,708      N/A           1,119

 * REPRESENTS SIX MONTHS ENDED JUNE 30, 1998.

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

  The transfer agency fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

                                                                              INSTITUTIONAL
FUND                                       CLASS A    CLASS B      CLASS C            CLASS
-------------------------------------------------------------------------------------------
Arizona Tax-Free Fund                     $  7,823  $   1,180          N/A   $       7,888
California Tax-Free Bond Fund*             328,908      5,022** $    8,077           2,366 **
California Tax-Free Income Fund             90,350        N/A          N/A           4,074
National Tax-Free Fund                      22,294        816        3,278***         4,463
Oregon Tax-Free Fund                        40,448      1,698          N/A           4,754

  * REPRESENTS THE YEAR ENDED DECEMBER 31, 1997.
 ** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997. *** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO MARCH 31, 1998.

  Transfer agency fees paid on behalf of the Short-Term Municipal Income Fund for the six months ended June 30, 1998 and the year ended December 31, 1997 are disclosed in the Statement of Operations.
  The Company entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services for the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at the following annual rates:

                                                                               % OF AVERAGE
                                                                                  DAILY NET
                                                                                     ASSETS
                                                                              INSTITUTIONAL
FUND                                       CLASS A    CLASS B      CLASS C            CLASS
-------------------------------------------------------------------------------------------
Arizona Tax-Free Fund                         0.25       0.25          N/A             0.25
California Tax-Free Bond Fund                 0.30       0.30         0.25             0.25
California Tax-Free Income Fund               0.30        N/A          N/A             0.25
National Tax-Free Fund                        0.25       0.25         0.25             0.25
Oregon Tax-Free Fund                          0.25       0.25          N/A             0.25

  The shareholder servicing fees paid on behalf of the Funds for the three months ended June 30, 1998 were as follows:

                                                                  INSTITUTIONAL
FUND                                  CLASS A   CLASS B  CLASS C          CLASS
-------------------------------------------------------------------------------
Arizona Tax-Free Fund                $  3,371  $    981      N/A  $       7,257
California Tax-Free Bond Fund*        757,775   135,051  $ 8,989        100,375
California Tax-Free Income Fund        42,073       N/A      N/A          4,394
National Tax-Free Fund                 25,929     1,016    4,657          4,674
Oregon Tax-Free Fund                   17,251     3,050      N/A          4,662

 * REPRESENTS SIX MONTHS ENDED JUNE 30, 1998.

Tax-Free Funds                                     NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

  The shareholder servicing fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

                                                                            INSTITUTIONAL
FUND                                  CLASS A    CLASS B      CLASS C               CLASS
-----------------------------------------------------------------------------------------
Arizona Tax-Free Fund                $ 13,993  $   2,106          N/A     $        32,865
California Tax-Free Bond Fund*         72,181     10,736** $   14,814               9,860**

California Tax-Free Income Fund       193,608        N/A          N/A              16,929
National Tax-Free Fund                 39,810      1,476        5,852***           18,589

Oregon Tax-Free Fund                   72,229      3,033          N/A              19,809

  * REPRESENTS THE YEAR ENDED DECEMBER 31, 1997.
 ** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997 *** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO MARCH 31, 1998.

  The Company adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the single class shares of the Short-Term Municipal Income Fund. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' shares. Administrative servicing agents are entitled to receive a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Short-Term Municipal Income Fund. In no case will the Fund be charged both Distribution and Administrative Servicing fees.
  The Company entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets. Prior to February 1, 1998, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to May 1, 1997, Stephens provided substantially the same services as sole administrator to the California Tax-Free Bond and Short-Term Municipal Income Funds which each agreed to pay Stephens a monthly fee at an annual rate of 0.15% of each Fund's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

  The Company adopted separate Distribution Plans for the single class shares of the Short-Term Municipal Income Fund and the Class A, Class B, and Class C shares of the other Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plan for the Class A shares of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds provides that each such Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.05% of the average daily net assets attributable to its Class A shares. The Plan for Class A shares of the California Tax-Free Income and California Tax-Free Bond Funds provides that the Funds may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of the average daily net assets attributable to the California Tax-Free Income's Class A shares and up to the greater of $100,000 or 0.05% of the California Tax-Free Bond's Class A shares.
  The Plan for the single class shares of the Short-Term Municipal Income Fund provides that it may pay to Stephens up to 0.25% of its average daily net assets as compensation for distribution-related services or as reimbursement for distribution-related expenses.
  The Plans for the Class B shares of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds provide that each such Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75% of the average daily net assets attributable to the Class B shares. The Plan for Class B shares of California Tax-Free Bond Fund provides that the Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.70% of the average daily net assets attributable to the Class B shares.
  The Plans for Class C shares of the California Tax-Free Bond and National Tax-Free Funds provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75% of the average daily net assets attributable to the Class C shares. Prior to December 15, 1997, the Plan for the California Tax-Free Bond Fund provided that it pay to Stephens up to 0.50% of the average daily net assets attributable to the Class D shares as compensation for distribution related services. The Class D shares were renamed as Class C shares in conjunction with the Consolidation.

Tax-Free Funds                                     NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

  Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.
  The distribution fees paid on behalf of the Funds for the three months ended June 30, 1998 were as follows:

FUND                                            CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------
Arizona Tax-Free Fund                         $     172  $   2,945        N/A
California Tax-Free Bond Fund*                   79,393    315,118  $  26,968

National Tax-Free Fund                            5,186      3,049     13,971
Oregon Tax-Free Fund                                879      9,150        N/A

 * REPRESENTS SIX MONTHS ENDED JUNE 30, 1998.

  The distribution fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

FUND                                  CLASS A    CLASS B      CLASS C
---------------------------------------------------------------------
Arizona Tax-Free Fund                $  2,793  $   6,322          N/A
California Tax-Free Bond Fund*        120,470     25,051** $   30,313

National Tax-Free Fund                  7,784      4,428       17,557***
Oregon Tax-Free Fund                   14,445      9,098          N/A

  * REPRESENTS THE YEAR ENDED DECEMBER 31, 1997.
 ** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997. *** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO MARCH 31, 1998.

  Distribution fees paid on behalf of the Class A shares of the California Tax-Free Income Fund for the three months ended June 30, 1998 and the year ended March 31, 1998 and the single class shares of the Short-Term Municipal Income Fund for the six months ended June 30, 1998 and the year ended December 31, 1997 are disclosed in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

  The registration fees paid on behalf of the Funds for the three months ended June 30, 1998 were as follows:

                                                                        INSTITUTIONAL
FUND                                     CLASS A    CLASS B    CLASS C       CLASS
----------------------------------------------------------------------------------
Arizona Tax-Free Fund                  $   1,496  $   1,246        N/A   $   1,995
California Tax-Free Bond Fund*             9,620     24,317  $     248      12,333

California Tax-Free Income Fund            2,992        N/A        N/A       1,995
National Tax-Free Fund                     6,383      2,493      2,244       3,740

Oregon Tax-Free Fund                       1,745      1,371        N/A       1,496

 * REPRESENTS SIX MONTHS ENDED JUNE 30, 1998.

  The registration fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

                                                   INSTITUTIONAL
  FUND         CLASS A    CLASS B      CLASS C             CLASS
  --------------------------------------------------------------
  Arizona
    Tax-Free
    Fund       $ 5,334  $   3,312          N/A   $         7,692
  California
    Tax-Free
    Bond
    Fund*        3,904        140** $      797               280**

  California
    Tax-Free
    Income
    Fund        12,637        N/A          N/A             6,505
  National
    Tax-Free
    Fund        10,149      6,465        2,639***          12,223

  Oregon
    Tax-Free
    Fund         6,416      3,703          N/A             4,573

  * REPRESENTS THE YEAR ENDED DECEMBER 31, 1997.
 ** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO DECEMBER 31, 1997. *** REPRESENTS THE PERIOD FROM DECEMBER 15, 1997 TO MARCH 31, 1998.

  Registration fees paid on behalf of the Short-Term Municipal Income Fund for the six months ended June 30, 1998 and the year ended December 31, 1997 are disclosed in the Statement of Operations.

Tax-Free Funds                                     NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

WAIVED FEES AND REIMBURSED EXPENSES
  The following amounts of fees and expenses were waived or reimbursed for the three months ended June 30, 1998:

                                                     EXPENSES        FEES
                                                   REIMBURSED      WAIVED
FUND                                              BY STEPHENS      BY WFB
-------------------------------------------------------------------------
Arizona Tax-Free Fund                                      $0  $   42,547
California Tax-Free Bond Fund*                              0   1,215,602

California Tax-Free Income Fund                             0     109,471
National Tax-Free Fund                                      0      87,410

Oregon Tax-Free Fund                                        0      61,573

Short-Term Municipal Income Fund*                      28,701      54,091

 * REPRESENTS SIX MONTHS ENDED JUNE 30, 1998.

  The following amounts of fees and expenses were waived or reimbursed for the year ended March 31, 1998:

                                                      EXPENSES       FEES
                                                    REIMBURSED     WAIVED
FUND                                               BY STEPHENS     BY WFB
-------------------------------------------------------------------------
Arizona Tax-Free Fund                           $       25,793  $ 199,014
California Tax-Free Bond Fund*                               0    396,060

California Tax-Free Income Fund                              0    434,096
National Tax-Free Fund                                  88,767    214,106

Oregon Tax-Free Fund                                         0    291,269
Short-Term Municipal Income Fund*                            0    258,681

 * REPRESENTS THE YEAR ENDED DECEMBER 31, 1997.

  Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.
  Certain officers and one director of the Company are also officers of Stephens. As of June 30, 1998, Stephens owned 8 shares of the Arizona Tax-Free Fund, 9,088 shares of the California Tax-Free Bond Fund, 12,420 shares of the California Tax-Free Income Fund, 10,373 shares of the National Tax-Free Fund, 6 shares of the Oregon Tax-Free Fund and 2,361 shares of the Short-Term Municipal Income Fund.
  Stephens has retained $5,647,291 as sales charges from the proceeds of Class A shares sold, $1,473,156 as proceeds from Class B shares redeemed by the Company and $29,526 as proceeds from Class C shares redeemed by the Company for the period ended June 30, 1998. Wells Fargo Securities Inc., a subsidiary of WFB, received $4,712,432 as sales charges from the proceeds of

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

Class A shares sold, $854,265 as proceeds from Class B shares redeemed by the Company and $0 as proceeds from Class C shares redeemed by the Company for the period ended June 30, 1998.

3. INVESTMENT PORTFOLIO TRANSACTIONS
  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the three months ended June 30, 1998 were as follows:

AGGREGATE PURCHASES
 AND SALES

                                               PURCHASES AT         SALES
FUND                                                   COST      PROCEEDS
-------------------------------------------------------------------------
Arizona Tax-Free Fund                          $  2,583,655  $  5,241,345
California Tax-Free Bond Fund*                  109,138,942   100,183,458

California Tax-Free Income Fund                   1,120,042     9,182,161
National Tax-Free Fund                           17,030,327    19,895,293

Oregon Tax-Free Fund                             10,620,677     9,253,380
Short-Term Municipal Income Fund*                 3,294,441    19,929,637

 * REPRESENTS SIX MONTHS ENDED JUNE 30, 1998.

  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the year ended March 31, 1998 were as follows:

AGGREGATE PURCHASES
 AND SALES

                                                  PURCHASES        SALES
FUND                                                AT COST     PROCEEDS
------------------------------------------------------------------------
Arizona Tax-Free Fund                            $23,994,599 $24,305,761
California Tax-Free Bond Fund*                   30,310,601   56,906,907
California Tax-Free Income Fund                  59,839,968   66,553,766
National Tax-Free Fund                           22,599,890   20,417,641
Oregon Tax-Free Fund                             30,608,250   30,649,963
Short-Term Municipal Income Fund**               13,186,594   14,926,637

 * REPRESENTS THE YEAR ENDED DECEMBER 31, 1997.
 ** REPRESENTS THE YEAR ENDED DECEMBER 31, 1997 AND INCLUDES ACTIVITY OF THE
    MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.

4. CAPITAL SHARE TRANSACTIONS
  As of June 30, 1998, there were over 108 billion shares of $0.001 par value capital stock authorized by the Company. As of June 30, 1998, each Fund, with

Tax-Free Funds                                     NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

the exception of the Short-Term Municipal Income Fund, was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares. As of June 30, 1998, the Short-Term Municipal Income Fund was authorized to issue 300 million shares of $0.001 par value capital stock for each class of shares.
Capital share transactions for the Funds were as follows:

                                                        ARIZONA TAX-FREE FUND
                                 --------------------------------------------
                                   FOR THE                 FOR THE
                                     THREE                     SIX    FOR THE
                                    MONTHS     FOR THE      MONTHS       YEAR
                                     ENDED  YEAR ENDED       ENDED      ENDED
                                  JUNE 30,   MARCH 31,   MARCH 31,  SEPT. 30,
                                      1998        1998        1997       1996
-----------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A            14,261      43,843       8,351    115,400
  Shares issued in reinvestment
    of dividends -- Class A          4,309      24,687      10,155     31,157
  Shares redeemed -- Class A       (27,105)   (110,898)   (170,242) (1,743,227)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING -- CLASS A     (8,535)    (42,368)   (151,736) (1,596,670)
  Shares sold -- Class B            25,915     139,190      17,936      1,999
  Shares issued in reinvestment
    of dividends -- Class B            889       3,792          88          0
  Shares redeemed -- Class B       (13,840)    (12,211)     (1,997)         0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING -- CLASS B     12,964     130,771      16,027      1,999
  Shares sold -- Institutional
    Class                           15,084     116,767      75,496  1,818,383
  Shares issued in reinvestment
    of dividends --
    Institutional Class                130         991         111        584
  Shares redeemed --
    Institutional Class           (112,704)   (375,960)   (192,725)  (327,320)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING --
  INSTITUTIONAL CLASS              (97,490)   (258,202)   (117,118) 1,491,647

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

                                               CALIFORNIA TAX-FREE BOND FUND
                                          ----------------------------------
                                             FOR THE
                                                 SIX
                                              MONTHS     FOR THE     FOR THE
                                               ENDED  YEAR ENDED  YEAR ENDED
                                            JUNE 30,    DEC. 31,    DEC. 31,
                                                1998        1997      1996 *
----------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                  2,646,915   27,081,868(1) 1,035,266
  Shares issued in reinvestment of
    dividends -- Class A                    604,957      601,099    894,075
  Shares redeemed -- Class A              (4,347,657) (4,493,270) (3,749,696)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                  (1,095,785) 23,189,697  (1,820,355)
  Shares sold -- Class B(2)               2,264,459    6,780,297(1)       N/A
  Shares issued in reinvestment of
    dividends -- Class B(2)                 111,908          125        N/A
  Shares redeemed -- Class B(2)            (510,735)     (40,678)       N/A
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B(2)               1,865,632    6,739,744        N/A
  Shares sold -- Class C                    250,882      114,726    141,462
  Shares issued in reinvestment of
    dividends -- Class C                      5,659       11,817     18,629
  Shares redeemed -- Class C                (52,825)    (200,314)  (189,483)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C                    203,716      (73,771)   (29,392)
  Shares sold -- Institutional Class (2)    968,464    7,506,033(1)       N/A
  Shares issued in reinvestment of
    dividends -- Institutional Class(2)      16,617           54        N/A
  Shares redeemed -- Institutional
    Class(2)                              (1,153,845)    (96,138)       N/A
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS(2)    (168,764)   7,409,949        N/A

 * FIGURES HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION. SEE NOTE 1.
 (1) "SHARES SOLD" INCLUDES 26,130,006 FOR CLASS A SHARES, 6,543,148 FOR CLASS B SHARES AND 7,487,949 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND. SEE
     NOTE 1.
 (2) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Tax-Free Funds                                     NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

                                                      CALIFORNIA TAX-FREE INCOME FUND
                                  ---------------------------------------------------
                                      FOR THE
                                        THREE               FOR THE SIX
                                       MONTHS      FOR THE       MONTHS  FOR THE NINE
                                        ENDED   YEAR ENDED        ENDED  MONTHS ENDED
                                     JUNE 30,    MARCH 31,    MARCH 31,     SEPT. 30,
                                         1998         1998         1997      1996 (1)
-------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A              208,631    1,890,485    1,071,029     4,281,601
  Shares issued in reinvestment
    of dividends -- Class A            44,610      228,242      121,088       199,260
  Shares redeemed -- Class A         (715,645)  (3,052,403)  (2,630,399)   (3,992,269)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING -- CLASS A      (462,404)    (933,676)  (1,438,282)      488,592
  Shares sold -- Institutional
    Class                              85,189      101,348       45,913     1,002,052
  Shares issued in reinvestment
    of dividends --
    Institutional Class                 1,837        8,519        2,624             0
  Shares redeemed --
    Institutional Class               (39,041)    (120,343)    (346,660)       (5,243)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING --
  INSTITUTIONAL CLASS                  47,985      (10,476)    (298,123)      996,809

 (1) "SHARES SOLD" INCLUDES 488,921 FOR CLASS A AND 963,872 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA SHORT-TERM CALIFORNIA TAX-EXEMPT FUND.

                                                              NATIONAL TAX-FREE FUND
                                   -------------------------------------------------
                                       FOR THE
                                         THREE               FOR THE SIX
                                        MONTHS      FOR THE       MONTHS     FOR THE
                                         ENDED   YEAR ENDED        ENDED  YEAR ENDED
                                      JUNE 30,    MARCH 31,    MARCH 31,   SEPT. 30,
                                          1998         1998         1997        1996
------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                15,392    2,553,367(1)      12,514     16,315
  Shares issued in reinvestment
    of dividends -- Class A             15,229       23,740        5,388      12,154
  Shares redeemed -- Class A          (132,609)    (218,009)     (36,331)   (644,452)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A              (101,988)   2,359,098      (18,429)   (615,983)
  Shares sold -- Class B                56,596      112,758       14,844           3
  Shares issued in reinvestment
    of dividends -- Class B                995        1,979           16           0
  Shares redeemed -- Class B            (9,437)         (59)      (2,938)          0
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                48,154      114,678       11,922           3
  Shares sold -- Class C(2)                412      782,874(1)         N/A        N/A
  Shares issued in reinvestment
    of dividends -- Class C(2)           2,640        2,672          N/A         N/A
  Shares redeemed -- Class C(2)        (33,407)     (61,472)         N/A         N/A
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C(2)            (30,355)     724,074          N/A         N/A
  Shares sold -- Institutional
    Class                               27,553      172,762       80,275     603,337
  Shares issued in reinvestment
    of dividends -- Institutional
    Class                                2,385        8,516        3,930       6,841
  Shares redeemed --
    Institutional Class                (28,822)    (185,287)     (67,239)   (142,281)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL
  CLASS                                  1,116       (4,009)      16,966     467,897

 (1) "SHARES SOLD" INCLUDES 2,415,150 FOR CLASS A SHARES AND 779,496 FOR CLASS C SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND MUNICIPAL INCOME FUND. SEE NOTE 1.
 (2) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

NOTES TO FINANCIAL STATEMENTS                                     Tax-Free Funds
------------------------------------------------------------------------

                                                                 OREGON TAX-FREE FUND
                                    -------------------------------------------------
                                        FOR THE
                                          THREE               FOR THE SIX
                                         MONTHS      FOR THE       MONTHS     FOR THE
                                          ENDED   YEAR ENDED        ENDED  YEAR ENDED
                                       JUNE 30,    MARCH 31,    MARCH 31,   SEPT. 30,
                                           1998         1998         1997        1996
-------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                 56,463      140,558       42,353      80,771
  Shares issued in reinvestment of
    dividends -- Class A                 13,045       82,429       36,482      71,455
  Shares redeemed -- Class A            (80,855)    (448,209)    (248,818) (1,158,830)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                (11,347)    (225,222)    (169,983) (1,006,604)
  Shares sold -- Class B                221,819      331,842       28,610           3
  Shares issued in reinvestment of
    dividends -- Class B                  2,548        5,330           99           0
  Shares redeemed -- Class B            (11,758)        (615)           0           0
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                212,609      336,557       28,709           3
  Shares sold -- Institutional
    Class                                20,167       53,185       44,591     633,826
  Shares issued in reinvestment of
    dividends -- Institutional
    Class                                 1,426        7,122        2,838       4,545
  Shares redeemed -- Institutional
    Class                               (40,976)    (108,163)     (63,838)   (119,874)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL
  CLASS                                 (19,383)     (47,856)     (16,409)    518,497

                                            SHORT-TERM MUNICIPAL INCOME FUND
                                            --------------------------------
                                               FOR THE
                                                   SIX    FOR THE    FOR THE
                                                MONTHS       YEAR       YEAR
                                                 ENDED      ENDED      ENDED
                                              JUNE 30,   DEC. 31,   DEC. 31,
                                                  1998       1997       1996
----------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold                                  596,518  3,113,993  4,213,144
  Shares issued in reinvestment of
    dividend                                    53,177    181,253    156,919
  Shares redeemed                           (3,514,206) (4,728,462) (2,299,217)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                               (2,864,511) (1,433,216) 2,070,846

5. SUBSEQUENT EVENTS
  Effective May 1, 1998, the Short-Term Municipal Income Fund was closed to new purchases and is in the process of being liquidated.

  On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, began acting as investment sub-advisor to the Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.15% of the Funds' average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Funds' average daily net assets in excess of $800 million. WCM's minimum annual fee is $120,000 for each Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.

Tax-Free Funds                                      INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To The Shareholders and Board of Directors
Stagecoach Funds, Inc.:
  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Arizona Tax-Free Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, National Tax-Free Fund, Oregon Tax-Free Fund, and Short-Term Municipal Income Fund (six of the funds comprising Stagecoach Funds, Inc.) as of June 30, 1998, and the related statements of operations for the three-months ended June 30, 1998, and the year ended March 31, 1998, for all funds except the California Tax-Free Bond Fund and Short-Term Municipal Income Fund which are for the six months ended June 30, 1998, and the year ended December 31, 1997, the statements of changes in net assets of the Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax Free Fund for the three months ended June 30, 1998, the year ended March 31, 1998, the six months ended March 31, 1997, and the year ended September 30, 1996, the California Tax-Free Bond Fund and Short-Term Municipal Income Fund for the six months ended June 30, 1998, and the years ended December 31, 1997 and 1996, and the California Tax-Free Income Fund for the three months ended June 30, 1998, the year ended March 31, 1998, the six months ended March 31, 1997, and the nine months ended September 30, 1996, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund, all years or periods indicated in the accompanying financial highlights ending prior to October 1, 1995, were audited by other auditors whose report dated November 3, 1995, expressed an unqualified opinion on this information.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of June 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

  [KPMG PEAT MARWICK LLP SIGNATURE]

San Francisco, California
August 5, 1998

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

Wells Fargo provides investment advisory services, shareholder services, and certain other services for Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

-C- Stagecoach Funds

STAGECOACH FUNDS-Registered Trademark-
P.O. Box 7066
San Francisco, CA 94120-7066


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